  As filed with the Securities and Exchange Commission on September 24, 2004

                                           Registration Nos. 33-61997, 811-7343
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]

                          Pre-Effective Amendment No.                       [_]
                        Post-Effective Amendment No. 25                     [X]

                                    and/or
                       REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940                      [_]
                               Amendment No. 26                             [X]

                       (Check appropriate box or boxes)

                                 -------------

                  THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
              (Exact name of registrant as specified in charter)

                          GATEWAY CENTER THREE (GC3)
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

                                 -------------

      Registrant's Telephone Number, Including Area Code: (973) 367-1495

                             Lori E. Bostrom, Esq.
                          Gateway Center Three (GC3)
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077
                    (Name and Address of Agent for Service)

                                 -------------

                 Approximate date of proposed public offering:
                  As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                           (check appropriate box):


          [_] immediately upon filing pursuant to paragraph (b)
          [_] on (date) pursuant to paragraph (b)
          [X] 60 days after filing pursuant to paragraph (a)(1)
          [_] on (date) pursuant to paragraph (a)(1)
          [_] 75 days after filing pursuant to paragraph (a)(2)
          [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

              If appropriate, check the following box:
          [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered . . . . Shares of common stock, par value
                               $.001 per share.

================================================================================

                                    [GRAPHIC]



Dryden Active Allocation Fund



                Formerly known as Dryden Active Balanced Fund



  ------------------------------------------------------------------------------
  NOVEMBER   , 2004 PROSPECTUS


                                    [GRAPHIC]



FUND TYPE
Balanced/allocation

OBJECTIVE
Income and long-term growth of capital
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.



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Table of Contents


 3  RISK/RETURN SUMMARY
 3  Investment Objective and Principal Strategies
 4  Principal Risks
 5  Evaluating Performance
 7  Fees and Expenses

 9  HOW THE FUND INVESTS
 9  Investment Objective and Policies
14  Other Investments and Strategies
16  Investment Risks

22  HOW THE FUND IS MANAGED
22  Board of Directors
22  Manager
22  Investment Adviser
23  Portfolio Managers
23  Distributor

24  FUND DISTRIBUTIONS AND TAX ISSUES
24  Distributions
25  Tax Issues
26  If You Sell or Exchange Your Shares

28  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
28  How to Buy Shares
39  How to Sell Your Shares
42  How to Exchange Your Shares
44  Telephone Redemptions or Exchanges
44  Expedited Redemption Privilege

45  FINANCIAL HIGHLIGHTS
45  Class A Shares
46  Class B Shares
47  Class C Shares
48  Class Z Shares

    FOR MORE INFORMATION (BACK COVER)


2   Visit our website at www.jennisondryden.com

We're Equity Investors
In deciding which equity investments to buy for the equity portfolio, we look for common stocks, preferred stocks or other equity-related securities of companies that are expected to provide higher total returns (yield plus appreciation) than the average stock.

We Also Invest in Debt Instruments
We use a team approach to find debt obligations. Issuers of bonds and other debt instruments pay a fixed or variable rate of interest and must repay the amount borrowed at maturity.

Risk/Return Summary


This section highlights key information about Dryden Active Allocation Fund, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Before December 8, 2003, the Fund was known as Dryden Active Balanced Fund. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to seek income and long-term growth of capital. The Fund seeks to achieve its objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. While we make every effort to achieve our objective, we can't guarantee success.

Normally the Fund will invest 40% to 75% of its total assets in equity-related securities. Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities.

Under normal circumstances, we will invest 25% to 60% of our total assets in investment-grade fixed-income securities. We may invest up to 20% of our total assets in fixed-income securities rated lower than investment grade. These are known as "junk bonds."

Normally, we also may invest up to 35% of the Fund's total assets in money market instruments, which include the commercial paper of U.S. and non-U.S. corporations, short-term obligations of U.S. and foreign banks and short-term obligations guaranteed by the U.S. government or its agencies.

We can invest up to 35% of the Fund's total assets in foreign equity and debt securities. Up to 30% of the Fund's total assets may be used in investment techniques involving leverage, such as dollar rolls, forward rolls and reverse repurchase agreements. We also may use derivatives for hedging or to improve the Fund's returns.

                                             Dryden Active Allocation Fund  3

Risk/Return Summary


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large and medium-size companies are more stable than the stock prices of small companies. The Fund's equity holdings can vary significantly from broad market indexes, and the performance of the Fund can deviate from the performance of such indexes.

The Fund uses an asset allocation strategy. Although the Fund's investment adviser believes that this will add value over the long term, it is possible that we will emphasize an asset category that is out of favor.

The Fund invests in debt obligations, which have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay the Fund interest or repay principal. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline. Debt securities rated below investment grade --also known as "junk bonds"--have a higher risk of default and tend to be less liquid.

Since the Fund invests in foreign securities, there are additional risks. Foreign markets often are more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those placed on U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.

The Fund has historically actively and frequently traded its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

Some of our investment strategies --such as using leverage or derivatives --also involve above-average risks. The Fund may use various derivative strategies to try to enhance return. The Fund may also use derivatives as hedging techniques to try to protect its assets. Derivatives may not match or fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred. If the Fund sells securities and agrees to repurchase them in a forward roll transaction or a reverse repurchase agreement, there is a risk that the market value of any securities purchased with proceeds of the initial sale will decline below the repurchase price the Fund has agreed to pay. This would cause the net asset value of the Fund's shares

4   Visit our website at www.jennisondryden.com
to decrease faster than would otherwise be the case, and is the speculative characteristic known as "leverage."

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk --can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with broad measures of market performance and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


Annual Total Returns* (Class A shares)


                                    [CHART]

                 Annual Returns

 1997      1998     1999      2000     2001     2002      2003
------    ------   ------    ------   ------   ------    ------
15.20%    15.89%   10.40%    -0.22%   -5.26%   -12.24%

BEST QUARTER:  %  ( quarter of )
WORST QUARTER: %  ( quarter of )


--------------------------------------------------------------------------------

The total return of the Class A shares from 1-1-04 to 9-30-04 was     %.

*These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual return would have been lower, too.

                                             Dryden Active Allocation Fund  5

Risk/Return Summary


AVERAGE ANNUAL TOTAL RETURNS/1/ (as of 12-31-03)
                                                ONE YEAR FIVE YEARS   SINCE INCEPTION
Class A shares                                       %         %      % (since 11-7-96)
---------------------------------------------------------------------------------------
Class C shares                                       %         %      % (since 11-7-96)
---------------------------------------------------------------------------------------
Class Z shares                                       %         %       % (since 1-4-93)
---------------------------------------------------------------------------------------
Class B shares
---------------------------------------------------------------------------------------
  Return Before Taxes                                %         %      % (since 11-7-96)
---------------------------------------------------------------------------------------
  Return After Taxes On Distributions/3/             %         %      % (since 11-7-96)
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions and
   Sale of Fund Shares/3/                            %         %      % (since 11-7-96)
---------------------------------------------------------------------------------------
Index (reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------
  S&P 500 Index/4/                                   %         %          N/A/4/
---------------------------------------------------------------------------------------
  Lehman Brothers U.S. Aggregate Bond Index/6/       %         %          N/A/5/
---------------------------------------------------------------------------------------
  Customized Blend/5/                                %         %          N/A/6/
---------------------------------------------------------------------------------------
  Lipper Average/6/                                  %         %          N/A/7/
---------------------------------------------------------------------------------------





/1/The Fund's returns are after deduction of sales charges and expenses.
   Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower. Class R shares are new, and therefore, no performance information is available for this share class. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C and Z shares.


/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


/3/The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)--an
   unmanaged index of 500 stocks of large U.S. public companies--gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included the effects of these deductions.
   S&P 500 Index returns since the inception of each class are     % for Class
   A, Class B and Class C shares and     % for Class Z shares. Source: Lipper
   Inc.


/4/The Lehman Brothers U.S. Aggregate Bond Index (LABI)--an unmanaged index of investment grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity--gives a broad look at how bond prices of short and intermediate-term bonds have
   performed. The LABI returns since inception were     % for Class A, Class B
   and Class C shares, and     % for Class Z shares. Source: Lipper Inc.


/5/Customized Blend is a model portfolio consisting of the S&P 500 Index
   (    %), the Lehman U.S. Aggregate Bond Index (40%) and the Treasury bill
   3-month blend (    %). Each component of Customized Blend is an unmanaged
   index generally considered to represent the performance of its asset class. The Customized Blend is intended to provide a theoretical comparison to the Fund's performance, based on the amounts allocated to each asset class. The Customized Blend does not reflect deductions for any sales charges, taxes or operating expenses of a mutual fund. These returns would be lower if they included the effect of these deductions. Source: Lipper Inc. The Customized
   Blend returns since inception would be     % for Class A, Class B and Class
   C shares, and     % for Class Z shares.


/6/The Lipper Average is based on the average return of all mutual funds in the
   Lipper Balanced Fund category and reflects deductions for operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of these deductions. Lipper Average returns since the inception of each class are
       % for Class A, Class B and Class C shares and     % for Class Z shares.
   Source: Lipper Inc.




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FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C, Z and R. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z and Class R shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."



SHAREHOLDER FEES/1/ (paid directly from your investment)
                                        CLASS A   CLASS B   CLASS C   CLASS Z CLASS R
Maximum sales charge (load) imposed
 on purchases (as a percentage of
 offering price)                         5.50%      None      None     None    None
-------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
 (as a percentage of the lower of
 original purchase price or sale
 proceeds)                                  1%/2/     5%/3/     1%/4/  None    None
-------------------------------------------------------------------------------------
Maximum sales charge (load) imposed
 on reinvested dividends and other
 distributions                            None      None      None     None    None
-------------------------------------------------------------------------------------
Redemption fees                           None      None      None     None    None
-------------------------------------------------------------------------------------
Exchange fee                              None      None      None     None    None
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
                                        CLASS A   CLASS B   CLASS C   CLASS Z CLASS R
Management fees                           .65%      .65%      .65%     .65%    .65%
-------------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees   .30%     1.00%     1.00%     None
-------------------------------------------------------------------------------------
+ Other expenses                             %         %         %        %
-------------------------------------------------------------------------------------
= Total annual Fund operating expenses       %         %         %        %
-------------------------------------------------------------------------------------
- Fee waiver                              .05%      None      None     None
-------------------------------------------------------------------------------------
= Net annual Fund operating expenses
-------------------------------------------------------------------------------------


/1/Your broker may charge you a separate or additional fee for purchases and sales of shares.



/2/Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase.


/3/The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.


/4/The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).


/5/The Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares, and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares through January 31, 2006.


                                             Dryden Active Allocation Fund  7

Risk/Return Summary


EXAMPLE
This example is intended to help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares    $          $          $          $
            --------------------------------------------------------
            Class B shares    $          $          $          $
            --------------------------------------------------------
            Class C shares    $          $          $          $
            --------------------------------------------------------
            Class Z shares    $          $          $          $
            --------------------------------------------------------
            Class R shares    $          $          $          $
            --------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares    $          $          $          $
            --------------------------------------------------------
            Class B shares    $          $          $          $
            --------------------------------------------------------
            Class C shares    $          $          $          $
            --------------------------------------------------------
            Class Z shares    $          $          $          $
            --------------------------------------------------------
            Class R shares    $          $          $          $
            --------------------------------------------------------


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Asset Allocation
In managing the Fund's asset allocation, the portfolio managers use a quantitative model. They manage the stock portion of the Fund's portfolio using behavioral finance models to select securities they believe to be underpriced, while maintaining a risk profile like that of the Standard & Poor's 500 Composite Stock Price Index. The bond portion of the portfolio is managed by a team of professionals.

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is to seek income and long-term growth of capital. The Fund seeks to achieve its objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we normally invest in a wide variety of equity securities, debt securities and money market instruments. The Fund's investments will be actively shifted among these asset classes in order to capitalize on perceived valuation opportunities and to maximize the Fund's total return.

In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities include American Depositary Receipts
(ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. We may buy common stocks of companies of every size--small, medium and large capitalization.

Debt obligations include corporate and non-corporate obligations, such as U.S. government securities. The weighted average maturity of the debt securities held by the Fund will normally be between 3 and 30 years. We can invest up to 20% of the Fund's total assets in debt obligations rated BB or B by Standard & Poor's Ratings Services or Ba or B by Moody's Investors Service, Inc. or the equivalent rating by another nationally recognized statistical rating organization. These lower-rated obligations--also known as "junk bonds"--have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. We also may invest in obligations that are not rated, but that we believe are of comparable quality to these lower-rated obligations.

We may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the

                                             Dryden Active Allocation Fund  9

How the Fund Invests

U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks.

U.S. GOVERNMENT SECURITIES
The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

MORTGAGE-RELATED SECURITIES
We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.

Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

ASSET-BACKED SECURITIES
We may also invest in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Unlike most corporate bonds, which are usually unsecured, most asset-backed securities are secured by collateral, or collateralized, which provides for more predictable cash flows and more protection against event-risk downgrades. However, to the extent a borrower fails to make timely repayments on the underlying loans

10 Visit our website at www.jennisondryden.com when due or prepayments on underlying assets accelerate due to declines in interest rates, the Fund could suffer a loss on its investment. Some asset-backed securities that the Fund invests in may be collateralized by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or euro-denominated securities.

COLLATERALIZED DEBT OBLIGATIONS (CDOS)
The Fund may invest in collateralized debt obligations (CDOs). A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment-grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors. Investment in CDOs will be limited to 5% of investable assets of the Fund. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes.

CREDIT-LINKED SECURITIES
The Fund may invest in credit-linked securities. Credit-linked securities are securities with one or more embedded credit default swaps on corporate credits, which allows issuers of the securities to transfer specific credit risk of the asset referenced in the credit default swap(s) to credit investors. Credit-linked securities are structured so that the coupon or price of a credit-linked security is linked to the performance of the reference asset or assets and the principal or coupon on the security is paid or repaid contingent on the occurrence of a specified credit event or at maturity.

DOLLAR ROLLS
The Fund may enter into dollar rolls. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

SWAP TRANSACTIONS
The Fund may enter into swap transactions. Swap transactions are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, credit

                                             Dryden Active Allocation Fund  11

How the Fund Invests

default swaps, interest rate swaps, total return and index swaps and currency exchange swaps.



FOREIGN SECURITIES
We may invest up to 15% of the Fund's total assets in foreign equity securities and up to 20% of its total assets in fixed-income securities of foreign issuers. For purposes of the 15% limit, we do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

PORTFOLIO TURNOVER
As a result of the strategies described above, the Fund has historically had an annual portfolio turnover rate of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.

REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements. When the Fund enters into a reverse repurchase agreement, the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

SHORT SALES

The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make short sales "against the box". In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 25% of the Fund's net assets may be subject to short sales against the box. In addition, the Fund may have up to 5% of its total assets allocated to uncovered short sales.


12  Visit our website at www.jennisondryden.com

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, swaps, swap options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Options. The Fund may purchase and sell put and call options on equity securities, stock indexes, swaps and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.


SWAP OPTIONS


The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms.


Futures Contracts and Related Options, Foreign Currency Forward Contracts. The Fund may purchase and sell futures contracts on equity and debt securities, securities indexes, interest rate indexes and foreign currencies, and related options on such futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a

                                             Dryden Active Allocation Fund  13

How the Fund Invests

set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Company can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

REPURCHASE AGREEMENTS
The Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

MONEY MARKET INSTRUMENTS; TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

The Fund may at any time hold cash or invest in money market funds and high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

14  Visit our website at www.jennisondryden.com

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings); lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.


                                             Dryden Active Allocation Fund  15

How the Fund Invests


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.


INVESTMENT TYPE


% of Investable Assets    RISKS                             POTENTIAL REWARDS

EQUITY-RELATED SECURITIES .Individual stocks could lose     .Historically, stocks have
40-75%                     value                             outperformed other
                                                             investments over the long
                          .The equity markets could go       term
                           down, resulting in a decline in
                           value of the Fund's              .Generally, economic growth
                           investments                       means higher corporate
                                                             profits, which lead to an
                          .Changes in economic or            increase in stock prices,
                           political conditions, both        known as capital appreciation
                           domestic and international,
                           may result in a decline in       .May be a source of dividend
                           value of the Fund's               income
                           investments
                                                            .The Fund's asset allocation
                          .Companies that pay                strategy may provide stable
                           dividends may not do so if        returns
                           they don't have profits or
                           adequate cash flow

                          .The Fund may invest the bulk
                           of its assets in an asset
                           category that is out of favor,
                           which could result in losses if
                           stock prices fall

----------------------------------------------------------

SHORT SALES               .May magnify underlying           .May magnify underlying
Up to 25% of net assets;   investment losses                 investment gains
usually less than 10%
(against the box)         .Investment costs may exceed
                           potential underlying
Up to 5% of total assets   investment gains
(uncovered)
                          .Short sales "against the box"
                           give up the opportunity for
                           capital appreciation in the
                           security


16  Visit our website at www.jennisondryden.com

% of Investable Assets      RISKS                             POTENTIAL REWARDS

FIXED-INCOME OBLIGATIONS    .The Fund's holdings, share       .Most bonds will rise in value
25-60%, including up to 20%  price and total return may        when interest rates fall
in "junk bonds"              fluctuate in response to bond
                             market movements                 .A source of regular interest
                                                               income
                            .Credit risk--the risk that the
                             default of an issuer would       .High-quality debt obligations
                             leave the Fund with unpaid        are generally more secure
                             interest or principal. The        than stocks since companies
                             lower a bond's quality, the       must pay their debts before
                             higher its potential volatility   they pay dividends

                            .Market risk--the risk that the   .Bonds have generally
                             market value of an                outperformed money market
                             investment may move down,         instruments over the long
                             sometimes rapidly or              term, with less risk than
                             unpredictably. Market risk        stocks
                             may affect an industry, a
                             sector, or the market as a       .Investment-grade bonds have
                             whole                             a lower risk of default than
                                                               junk bonds
                            .Interest rate risk--the risk
                             that the value of most bonds     .Junk bonds offer higher yields
                             will fall when interest rates     and higher potential gains
                             rise. The longer a bond's         than investment-grade bonds
                             maturity and the lower its
                             credit quality, the more its
                             value typically falls. It can
                             lead to price volatility

                            .Junk bonds have a higher risk
                             of default, tend to be less
                             liquid, are more volatile and
                             may be more difficult to value


                                             Dryden Active Allocation Fund  17

How the Fund Invests

% of Investable Assets  RISKS                             POTENTIAL REWARDS

MORTGAGE-RELATED        .Prepayment risk--the risk        .A source of regular interest
SECURITIES               that the underlying mortgage      income
Up to 60%                may be pre-paid partially or
                         completely, generally during     .The U.S. government
                         periods of falling interest       guarantees interest and
                         rates, which could adversely      principal payments on certain
                         affect yield to maturity and      securities
                         could require the Fund to
                         reinvest in lower-yielding       .May benefit from security
                         securities                        interest in real estate
                                                           collateral
                        .Credit risk--the risk that the
                         underlying mortgages will not    .Pass-through instruments
                         be paid by debtors or by credit   provide greater diversification
                         insurers or guarantors of such    than direct ownership of
                         instruments. Some mortgage        loans
                         securities are unsecured or
                         secured by lower-rated           .May provide capital
                         insurers or guarantors and        appreciation
                         thus may involve greater risk

                        .See market risk and interest
                         rate risk described above
                         under "Fixed-income
                         obligations"

----------------------------------------------------------

ASSET-BACKED SECURITIES .The security interest in the     .A source of regular interest
Up to 60%                underlying collateral may be      income
                         nonexistent or may not be as
                         great as with mortgage-          .Prepayment risk is generally
                         related securities                lower than with mortgage-
                                                           related securities
                        .Credit risk--the risk that the
                         underlying receivables will      .Pass-through instruments
                         not be paid by debtors or by      provide greater diversification
                         credit insurers or guarantors     than direct ownership of
                         of such instruments. Some         loans
                         asset-backed securities are
                         unsecured or secured by
                         lower-rated insurers or
                         guarantors and thus may
                         involve greater risk

                        .See market risk and interest
                         rate risk described above
                         under "Fixed-income
                         obligations" and prepayment
                         risk described above under
                         "Mortgage-related securities"


18  Visit our website at www.jennisondryden.com

% of Investable Assets RISKS                             POTENTIAL REWARDS

FOREIGN SECURITIES     .Foreign markets, economies       .Investors can participate in
Up to 35%               and political systems,            the growth of foreign markets
                        particularly those in             through the Fund's
                        developing countries, may         investments in companies
                        not be as stable as those in      operating in those markets
                        the U.S.
                                                         .May profit from changing
                       .Currency risk--changing           values of foreign currencies
                        values of foreign currencies
                        can cause losses                 .Opportunities for
                                                          diversification
                       .May be less liquid than U.S.
                        stocks and bonds

                       .Differences in foreign laws,
                        accounting standards, public
                        information, custody and
                        settlement practices may
                        result in less reliable
                        information on foreign
                        investments and more risk

                       .Investments in emerging
                        market securities are subject
                        to greater volatility and price
                        declines

----------------------------------------------------------

REVERSE REPURCHASE     .May magnify underlying           .May magnify underlying
AGREEMENTS AND FORWARD  investment losses                 investment gains
ROLLS
Up to 33 1/3%          .Investment costs may exceed
                        potential underlying
                        investment gains

                       .Leverage risk--the risk that
                        the market value of the
                        securities purchased with
                        proceeds of the sale declines
                        below the price of the
                        securities the Fund must
                        repurchase


                                             Dryden Active Allocation Fund  19

How the Fund Invests

% of Investable Assets        RISKS                              POTENTIAL REWARDS

DERIVATIVES                   .The value of derivatives (such    .The Fund could make money
(including swaps)              as futures, options and            and protect against losses if
Percentage varies              foreign currency forward           the investment analysis
                               contracts and swaps) that are      proves correct
                               used to hedge a portfolio
                               security is generally             .Derivatives used for return
                               determined independently           enhancement purposes
                               from that security and could       involve a type of leverage and
                               result in a loss to the Fund       could generate substantial
                               when the price movement of         gains at low cost
                               the derivative does not
                               correlate with a change in the    .One way to manage the
                               value of the portfolio security    Fund's risk/return balance is
                                                                  by locking in the value of an
                              .Derivatives used for risk          investment ahead of time
                               management may not have
                               the intended effects and may      .Hedges that correlate well
                               result in losses or missed         with an underlying position
                               opportunities                      can increase or enhance
                                                                  investment income or capital
                              .The other party to a               gains at low cost
                               derivatives contract could
                               default

                              .Derivatives can increase
                               share price volatility and
                               derivatives that involve
                               leverage could magnify losses

                              .Certain types of derivatives
                               involve costs to the Fund that
                               can reduce returns

----------------------------------------------------------

COLLATERALIZED DEBT           .The CDO's underlying              .Greater diversification than
OBLIGATIONS (CDOS)             obligations may not be             direct investment in debt
Up to 5% of investable assets  authorized investments for         instruments
                               the Fund
                                                                 .May offer higher yield due to
                              .A CDO is a derivative, and is      their structure
                               subject to credit, liquidity and
                               market risks, as well as price
                               volatility

                              .Limited liquidity because of
                               transfer restrictions and lack
                               of an organized trading
                               market


20  Visit our website at www.jennisondryden.com

% of Investable Assets   RISKS                               POTENTIAL REWARDS

CREDIT-LINKED SECURITIES .The issuer of the credit-linked    .Regular stream of payments
Up to 15%                 security may default or
                          become bankrupt                    .Greater diversification than
                                                              direct investments in assets
                         .Credit risk of the corporate
                          credits underlying the credit      .May offer higher yields due to
                          default swaps                       their structure

                         .Typically privately negotiated
                          transactions, resulting in
                          limited liquidity or no liquidity

                         .See market risk described
                          above under "Fixed-income
                          obligations" and prepayment
                          risk described above under
                          "Mortgage-related securities"

----------------------------------------------------------

U.S. GOVERNMENT          .Limits potential for capital       .May preserve the Fund's
SECURITIES                appreciation                        assets
Up to 60%
                         .See market risk, credit risk       .A source of regular interest
                          and interest rate risk              income
                          described above under
                          "Fixed-income obligations"         .Generally more secure than
                                                              lower quality debt securities
                         .Some are not insured or             and equity securities
                          guaranteed by the U.S.
                          government, but only by the        .Principal and interest may be
                          issuing agency, which must          guaranteed by the U.S.
                          rely on its own resources to        government
                          repay the debt and are
                          subject to the risk of default
                          like private issuers

----------------------------------------------------------

MONEY MARKET             .Limits potential for capital       .May preserve the Fund's
INSTRUMENTS               appreciation and achieving          assets
Up to 35% under normal    the Fund's investment
circumstances             objective

Up to 100% temporarily   .Credit risk--the risk that the
                          default of an issuer would
                          leave the Fund with unpaid
                          interest or principal

                         .Market risk--the risk that the
                          market value of an
                          investment may move up or
                          down. Market risk may affect
                          an industry, a sector or the
                          market as a whole

----------------------------------------------------------

ILLIQUID SECURITIES      .May be difficult to value          .May offer a more attractive
Up to 15% of net assets   precisely                           yield or potential for growth
                                                              than more widely traded
                         .May be difficult to sell at the     securities
                          time or price desired


                                             Dryden Active Allocation Fund  21

How the Fund is Managed

BOARD OF DIRECTORS
The Company's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077


Under a management agreement with the Company, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 2004, the Fund paid PI management fees of .65% of the Fund's average daily net assets.



PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate
assets of approximately $     billion.


Subject to the supervision of the Board of the Company, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER
Prudential Investment Management, Inc. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address

22 Visit our website at www.jennisondryden.com is Gateway Center Two, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

PORTFOLIO MANAGERS
J. Scott, Ph.D., is a Senior Managing Director of Prudential Investments Quantitative Management, a unit of PIM. He has been a portfolio manager for the Fund since June 1998. Dr. Scott, along with M. Stumpp, Ph.D., manages the equity portion of the Fund and is responsible for determining the Fund's overall balanced strategy. Dr. Scott has managed balanced and equity portfolios for Prudential's pension plans and institutional clients since 1987. He received a B.A. from Rice University and an M.S. and Ph.D. from Carnegie Mellon University.


M. Stumpp, Ph.D., a Senior Managing Director of PIM, has been a portfolio manager for the Fund since June 1998. Dr. Stumpp chairs the Quantitative Management Group's Investment Policy Committee and is responsible for its model portfolio. Dr. Stumpp developed and oversees the methodology underlying the group's actively managed equity portfolios. Dr. Stumpp has managed mutual fund portfolios since 1995 and has managed investment portfolios for over 15 years. Dr. Stumpp received a B.A. from Boston University and an M.A. and Ph.D. from Brown University.


In addition, PIM's Fixed Income Liquidity Team (the Team), headed by Peter Cordrey, is primarily responsible for overseeing the day-to-day management of the fixed-income portion of the Fund. The Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Fixed Income Investment Policy Committee and the Fund's investment restrictions and policies. In addition, a credit research team of analysts supports the Team using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C, Z and R shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Class A, Class B, Class C and Class R shares are subject to an annual 12b-1 fee of .30%, 1%, 1% and .75% respectively. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                                             Dryden Active Allocation Fund  23

Fund Distributions and Tax Issues


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to taxes unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.


Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to shareholders--typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.



The Fund also distributes any realized net capital gains to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15%, but if the Fund holds the security for one year or less, any gain is treated as short-term capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.



Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to


24 Visit our website at www.jennisondryden.com corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.


Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As

                                             Dryden Active Allocation Fund  25

Fund Distributions and Tax Issues

explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which

---------------------------------                     is subject to tax unless you hold
                                                      shares in a qualified or tax-deferred
----------------------------------------------------- plan or account. The amount of tax
                       +$   CAPITAL GAIN              you pay depends on how long you
                            (taxes owed)              owned your shares and when you
$ RECEIPTS                                            bought them. If you sell shares of
  FROM SALE                 OR                        the Fund for a loss, you may have a
                                                      capital loss, which you may use to
                       -$   CAPITAL LOSS              offset certain capital gains you have.
                            (offset against gain)
-----------------------------------------------------

---------------------------------

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event". Therefore, if the shares you exchanged have increased in value

26 Visit our website at www.jennisondryden.com since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event". This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

                                             Dryden Active Allocation Fund  27

How to Buy, Sell and Exchange Shares of
the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; and Step 4: Additional Shareholder Services. Each of these steps is described below.


STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8310
Philadelphia, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.




With certain limited exceptions, the Fund is only available to U.S. citizens and residents.



STEP 2: CHOOSE A SHARE CLASS


Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to limited groups of investors.



Multiple share classes let you choose a cost structure that meets your needs:



.. Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge.



.. Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.


28  Visit our website at www.jennisondryden.com

.. Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.



When choosing a share class, you should consider the following factors:



.. The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.



.. The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.



.. The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.



.. The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.



.. Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchase orders for Class B shares exceeding these amounts generally will not be accepted.



.. Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchase orders for Class C shares above these amounts generally will not be accepted.



.. Because Class Z and Class R shares have lower operating expenses than Class
  A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z or Class R shares.


See "How to Sell Your Shares" for a description of the impact of CDSCs.


Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.


                                             Dryden Active Allocation Fund  29

How to Buy, Sell and Exchange Shares of the Fund


Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                          CLASS A             CLASS B             CLASS C      CLASS Z CLASS R
Minimum purchase
 amount/1/                $1,000              $1,000              $2,500        None   None
-------------------------------------------------------------------------------------------------
Minimum amount for
 subsequent purchases/1/  $100                $100                $100          None   None
-------------------------------------------------------------------------------------------------
Maximum initial sales     5.50% of the public
 charge                   offering price      None                None          None   None
-------------------------------------------------------------------------------------------------
Contingent Deferred Sales
 Charge (CDSC)/2/         1%/3/               If sold during:     1% on sales   None   None
                                              Year 1          5%  made within
                                              Year 2          4%  12 months of
                                              Year 3          3%  purchase
                                              Year 4          3%
                                              Years 5/6       1%
                                              Year 7          0%
-------------------------------------------------------------------------------------------------
Annual distribution and
 service
 (12b-1) fees shown as
 a percentage of          .30 of 1%                                                    .75 of 1%
 average daily net        (.25 of 1%                                                   (.50 of 1%
 assets/4/                currently)          1%                  1%            None   currently)
-------------------------------------------------------------------------------------------------



/1/The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services--Automatic Investment Plan."




/2/For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."


/3/Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge.




/4/These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B, Class C and Class R shares is .25% of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee), 1% (including the .25 of 1% service fee) for Class B and Class C shares and .75 of 1% (including the .25 of 1% service fee) for Class R shares. For the period ending January 31, 2006, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.


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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.


Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.



                             SALES CHARGE AS % SALES CHARGE AS %    DEALER
  AMOUNT OF PURCHASE         OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000                5.50%             5.82%           5.00%
  $25,000 to $49,999               5.00%             5.26%           4.50%
  $50,000 to $99,999               4.50%             4.71%           4.00%
  $100,000 to $249,999             3.75%             3.90%           3.25%
  $250,000 to $499,999             2.75%             2.83%           2.50%
  $500,000 to $999,999             2.00%             2.04%           1.75%
  $1 million and $4,999,999*        None              None           1.00%**





 *If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge.


**For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%.
  For investments of $10 million and above, the dealer reallowance is 0.25%.


To satisfy the purchase amounts above, you can:




.. Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or



.. Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months, or



.. Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of Class A shares of other
  JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.



Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.


                                             Dryden Active Allocation Fund  31

How to Buy, Sell and Exchange Shares of the Fund



An eligible group of related investors includes any combination of the following:



.. an individual;



.. the individual's spouse, their children and parents;



.. the individual's and spouse's Individual Retirement Account (IRA);



.. any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual;



.. a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; and



.. a Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act account created by the individual or the individual's spouse.



The value of shares held by you or an eligible group of related investors will be determined as follows:



.. for Class A shares, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge) as of the previous business day; and



.. for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.



If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.



If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.



If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of


32  Visit our website at www.jennisondryden.com

Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.



Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.



Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.



Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:



.. Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or



.. Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:



.. certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;



.. persons who have retired directly from active service with Prudential or one of its subsidiaries;



.. certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;



.. registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and



.. investors in Individual Retirement Accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the


                                             Dryden Active Allocation Fund  33

How to Buy, Sell and Exchange Shares of the Fund


proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).



To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.



Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website at www.prudential.com, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.



The Distributor may reallow Class A's sales charge to dealers.




QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

.. Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

.. Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

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Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

.. Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,


.. Current and former Directors/Trustees of the JennisonDryden or Strategic
  Partners mutual funds (including the Company),



.. Prudential, with an investment of $10 million or more, and



.. Qualified state tuition programs (529 plans).



QUALIFYING FOR CLASS R SHARES


Retirement Plan. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.


PAYMENTS TO THIRD PARTIES



In connection with the sale of Fund shares, the Manager, Distributor or one of their affiliates may provide additional compensation, out of their own resources and without additional cost to the Fund or its shareholders, to financial firms, including affiliates of the Manager. Such compensation, which is sometimes referred to as "revenue sharing," may incentivize firms to recommend or sell shares of the Fund to you. These payments are in addition to the sales charges (including Rule 12b-1 fees) paid by the Fund. The Manager, Distributor or one of their affiliates may enter into arrangements with insurance companies, banks, selected broker-dealers or other financial firms to make additional payments based on a percentage of Fund assets and/or sale of Fund shares attributable to a particular firm. Any additional payments to such firms are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. No one factor is determinative of the type or amount of additional compensation to be provided. In addition, the Manager, Distributor or one of their affiliates may make ongoing payments from their own resources to firms for providing recordkeeping or otherwise


                                             Dryden Active Allocation Fund  35

How to Buy, Sell and Exchange Shares of the Fund


facilitating the maintenance of shareholder accounts. Please contact your financial service provider for details about revenue sharing payments it may receive.




CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

36 Visit our website at www.jennisondryden.com determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before shares of the Fund are processed; in these instances, the NAV you receive may differ from the published NAV price.


We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign markets are open, even though the value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of mutual funds daily.

What Price Will You Pay for Shares of the Fund?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C, Class Z and Class R shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive

                                             Dryden Active Allocation Fund  37

How to Buy, Sell and Exchange Shares of the Fund

that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:


Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.


Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

38  Visit our website at www.jennisondryden.com

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.


When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund

                                             Dryden Active Allocation Fund  39

How to Buy, Sell and Exchange Shares of the Fund

can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An eligible guarantor institution includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


.. Amounts representing shares you purchased with reinvested dividends and distributions,


.. Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and



.. Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares.


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary


40 Visit our website at www.jennisondryden.com date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.



WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

.. After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

.. To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

.. On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

                                             Dryden Active Allocation Fund  41

How to Buy, Sell and Exchange Shares of the Fund


SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


42  Visit our website at www.jennisondryden.com

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19101


There is no sales charge for such exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.


Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in identifying the practice of market timing in all cases.


                                             Dryden Active Allocation Fund  43

How to Buy, Sell and Exchange Shares of the Fund


TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares--Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular training on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Sales of Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


44  Visit our website at www.jennisondryden.com

Financial Highlights


The financial highlights below are intended to help you evaluate the Fund's financial performance for the five most recent fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated. Because Class R shares are new, no information is provided for that share class.


A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by other independent auditors whose reports were unqualified.


CLASS A SHARES (fiscal years ended 9-30)


PER SHARE OPERATING PERFORMANCE              2004   2003/3/    2002/2/       2001     2000
Net asset value, beginning of year:               $   9.60  $  11.08   $  13.76   $ 13.25
Income from investment operations:
Net investment income                                  .12       .18        .44       .38
Net realized and unrealized gain (loss) on
 investment transactions                              1.96     (1.37)     (2.31)     1.10
Total from investment operations                      2.08     (1.19)     (1.87)     1.48
------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                  (.21)     (.29)      (.38)     (.28)
Distributions from net realized gains                   --        --       (.43)     (.69)
Total distributions                                   (.21)     (.29)      (.81)     (.97)
Net asset value, end of year                      $  11.47  $   9.60   $  11.08   $ 13.76
Total return/1/                                      21.91%   (11.18)%   (14.40)%   11.56%
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                     2004   2003/3/    2002/2/       2001     2000
Net assets, end of year (000):                    $410,597  $369,410   $474,409   $16,444
Average net assets (000)                          $385,242  $461,051   $456,359   $13,248
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees/4/                              1.11%     1.11%      1.21%     1.30%
Expenses, excluding distribution and
 service (12b-1) fees                                  .86%      .86%       .96%     1.05%
Net investment income                                 1.12%     1.51%      2.21%     2.76%
For Class A, B, C and Z shares:
Portfolio turnover rate                                212%      215%       134%      243%
------------------------------------------------------------------------------------------

/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
/2/Effective October 1, 2001, the Fund has adopted the provisions of the AICPA
   Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
/3/Calculations are based on average shares outstanding during the year. /4/During each period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

                                             Dryden Active Allocation Fund  45

Financial Highlights

CLASS B SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by other independent auditors whose reports were unqualified.


CLASS B SHARES (fiscal years ended 9-30)


PER SHARE OPERATING PERFORMANCE:          2004   2003/3/    2002/2/       2001     2000
Net asset value, beginning of year             $   9.56  $  11.00   $  13.68   $ 13.17
Income from investment operations:
Net investment income                               .04       .10        .40       .27
Net realized and unrealized gain (loss)
 on investment transactions                        1.95     (1.36)     (2.35)     1.11
Total from investment operations                   1.99     (1.26)     (1.95)     1.38
---------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income               (.13)      .18       (.30)      .18
Distributions from net realized gains                --        --       (.43)     (.69)
Total distributions                                (.13)     (.18)       .73      (.87)
Net asset value, end of year                      11.42  $   9.56   $  11.00   $ 13.68
Total return/1/                                   20.96%   (11.73)%   (14.99)%   10.78%
---------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:                 2004   2003/3/    2002/2/       2001     2000
Net assets, end of year (000)                  $104,308  $124,201   $181,313   $18,648
Average net assets (000)                       $113,112  $169,928   $225,621   $13,794
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                              1.86%     1.86%      1.96%     2.05%
Expenses, excluding distribution and
 service (12b-1) fees                               .86%      .86%       .96%     1.05%
Net investment income                               .38%      .77%      1.55%     2.01%
---------------------------------------------------------------------------------------


/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
/2/Effective October 1, 2001, the Fund has adopted the provisions of the AICPA
   Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
/3/Calculations are based on average shares outstanding during the year.

46  Visit our website at www.jennisondryden.com

CLASS C SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by other independent auditors whose reports were unqualified.


CLASS C SHARES (fiscal years ended 9-30)


PER SHARE OPERATING PERFORMANCE:              2004  2003/3/   2002/2/      2001    2000
Net asset value, beginning of year                 $  9.56  $ 11.00   $ 13.68   $13.17
Income from investment operations:
Net investment income                                  .04      .08       .32      .27
Net realized and unrealized gain (loss) on
 investment transactions                              1.95    (1.34)    (2.27)    1.11
Total from investment operations                      1.99    (1.26)    (1.95)    1.38
---------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                  (.13)    (.18)     (.30)    (.18)
Distributions from net realized gains                   --       --      (.43)    (.69)
Total distributions                                   (.13)    (.18)     (.73)     .87
Net asset value, end of year                       $ 11.42  $  9.56   $ 11.00   $13.68
Total return/1/                                      20.96%  (11.73)%  (14.99)%  10.78%
---------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:                     2004  2003/3/   2002/2/      2001    2000
Net assets, end of year (000)                      $12,655  $11,268   $16,423   $2,893
Average net assets (000)                           $12,132  $15,577   $14,019   $1,741
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                                 1.86%    1.86%     1.96%    2.05%
Expenses, excluding distribution and
 service (12b-1) fees                                 .86 %     .86%      .96%    1.05%
Net investment income                                  .37%     .76%     1.43%    2.02%
---------------------------------------------------------------------------------------


/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
/2/Effective October 1, 2001, the Fund has adopted the provisions of the AICPA
   Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
/3/Calculations are based on average shares outstanding during the year.

                                             Dryden Active Allocation Fund  47

Financial Highlights

CLASS Z SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by other independent auditors whose reports were unqualified.


CLASS Z SHARES (fiscal years ended 9-30)


PER SHARE OPERATING PERFORMANCE:              2004      2003    2002/2/       2001      2000
Net asset value, beginning of year                 $   9.66  $  11.14   $  13.79   $  13.27
Income from investment operations:
Net investment income                                   .14       .21        .35        .40
Net realized and unrealized gain (loss) on
 investment transactions                               1.97      1.37      (2.17)      1.12
Total from investment operations                       2.11     (1.16)     (1.82)      1.52
--------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                   (.24)     (.32)      (.40)      (.31)
Distributions from net realized gains                    --        --       (.43)      (.69)
Total distributions                                    (.24)     (.32)      (.83)     (1.00)
Net asset value, end of year                       $  11.53  $   9.66   $  11.14   $  13.79
Total return/1/                                       22.11%   (10.86)%   (13.96)%    11.87%
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:                     2004      2003    2002/2/       2001      2000
Net assets, end of year (000)                      $167,039  $166,036   $207,850   $146,516
Average net assets (000)                           $172,708  $206,376   $230,926   $137,089
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                                   .86%      .86%       .96%      1.05%
Expenses, excluding distribution and
 service (12b-1) fees                                   .86%      .86%       .96%      1.05%
Net investment income                                  1.36%     1.76%      2.51%      2.99%
--------------------------------------------------------------------------------------------


/1/Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
/2/Effective October 1, 2001, the Fund has adopted the provisions of the AICPA
   Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
/3/Calculations are based on average shares outstanding during the year.

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Notes

                                             Dryden Active Allocation Fund  49

Notes

50  Visit our website at www.jennisondryden.com

Notes

                                             Dryden Active Allocation Fund  51

FOR MORE INFORMATION
Please read the prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:


.. MAIL               .TELEPHONE             .WEBSITES
 Prudential Mutual    (800) 225-1852         www.jennisondryden.com
 Fund Services LLC    (732) 482-7555 (from
 PO Box 8098          outside the U.S.)
 Philadelphia, PA
 19101



E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.



.. Outside Brokers    .TELEPHONE
  should contact:
 Prudential           (800) 778-8769
 Investment
 Management
 Services LLC
 PO Box 8310
 Philadelphia, PA
 10101

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

.. MAIL                .ELECTRONIC REQUEST
 Securities and        publicinfo@sec.gov
 Exchange Commission   Note: The SEC charges a fee to copy
 Public Reference      documents
 Section
 Washington, DC
 20549-0102

.. IN PERSON          .VIA THE INTERNET
 Public Reference     on the EDGAR database at http//www.sec.gov
 Room in
 Washington, DC
 For hours of
 operation, call
 (202) 942-8090
Additional information about the Fund can be obtained without charge and can be found in the following documents:


.. STATEMENT OF       .ANNUAL REPORT               .SEMIANNUAL REPORT
  ADDITIONAL          (contains a discussion of
  INFORMATION (SAI)   market conditions and
 (incorporated by     investment strategies that
 reference into       significantly affected the
 this prospectus)     Fund's performance during
                      the last fiscal year)



  DRYDEN ACTIVE ALLOCATION FUND
  SHARE CLASS A         B         C         Z         R
    NASDAQ    PIBAX     PBFBX     PABCX     PABFX     N/A
    CUSIP     74437E883 74437E875 74437E867 74437E859 N/A


MF185A                                 Investment Company Act File No. 811-07343

                                    [GRAPHIC]


Jennison Equity Opportunity Fund

                Formerly known as Prudential Jennison Equity Opportunity Fund


  ------------------------------------------------------------------------------
  NOVEMBER   , 2004 PROSPECTUS


                                    [GRAPHIC]



FUND TYPE
Small- to mid-capitalization stock

OBJECTIVE
Long-term growth of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.



[LOGO] JennisonDryden Mutual Funds

Table of Contents


 3  RISK/RETURN SUMMARY
 3  Investment Objective and Principal Strategies
 3  Principal Risks
 4  Evaluating Performance
 6  Fees and Expenses

 8  HOW THE FUND INVESTS
 8  Investment Objective and Policies
 9  Other Investments and Strategies
12  Investment Risks

17  HOW THE FUND IS MANAGED
17  Board of Directors
17  Manager
18  Investment Adviser
18  Portfolio Managers
18  Distributor

19  FUND DISTRIBUTIONS AND TAX ISSUES
19  Distributions
20  Tax Issues
21  If You Sell or Exchange Your Shares

23  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
23  How to Buy Shares
34  How to Sell Your Shares
37  How to Exchange Your Shares
39  Telephone Redemptions or Exchanges
39  Expedited Redemption Privilege

40  FINANCIAL HIGHLIGHTS
40  Class A Shares
41  Class B Shares
42  Class C Shares
43  Class Z Shares

    FOR MORE INFORMATION (BACK COVER)


2   Visit our website at www.jennisondryden.com

We're Opportunistic Investors

In deciding which stocks to buy we emphasize projected earnings growth, attractive valuations and the risk/reward potential in the stock. We focus on securities that we believe exhibit the best risk/reward potential at any given time in the market and we purchase stocks across all capitalizations (i.e., small-cap, mid-cap or large-cap).



Risk/Return Summary


This section highlights key information about Jennison Equity Opportunity Fund, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Prior to July 7, 2003 the Fund was known as Prudential Jennison Equity Opportunity Fund. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is long-term growth of capital. We invest at least 80% of our investable assets in common stocks of established companies whose growth prospects we believe are under-appreciated by the market. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Our approach is to identify stocks that have good fundamental prospects but that are selling at what in our opinion is a depressed valuation level relative to those prospects. We look for a fundamental catalyst that we expect will improve valuation over the upcoming 12 to 18 months. The Fund may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can't guarantee success.

The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in common stocks.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests mainly in common stocks, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. The success of the Fund depends greatly on the investment adviser's ability to identify companies whose growth prospects are under-appreciated by the market.

These holdings may be somewhat more volatile than the overall market. The Fund's holdings can vary significantly from broad market indexes, and performance of the Fund can deviate from the performance of such indexes.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

                                          Jennison Equity Opportunity Fund  3

Risk/Return Summary


Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


                     ANNUAL TOTAL RETURNS* (CLASS A SHARES)

                                    [CHART]

                 Annual Returns

1997    1998    1999    2000     2001      2002      2003
-----   ----    -----   -----    -----    ------    ------
21.08%  8.25%   19.77%  32.33%   11.29%   -20.63%

BEST QUARTER:      % (    quarter of     )
WORST QUARTER:     % (    quarter of     )



--------------------------------------------------------------------------------

*These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without a distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. The total return of the Class A shares from 1-1-04 to
 9-30-04 was     %.


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AVERAGE ANNUAL TOTAL RETURNS/1/ (as of 12-31-03)
                                                 ONE YEAR FIVE YEARS   SINCE INCEPTION
Class A shares                                       %         %       % (since 11-7-96)
----------------------------------------------------------------------------------------
Class C shares                                       %         %       % (since 11-7-96)
----------------------------------------------------------------------------------------
Class Z shares                                       %         %       % (since 11-7-96)
----------------------------------------------------------------------------------------
Class B Shares
----------------------------------------------------------------------------------------
  Return Before Taxes                                %         %       % (since 11-7-96)
----------------------------------------------------------------------------------------
  Return After Taxes On Distributions/2/             %         %       % (since 11-7-96)
----------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale
   of Fund Shares/2/                                 %         %       % (since 11-7-96)
----------------------------------------------------------------------------------------
Index (reflects no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------------
  S&P 500 Index/3/                                   %         %           N/A/3/
----------------------------------------------------------------------------------------
  Lipper Average/4/                                  %         %           N/A/4/
----------------------------------------------------------------------------------------



/1/The Fund's returns are after deduction of sales charges and expenses.
   Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower. Class R shares are new, and therefore, no performance information is available for this share class. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C and Z shares.


/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


/3/The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)--an
   unmanaged index of 500 stocks of large U.S. public companies--gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these
   deductions. S&P 500 Index returns since the inception of each class are   %.


Source:Lipper Inc.


/4/The Lipper Average is based on the average return of all mutual funds in each share class for the one year, five year and since-inception periods in the Lipper Multi-Cap Value Fund category and does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of these deductions. Lipper Average returns since the inception
   of each class are   %. Source: Lipper Inc.


                                          Jennison Equity Opportunity Fund  5

Risk/Return Summary


FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C, Z and R. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z and Class R shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."



SHAREHOLDER FEES/1/ (paid directly from your investment)
                                        CLASS A   CLASS B   CLASS C   CLASS Z CLASS R
Maximum sales charge (load) imposed
 on purchases (as a percentage of
 offering price)                         5.50%       None      None    None    None
-------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
 (as a percentage of the lower of
 original purchase price or sale
 proceeds)                                  1%/2/     5%/3/     1%/4/  None    None
-------------------------------------------------------------------------------------
Maximum sales charge (load) imposed
 on reinvested dividends and other
 distributions                             None      None      None    None    None
-------------------------------------------------------------------------------------
Redemption fees                            None      None      None    None    None
-------------------------------------------------------------------------------------
Exchange fee                               None      None      None    None    None
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
                                        CLASS A   CLASS B   CLASS C   CLASS Z CLASS R
Management fees                           .58%      .58%      .58%     .58%    .58%
-------------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees   .30%     1.00%     1.00%     None
-------------------------------------------------------------------------------------
+ Other expenses                             %         %         %        %
-------------------------------------------------------------------------------------
= Total annual Fund operating
 expenses                                    %         %         %        %
-------------------------------------------------------------------------------------
- Fee Waiver                              .05%      None      None     None
-------------------------------------------------------------------------------------
= Net annual Fund operating
 expenses
-------------------------------------------------------------------------------------


/1/Yourbroker may charge you a separate or additional fee for purchases and sales of shares.



/2/Investorswho purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders except for those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).


/3/TheCDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.


/4/TheCDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).


/5/TheDistributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares, and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares through January 31, 2006.


6   Visit our website at www.jennisondryden.com

EXAMPLE
This example is intended to help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares    $          $          $          $
            --------------------------------------------------------
            Class B shares    $          $          $          $
            --------------------------------------------------------
            Class C shares    $          $          $          $
            --------------------------------------------------------
            Class Z shares    $          $          $          $
            --------------------------------------------------------
            Class R shares    $          $          $          $
            --------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares    $          $          $          $
            --------------------------------------------------------
            Class B shares    $          $          $          $
            --------------------------------------------------------
            Class C shares    $          $          $          $
            --------------------------------------------------------
            Class Z shares    $          $          $          $
            --------------------------------------------------------
            Class R shares    $          $          $          $
            --------------------------------------------------------


                                          Jennison Equity Opportunity Fund  7

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is long-term growth of capital. This means we seek investments that we believe will appreciate in value over time. While we make every effort to achieve our objective, we can't guarantee success. In pursuing our objective, we normally invest at least 80% of our investable assets in common stocks of established companies whose growth prospects are, in our opinion, under-appreciated by the market. These may include companies that are currently experiencing relatively poor earnings results, but that we believe are about to experience a positive change in fundamental outlook due to important changes in management philosophy, new products, industry conditions, etc. Also, in identifying attractive stocks relative to our strategy, we look for companies that may be delivering good current earnings growth, but where the market has not yet appreciated that growth and for catalysts that will drive improved valuation going forward.


Our strategy is to invest in companies that have the most attractive trade-off between unexpected earnings potential and low valuation characteristics. We want to be opportunistic in being able to identify stocks that best fit our criteria. Similarly, the portfolio may emphasize different market capitalization areas depending on market conditions. At any given time we will have a mix in the portfolio between small, medium or large capitalization companies.


Generally, we consider selling a security when, in the opinion of the investment adviser, it no longer has the risk/reward characteristics to make it an attractive holding given our opportunistic strategy.

PORTFOLIO TURNOVER
As a result of the strategies described above, the Fund has historically had an annual portfolio turnover rate of over 100% at times. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distribution as ordinary income rather than long-term capital gains.

For more information, see ''Investment Risks'' and the Statement of Additional Information, ''Description of the Funds, Their Investments and Risks.'' The Statement of Additional Information--which we refer to as the

Our Opportunistic Style
We generally invest in companies that have what we believe are a superior trade-off between good earnings growth prospects and attractive valuation levels. The Fund generally will hold approximately 60 to 80 stocks that we believe are most attractive on a 12 to 18 month horizon.

8   Visit our website at www.jennisondryden.com

SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

OTHER EQUITY-RELATED SECURITIES

In addition to the common stocks of companies whose growth prospects the investment adviser believes to be underappreciated by the market, the Fund may invest up to 20% of its investable assets in other equity-related securities. These include nonconvertible preferred stock, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures, including partnerships and joint ventures, securities of real estate investment trusts (REITs), American Depositary Receipts (ADRs) and similar securities. We also may buy convertible securities. These are securities--like bonds, corporate notes and preferred stock--that we can convert into the company's common stock or some other equity security.


FOREIGN SECURITIES
We may invest in foreign securities, including stocks and other equity-related securities and fixed-income securities of foreign issuers. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities. Up to 20% of the Fund's investable assets may be invested in foreign securities.

FIXED-INCOME SECURITIES
The Fund may invest up to 20% of its investable assets in fixed-income obligations, including corporate and noncorporate obligations such as U.S. government securities. We can invest up to 10% of net assets in debt obligations rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc. These lower-rated obligations--also known as "junk bonds"--have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. We also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.

                                          Jennison Equity Opportunity Fund  9

How the Fund Invests


U.S. GOVERNMENT SECURITIES

The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.


MONEY MARKET INSTRUMENTS
The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 80% of the Fund's investable assets in common stocks. Money market instruments include the commercial paper of corporations; certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks; nonconvertible debt securities (corporate and government); short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and cash (foreign currencies or U.S. dollars).

REPURCHASE AGREEMENTS
The Fund also may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

SHORT SALES
The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Fund will lose money if the price of the

10 Visit our website at www.jennisondryden.com security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make short sales "against the box". In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 25% of the Fund's net assets may be subject to short sales.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, swaps, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund's actual portfolio positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Options. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options, Foreign Currency Forward Contracts. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Fund also may purchase futures contracts on debt securities and aggregates of debt securities. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter

                                          Jennison Equity Opportunity Fund  11

How the Fund Invests

into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings); lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies the Fund may use. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. The investment types are listed in the order in which they normally will be used by the portfolio managers. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.


12  Visit our website at www.jennisondryden.com

INVESTMENT TYPE


% of Investable Assets       RISKS                             POTENTIAL REWARDS

COMMON STOCK                 .Individual stocks could lose     .Historically, stocks have
At least 80%                  value                             outperformed other
                                                                investments over the long
                             .The equity markets could go       term
                              down, resulting in a decline in
                              value of the Fund's              .Generally, economic growth
                              investments                       means higher corporate
                                                                profits, which lead to an
                             .Changes in economic or            increase in stock prices,
                              political conditions, both        known as capital appreciation
                              domestic and international,
                              may result in a decline in       .May be a source of dividend
                              value of the Fund's               income
                              investments

                             .Companies that pay
                              dividends may not do so if
                              they don't have profits or
                              adequate cash flow


----------------------------------------------------------

SHORT SALES                  .May magnify underlying           .May magnify underlying
Up to 25% of net assets;      investment losses                 investment gains
usually less than 10%
                             .Investment costs may exceed
                              potential underlying
                              investment gains

                             .Short sales "against the box"
                              give up the opportunity for
                              capital appreciation in the
                              security


----------------------------------------------------------

FOREIGN SECURITIES           .Foreign markets, economies       .Investors can participate in
Up to 20%; usually less than  and political systems,            the growth of foreign markets
10%                           particularly those in             through the Fund's
                              developing countries, may not     investments in companies
                              be as stable as those in the      operating in those markets
                              U.S.
                                                               .May profit from changing
                             .Currency risk--changing           values of foreign currencies
                              values of foreign currencies
                              can cause losses                 .Opportunities for
                                                                diversification
                             .May be less liquid than U.S.
                              stocks and bonds


                                          Jennison Equity Opportunity Fund  13

How the Fund Invests

% of Investable Assets          RISKS                             POTENTIAL RETURNS

                                .Differences in foreign laws,
                                 accounting standards, public
                                 information, custody and
                                 settlement practices may
                                 result in less reliable
                                 information on foreign
                                 investments and more risk

                                .Investments in emerging
                                 market securities are subject
                                 to greater volatility and price
                                 declines

----------------------------------------------------------

DERIVATIVES                     .The value of derivatives (such   .The Fund could make money
Percentage varies; usually less  as futures, options and           and protect against losses if
than 10%                         foreign currency forward          the investment analysis
                                 contracts) that are used to       proves correct
                                 hedge a portfolio security is
                                 generally determined             .Derivatives that involve
                                 independently from that           leverage could generate
                                 security and could result in a    substantial gains at low cost
                                 loss to the Fund when the
                                 price movement of the            .One way to manage the
                                 derivative does not correlate     Fund's risk/return balance is
                                 with a change in the value of     by locking in the value of an
                                 the portfolio security            investment ahead of time

                                .Derivatives used for risk        .Hedges that correlate well
                                 management may not have           with an underlying position
                                 the intended effects and may      can reduce or eliminate
                                 result in losses or missed        investment income or capital
                                 opportunities                     gains at low cost

                                .The other party to a
                                 derivatives contract could
                                 default

                                .Derivatives can increase
                                 share price volatility and
                                 those that involve leverage
                                 could magnify losses

                                .Certain types of derivatives
                                 involve costs to the Fund that
                                 can reduce returns


14  Visit our website at www.jennisondryden.com

% of Investable Assets   RISKS                             POTENTIAL RETURNS

FIXED-INCOME OBLIGATIONS .The Fund's holdings, share       .Most bonds will rise in value
Up to 20%; usually less   price and total return may        when interest rates fall
than 5%                   fluctuate in response to bond
                          market movements                 .A source of regular interest
                         .Credit risk--the risk that the    income
                          default of an issuer would
                          leave the Fund with unpaid       .High-quality debt obligations
                          interest or principal. The        are generally more secure
                          lower a bond's quality, the       than stocks since companies
                          higher its potential volatility   must pay their debts before
                         .Market risk--the risk that the    they pay dividends
                          market value of an investment
                          may move down, sometimes         .Bonds have generally
                          rapidly or unpredictably.         outperformed money market
                          Market risk may affect an         instruments over the long
                          industry, a sector, or the        term, with less risk than
                          market as a whole                 stocks
                         .Interest rate risk--the risk
                          that the value of most bonds     .Investment-grade bonds have
                          will fall when interest rates     a lower risk of default than
                          rise. The longer a bond's         junk bonds
                          maturity and the lower its
                          credit quality, the more its     .Junk bonds may offer higher
                          value typically falls. It can     yields and higher potential
                          lead to price volatility,         gains than other types of
                          particularly for junk bonds       securities, including
                         .Junk bonds have a higher risk     investment-grade bonds
                          of default, tend to be less
                          liquid, are more volatile and
                          may be more difficult to value
                          than investment-grade bonds

----------------------------------------------------------

U.S. GOVERNMENT          .Limits potential for capital     .May preserve the Fund's
SECURITIES                appreciation                      assets
Up to 20%; usually less  .See market risk, credit risk     .A source of regular interest
than 5%                   and interest rate risk above      income
                          under "Fixed-income              .Generally more secure than
                          obligations"                      lower-quality debt securities
                                                            and equity securities


                                          Jennison Equity Opportunity Fund  15

How the Fund Invests

% of Investable Assets      RISKS                             POTENTIAL REWARDS

                            .Some are not insured or          .Principal and interest may be
                             guaranteed by the U.S.            guaranteed by the U.S.
                             government, but only by the       government
                             issuing agency, which must
                             rely on its own resources to
                             repay the debt and are
                             subject to the risk of default
                             like private issuers

----------------------------------------------------------

MONEY MARKET                .Limits potential for capital     .May preserve the Fund's
INSTRUMENTS                  appreciation and achieving        assets
Up to 100% on a temporary    our investment objective
basis; usually less than 5% .See credit risk and market
                             risk under "Fixed-income
                             obligations"

----------------------------------------------------------

ILLIQUID SECURITIES         .May be difficult to value        .May offer a more attractive
Up to 15% of net assets;     precisely                         yield or potential for growth
usually less than 5%        .May be difficult to sell at the   than more widely traded
                             time or price desired             securities


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How the Fund is Managed

BOARD OF DIRECTORS
The Company's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077


Under a management agreement with the Company, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 2004, the Fund paid PI management fees of .58% of the Fund's average net assets.



PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate
assets of approximately $   billion.


Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

                                          Jennison Equity Opportunity Fund  17

How the Fund is Managed


INVESTMENT ADVISER

Jennison Associates LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its
services. As of September 30, 2004, Jennison had approximately $   billion in
assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. For the fiscal year ended
September 30, 2004, PI paid Jennison subadvisory fees of    of 1% of the Fund's
average daily net assets.


PORTFOLIO MANAGERS
Mark G. DeFranco, Senior Vice President of Jennison, has served as a portfolio manager of the Fund since May 2000. He has been in the investment business since 1987. Prior to joining Jennison in December 1998, Mr. DeFranco served as an analyst and portfolio manager with Pomboy Capital, as an analyst at Comstock Partners and as a member of the equity research sales division of Salomon Brothers. He earned his B.A. from Bates College and his M.B.A. from Columbia University Graduate School of Business.

Brian M. Gillott, Senior Vice President of Jennison, has served as a portfolio manager of the Fund since May 2000. Prior to joining Jennison in September 1998, he served as an analyst with Soros Fund Management and as an analyst at Goldman Sachs & Co. Mr. Gillott earned his B.S. with honors from Penn State University.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C, Z and R shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Class A, Class B, Class C and Class R shares are subject to an annual 12b-1 fee of .30%, 1%, 1% and .75% respectively. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


18  Visit our website at www.jennisondryden.com

Fund Distributions and Tax Issues


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to taxes unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.


Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to share-holders--typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.



The Fund also distributes any realized net capital gains to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15%, but if the Fund holds the security for one year or less, any gain is treated as short-term capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.



Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to


                                          Jennison Equity Opportunity Fund  19

Fund Distributions and Tax Issues

corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.


Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains

20 Visit our website at www.jennisondryden.com taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain,

------------------------------------                  which is subject to tax unless
                                                      you hold shares in a qualified
----------------------------------------------------- or tax-deferred plan or
                       +$   CAPITAL GAIN              account. The amount of tax
                            (taxes owed)              you pay depends on how
$ RECEIPTS                                            long you owned your shares
  FROM SALE                 OR                        and when you bought them.

                       -$   CAPITAL LOSS
                            (offset against gain)
-----------------------------------------------------


------------------------------------

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value

                                          Jennison Equity Opportunity Fund  21

Fund Distributions and Tax Issues

since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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How to Buy, Sell and Exchange Shares of the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; and Step 4: Additional Shareholder Services. Each of these steps is described below.


STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8310
Philadelphia, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.




With certain limited exceptions, the Fund is only available to U.S. citizens and residents.



STEP 2: CHOOSE A SHARE CLASS


Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to limited groups of investors.



Multiple share classes let you choose a cost structure that meets your needs:



.. Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge.



.. Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.


                                          Jennison Equity Opportunity Fund  23

How to Buy, Sell and Exchange Shares of the Fund



.. Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.



When choosing a share class, you should consider the following factors:



.. The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.



.. The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.



.. The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.



.. The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.



.. Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchase orders for Class B shares exceeding these amounts generally will not be accepted.



.. Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchase orders for Class C shares above these amounts generally will not be accepted.



.. Because Class Z and Class R shares have lower operating expenses than Class
  A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z or Class R shares.


See "How to Sell Your Shares" for a description of the impact of CDSCs.


Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.


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Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                 CLASS A             CLASS B             CLASS C     CLASS Z CLASS R
Minimum purchase amount/1/       $1,000              $1,000              $2,500       None   None
-------------------------------------------------------------------------------------------------------
Minimum amount for subsequent
 purchases/1/                    $100                $100                $100         None   None
-------------------------------------------------------------------------------------------------------
Maximum initial sales charge     5.50% of the public
                                 offering price      None                None         None   None
-------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge 1%/3/               If sold during:     1% on sales  None   None
 (CDSC)/2/                                           Year 1          5%  made within
                                                     Year 2          4%  12 months
                                                     Year 3          3%  of purchase
                                                     Year 4          2%
                                                     Years 5/6       1%
                                                     Year 7          0%
-------------------------------------------------------------------------------------------------------
Annual distribution and service
 (12b-1) fees shown as a         .30 of 1%                                                   .75 of 1%
 percentage of average net       (.25 of 1%                                                  (.50 of 1%
 assets/4/                       currently)          1%                  1%           None   currently)
-------------------------------------------------------------------------------------------------------



/1 /The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services--Automatic Investment Plan."




 /2/For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."


 /3/Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge.


/4/These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B, Class C and Class R shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares, .75 of 1% (including the .25 of 1% service fee) for Class B and Class C shares and .75 of 1% (including the .25 of 1% service fee) for Class R shares. For the period ending January 31, 2006, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.


                                          Jennison Equity Opportunity Fund  25

How to Buy, Sell and Exchange Shares of the Fund

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.


Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.



                             SALES CHARGE AS % SALES CHARGE AS %    DEALER
  AMOUNT OF PURCHASE         OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000                5.50%             5.82%           5.00%
  $25,000 to $49,999               5.00%             5.26%           4.50%
  $50,000 to $99,999               4.50%             4.71%           4.00%
  $100,000 to $249,999             3.75%             3.90%           3.25%
  $250,000 to $499,999             2.75%             2.83%           2.50%
  $500,000 to $999,999             2.00%             2.04%           1.75%
  $1 million and $4,999,999*        None              None           1.00%**





 *If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC although you will not be subject to an initial sales charge.


**For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%.
  For investments of $10 million and above, the dealer reallowance is 0.25%.





To satisfy the purchase amounts above, you can:



.. Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or



.. Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months, or



.. Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of Class A shares of other
  JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.



Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.


26  Visit our website at www.jennisondryden.com

An eligible group of related investors includes any combination of the following:



.. an individual;



.. the individual's spouse, their children and parents;



.. the individual's and spouse's Individual Retirement Account (IRA);



.. any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual;



.. a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; or



.. a Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act account created by the individual or the individual's spouse.



The value of shares held by you or an eligible group of related investors will be determined as follows:



.. for Class A shares, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge) as of the previous business day; and



.. for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.



If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.



If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.


                                          Jennison Equity Opportunity Fund  27

How to Buy, Sell and Exchange Shares of the Fund



If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.



Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.



Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.



Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:



.. Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or



.. Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:



.. certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;



.. persons who have retired directly from active service with Prudential or one of its subsidiaries


28  Visit our website at www.jennisondryden.com

.. certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;



.. registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and



.. investors in Individual Retirement Accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).



To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.



Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website at www.prudential.com, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.



The Distributor may reallow Class A's sales charge to dealers.




QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and

                                          Jennison Equity Opportunity Fund  29

How to Buy, Sell and Exchange Shares of the Fund

financial planners who have agreements with Prudential Investments Advisory Group relating to:

.. Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

.. Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

.. Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,


.. Current and former Directors/Trustees of the JennisonDryden or Strategic
  Partners mutual funds (including the Company),



.. Prudential, with an investment of $10 million or more, and



.. Qualified state tuition programs (529 plans).



QUALIFYING FOR CLASS R SHARES


Retirement Plan. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.





PAYMENTS TO THIRD PARTIES


In connection with the sale of Fund shares, the Manager, Distributor or one of their affiliates may provide additional compensation, out of their own resources and without additional cost to the Fund or its shareholders, to financial firms, including affiliates of the Manager. Such compensation, which is sometimes referred to as "revenue sharing," may incentivize firms to recommend or sell shares of the Fund to you. These payments are in addition to the sales charges (including Rule 12b-1 fees) paid by the Fund. The Manager, Distributor or one of their affiliates may enter into


30 Visit our website at www.jennisondryden.com arrangements with insurance companies, banks, selected broker-dealers or other financial firms to make additional payments based on a percentage of Fund assets and/or sale of Fund shares attributable to a particular firm. Any additional payments to such firms are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. No one factor is determinative of the type or amount of additional compensation to be provided. In addition, the Manager, Distributor or one of their affiliates may make ongoing payments from their own resources to firms for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts. Please contact your financial service provider for details about revenue sharing payments it may receive.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund

                                          Jennison Equity Opportunity Fund  31

How to Buy, Sell and Exchange Shares of the Fund

XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined.


This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange
(NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before shares of the Fund are processed; in these instances, the NAV you receive may differ from the published NAV price.


We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign markets are open, even though the value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of mutual funds daily.

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

32  Visit our website at www.jennisondryden.com

What Price Will You Pay for Shares of the Fund?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C, Class Z and Class R shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:


Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses.


For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you


                                          Jennison Equity Opportunity Fund  33

How to Buy, Sell and Exchange Shares of the Fund

determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.


When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling

34 Visit our website at www.jennisondryden.com shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


.. Amounts representing shares you purchased with reinvested dividends and distributions,


.. Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and



.. Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares).


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

                                          Jennison Equity Opportunity Fund  35

How to Buy, Sell and Exchange Shares of the Fund



As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.



WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

.. After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

.. To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

.. On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities

36 Visit our website at www.jennisondryden.com from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day


                                          Jennison Equity Opportunity Fund  37

How to Buy, Sell and Exchange Shares of the Fund

of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19101


There is no sales charge for such exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.


Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in identifying the practice of market timing in all cases.


38  Visit our website at www.jennisondryden.com

TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225- 1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares--Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Sales of Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


                                          Jennison Equity Opportunity Fund  39

Financial Highlights


The financial highlights below are intended to help you evaluate the Fund's financial performance for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated. Because Class R shares are new, no information is provided for that share class.


A copy of the Fund's annual report along with the Fund's audited financial statements and report of independent auditors is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by other independent auditors whose reports were unqualified.


CLASS A SHARES (fiscal years ended 9-30)


PER SHARE OPERATING PERFORMANCE           2004      2003       2002      2001     2000
Net asset value, beginning of year             $  11.48  $  14.03   $  14.82  $ 12.76
Income from investment operations:
Net investment income                               .01    .02/b/     .07/b/      .04
Net realized and unrealized gain (loss)
 on investment transactions                        2.73     (1.92)       .96     3.38
Total from investment operations                   2.74     (1.90)      1.03     3.42
--------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                 --        --       (.05)      --
Distributions from net realized gains                --      (.65)     (1.77)    1.36
Total distributions                                  --      (.65)     (1.82)   (1.36)
Net asset value, end of year                   $  14.22  $  11.48   $  14.03  $ 14.82
Total return/a/                                   23.87%   (14.59)%     7.61%   29.23%
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                  2004      2003       2002      2001     2000
Net assets, end of year (000)                  $261,252  $205,215   $169,393  $66,117
Average net assets (000)                       $232,395  $227,305   $123,058  $43,741
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                              1.15%     1.09%      1.13%    1.19%
Expenses, excluding distribution and
 service (12b-1) fees/c/                            .90%      .84%       .88%     .94%
Net investment income                               .07%      .11%       .44%     .64%
Class A, B, C and Z shares:
Portfolio turnover rate                             115%       94%       144%     145%
--------------------------------------------------------------------------------------

/a/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
/b/Calculated based upon average shares outstanding during the year.
/c/During this period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

40  Visit our website at www.jennisondryden.com

CLASS B SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by other independent auditors whose reports were unqualified.


CLASS B SHARES (fiscal years ended 9-30)


PER SHARE OPERATING PERFORMANCE           2004       2003         2002         2001       2000
Net asset value, beginning of year             $  11.15   $  13.74     $  14.61     $  12.68
Income from investment operations:
Net investment income (loss)                       (.09)      (.09)/b/     (.04)/b/     (.02)
Net realized and unrealized gain (loss)
 on investment transactions                        2.65      (1.85)         .94         3.31
Total from investment operations                   2.56      (1.94)         .90         3.29
----------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                 --         --           --           --
Distributions from net realized gains                --       (.65)       (1.77)       (1.36)
Total distributions                                  --       (.65)       (1.77)       (1.36)
Net asset value, end of year                   $  13.71   $  11.15     $  13.74     $  14.61
Total return/a/                                   22.96%    (15.21)%       6.76%       28.31%
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                  2004       2003         2002         2001       2000
Net assets, end of year (000)                  $234,421   $220,609     $212,264     $108,440
Average net assets (000)                       $225,579   $272,070     $165,575     $ 96,325
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                              1.90%      1.84%        1.88%        1.94%
Expenses, excluding distribution and
 service (12b-1) fees                               .90%       .84%         .88%         .94%
Net investment income (loss)                       (.68)%     (.63)%       (.29)%       (.12)%
----------------------------------------------------------------------------------------------


/a/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
/b/Calculated based upon average shares outstanding during the year.

                                          Jennison Equity Opportunity Fund  41

Financial Highlights

CLASS C SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by other independent auditors whose reports were unqualified.


CLASS C SHARES (fiscal years ended 9-30)


PER SHARE OPERATING PERFORMANCE              2004      2003      2002      2001      2000
Net asset value, beginning of year                $ 11.15   $ 13.74   $ 14.61   $ 12.68
Income from investment operations:
Net investment income (loss)                         (.09)   (.09/b/)  (.05/b/)    (.01)
Net realized and unrealized gain (loss) on
 investment transactions                             2.65     (1.85)      .95      3.30
Total from investment operations                     2.56     (1.94)      .90      3.29
-----------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                   --        --        --        --
Distributions from net realized gains                  --      (.65)    (1.77)    (1.36)
Total distributions                                    --      (.65)    (1.77)    (1.36)
Net asset value, end of year                      $ 13.71   $ 11.15   $ 13.74   $ 14.61
Total return/a/                                     22.96%   (15.21)%    6.76%    28.31%
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                     2004      2003      2002      2001      2000
Net assets, end of year (000)                     $66,683   $65,417   $58,424   $13,457
Average net assets (000)                          $65,790   $78,162   $32,629   $ 9,977
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                                1.90%     1.84%     1.88%     1.94%
Expenses, excluding distribution and
 service (12b-1) fees                                 .90%      .84%      .88%      .94%
Net investment income (loss)                         (.68)%    (.63)%    (.36)%    (.10)%
-----------------------------------------------------------------------------------------


/a/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
/b/Calculated based upon average shares outstanding during the year.

42  Visit our website at www.jennisondryden.com

CLASS Z SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by other independent auditors whose reports were unqualified.


CLASS Z SHARES (fiscal years ended 9-30)


PER SHARE OPERATING PERFORMANCE               2004      2003       2002      2001     2000
Net asset value, beginning of year                 $  11.59  $  14.12   $  14.92  $ 12.80
Income from investment operations:
Net investment income                                   .04    .05/b/     .10/b/      .04
Net realized and unrealized gain (loss) on
 investment transactions                               2.75     (1.93)       .97     3.44
Total from investment operations                       2.79     (1.88)      1.07     3.48
------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                     --        --       (.10)      --
Distributions from net realized gains                    --      (.65)     (1.77)   (1.36)
Total distributions                                      --      (.65)     (1.87)   (1.36)
Net asset value, end of year                       $  14.38  $  11.59   $  14.12  $ 14.92
Total return/a/                                       24.07%   (14.34)%     7.85%   29.64%
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                      2004      2003       2002      2001     2000
Net assets, end of year (000)                      $265,048  $208,615   $137,620  $17,092
Average net assets (000)                           $232,369  $228,798   $ 87,301  $ 8,446
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                                   .90%      .84%       .88%     .94%
Expenses, excluding distribution and
 service (12b-1) fees                                   .90%      .84%       .88%     .94%
Net investment income                                   .33%      .37%       .66%     .96%
------------------------------------------------------------------------------------------


/a/Totalreturn does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
/b/Calculatedbased upon average shares outstanding during the year.

                                          Jennison Equity Opportunity Fund  43

Notes

44  Visit our website at www.jennisondryden.com

Notes

                                          Jennison Equity Opportunity Fund  45

Notes

46  Visit our website at www.jennisondryden.com

Notes

                                          Jennison Equity Opportunity Fund  47

FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:


.. MAIL               .TELEPHONE             .WEBSITES
 Prudential Mutual    (800) 225-1852         www.jennisondryden.com
 Fund Services LLC    (732) 482-7555 (from
 P.O. Box 8098        outside the U.S.)
 Philadelphia, PA
 19101



E-DELIVERY


To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.


.. Outside Brokers    .TELEPHONE
  should contact:
 Prudential           (800) 778-8769
 Investment
 Management
 Services LLC
 P.O. Box 8310
 Philadelphia, PA
 19101
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

.. MAIL                .ELECTRONIC REQUEST
 Securities and        publicinfo@sec.gov
 Exchange Commission   Note: The SEC charges a fee to copy documents
 Public Reference
 Section
 Washington, DC
 20549-0102

.. IN PERSON          .VIA THE INTERNET
 Public Reference     on the EDGAR database at http//www.sec.gov
 Room in
 Washington, DC
 For hours of
 operation, call
 (202) 942-8090
Additional information about the Fund can be obtained without charge and can be found in the following documents:


.. STATEMENT OF       .ANNUAL REPORT               .SEMI-ANNUAL REPORT
  ADDITIONAL          (contains a discussion of
  INFORMATION (SAI)   market conditions and
 (incorporated by     investment strategies that
 reference into       significantly affected the
 this prospectus)     Fund's performance during
                      the last fiscal year)



JENNISON EQUITY OPPORTUNITY FUND
    SHARE CLASS A         B         C         Z         R
      NASDAQ    PJIAX     PJIBX     PJGCX     PJGZX     N/A
      CUSIP     74437E503 74437E602 74437E701 74437E800 N/A


MF172A                                 Investment Company Act File No. 811-07343

                                    [GRAPHIC]


Jennison Growth Fund

                Formerly known as Prudential Jennison Growth Fund


  ------------------------------------------------------------------------------
  NOVEMBER   , 2004 PROSPECTUS


                                    [GRAPHIC]


FUND TYPE
Medium to large capitalization stocks

OBJECTIVE
Long-term growth of capital
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.



[LOGO] JennisonDryden Mutual Funds

Table of Contents


 3  RISK/RETURN SUMMARY
 3  Investment Objective and Principal Strategies
 4  Principal Risks
 5  Evaluating Performance
 7  Fees and Expenses

 9  HOW THE FUND INVESTS
 9  Investment Objective and Policies
10  Other Investments and Strategies
14  Investment Risks

20  HOW THE FUND IS MANAGED
20  Board of Directors
20  Manager
20  Investment Adviser
21  Portfolio Managers
21  Distributor

23  FUND DISTRIBUTIONS AND TAX ISSUES
23  Distributions
24  Tax Issues
25  If You Sell or Exchange Your Shares

27  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
27  How to Buy Shares
38  How to Sell Your Shares
41  How to Exchange Your Shares
43  Telephone Redemptions or Exchanges
43  Expedited Redemption Privilege

44  FINANCIAL HIGHLIGHTS
44  Class A Shares
45  Class B Shares
46  Class C Shares
47  Class Z Shares

    FOR MORE INFORMATION (BACK COVER)


2   Visit our website at www.jennisondryden.com

We're Growth Investors
In deciding which stocks to buy, we use what is known as a growth investment style. This means we invest in stocks we believe could experience superior sales or earnings growth, or high returns on equity and assets.

Risk/Return Summary


This section highlights key information about Jennison Growth Fund, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Prior to July 7, 2003 the Fund was known as Prudential Jennison Growth Fund. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is long-term growth of capital. This means we seek investments whose price will increase over the long term. We normally invest at least 65% of our total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that we believe have above-average growth prospects. These companies are generally considered medium- to large-capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management. Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. We consider selling or reducing a stock position when, in the opinion of the portfolio manager, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

While we make every effort to achieve our objective, we can't guarantee success.

                                                      Jennison Growth Fund  3

Risk/Return Summary

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Securities that the Fund invests in have historically been more volatile than the S&P 500 Index and may present above-average risks. This means that when stock prices decline overall, the Fund may decline more than the S&P 500 Index. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4   Visit our website at www.jennisondryden.com

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad measure of stock performance and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


Annual Total Returns* (Class A shares)



                                    [CHART]

Annual Returns* (Class A shares)


 1996      1997      1998     1999       2000      2001      2002      2003
-----     -----     -----    -----     -------   -------   -------   -------
14.33%    31.26%    37.75%   41.60%    -17.97%   -18.60%   -31.19%

BEST QUARTER:   ____% (___ quarter of ____)
WORST QUARTER:  ____% (___ quarter of ____)



--------------------------------------------------------------------------------

*Theseannual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. The total return of the Class A shares from
      1-1-04 to 9-30-04 was      %.


                                                      Jennison Growth Fund  5

Risk/Return Summary


AVERAGE ANNUAL TOTAL RETURNS/1/ (as of 12-31-03)
                                                 ONE YEAR FIVE YEARS     SINCE INCEPTION
Class A shares                                         %         %         % (since 11-2-95)
--------------------------------------------------------------------------------------------
Class C shares                                         %         %         % (since 11-2-95)
--------------------------------------------------------------------------------------------
Class Z shares                                         %         %         % (since 4-15-96)
--------------------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------------------
  Return Before Taxes                                  %         %         % (since 11-2-95)
--------------------------------------------------------------------------------------------
  Return After Taxes On Distributions/2/               %         %         % (since 11-2-95)
--------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale
   of Fund Shares/2/                                   %         %         % (since 11-2-95)
--------------------------------------------------------------------------------------------
Index (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------------------
  S&P 500 Index/3/                                     %         %           N/A/3/
--------------------------------------------------------------------------------------------
  Russell 1000 Growth Index/4/                         %         %           N/A/4/
--------------------------------------------------------------------------------------------
  Lipper Average/5/                                    %         %           N/A/5/
--------------------------------------------------------------------------------------------



/1/The Fund's returns are after deduction of sales charges and expenses.
   Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower. Class R shares are new, and therefore, no performance information is available for this share class. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C and Z shares.


/2/After-taxreturns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


/3/TheS&P 500 Index--an unmanaged index of 500 stocks of large U.S. public companies--gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes.
      S&P 500 Index returns since the inception of each class are     % for
      Class A, Class B and Class C shares and     % for Class Z shares. Source:
      Lipper Inc.


/4/TheRussell 1000 Growth Index contains those securities in the Russell 1000
      Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. Russell 1000 Growth Index returns since the inception of each class are
          % for Class A, Class B and Class C shares and     % for Class Z
      shares. Source: Lipper Inc.


/5/TheLipper Average is based on the average return of all mutual funds in the
      Lipper Large-Cap Core Fund category and reflects deductions for operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Lipper Average returns since the inception of each class are
          % for Class A, Class B and Class C shares and     % for Class Z
      shares. Source: Lipper Inc.


6   Visit our website at www.jennisondryden.com

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund offered through this prospectus--Class A, B, C, Z and R. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z and Class R shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."



SHAREHOLDER FEES/1/ (paid directly from your investment)
                                               CLASS A CLASS B   CLASS C   CLASS Z CLASS R
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)  5.50%    None      None     None    None
------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                        1%/2/      5%/3/     1%/4/  None    None
------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions    None    None      None     None    None
------------------------------------------------------------------------------------------
Redemption fees                                  None    None      None     None    None
------------------------------------------------------------------------------------------
Exchange fee                                     None    None      None     None    None
------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
                                               CLASS A CLASS B   CLASS C   CLASS Z CLASS R
Management fees                                  .58%    .58%      .58%     .58%    .58%
------------------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees          .30%   1.00%     1.00%     None
------------------------------------------------------------------------------------------
+ Other expenses                                    %       %         %        %
------------------------------------------------------------------------------------------
= Total annual Fund operating expenses              %       %         %        %
------------------------------------------------------------------------------------------
- Fee waiver                                     .05%    None      None     None
------------------------------------------------------------------------------------------
= Net annual Fund operating expenses
------------------------------------------------------------------------------------------


/1/Your broker may charge you a separate or additional fee for purchases and sales of shares.

/2/Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge, however, is waived for all such Class A shareholders except for those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).


/3/The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.


/4/The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).


/5/The Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares through January 31, 2006.


                                                      Jennison Growth Fund  7

Risk/Return Summary


EXAMPLE
This example is intended to help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares    $         $           $         $
            --------------------------------------------------------
            Class B shares    $         $           $         $
            --------------------------------------------------------
            Class C shares    $         $           $         $
            --------------------------------------------------------
            Class Z shares    $         $           $         $
            --------------------------------------------------------
            Class R shares
            --------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares    $         $           $         $
            --------------------------------------------------------
            Class B shares    $         $           $         $
            --------------------------------------------------------
            Class C shares    $         $           $         $
            --------------------------------------------------------
            Class Z shares    $         $           $         $
            --------------------------------------------------------
            Class R shares
            --------------------------------------------------------


8   Visit our website at www.jennisondryden.com

Our Growth Style
Our portfolio managers invest in medium to large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings.

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is long-term growth of capital. This means we seek investments whose price will increase over the long term. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we normally invest at least 65% of the Fund's total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. These companies are generally medium- to large-capitalization companies. The Fund's investment adviser follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Fund is not likely to receive significant dividend income on its portfolio securities.

In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities in which the Fund invests include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. We consider selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the

                                                      Jennison Growth Fund  9

How the Fund Invests

SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Company's Board of Directors (the Board) can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

COMPANIES UNDERGOING CHANGES
The Fund may invest in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

FOREIGN EQUITY SECURITIES
We may invest in foreign equity securities. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities. Up to 20% of the Fund's total assets may be invested in foreign equity securities.

SHORT SALES

The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrue on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make short sales "against the box". In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 25% of the Fund's net assets may be subject to short sales.


10  Visit our website at www.jennisondryden.com

U.S. GOVERNMENT SECURITIES
The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

MORTGAGE-RELATED SECURITIES
We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. The Fund also may invest in stripped mortgage-backed securities (MBS strips). MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

OTHER FIXED-INCOME SECURITIES
The Fund may invest for capital appreciation purposes in fixed-income securities rated investment-grade (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Services, or the equivalent rating by another nationally recognized statistical rating organization). These include corporate debt and other debt obligations of U.S. and foreign issuers. We also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.

MONEY MARKET INSTRUMENTS
The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund

                                                      Jennison Growth Fund  11

How the Fund Invests

shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Fund's total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment. Money market instruments include the commercial paper of corporations; certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks; nonconvertible debt securities (corporate and government); short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and cash (foreign currencies or U.S. dollars).

REPURCHASE AGREEMENTS
The Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives--such as futures, options, swaps, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment --a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund's actual portfolio positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Options. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges,

12 Visit our website at www.jennisondryden.com on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options, Foreign Currency Forward Contracts. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price.

Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings); lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.


                                                      Jennison Growth Fund  13

How the Fund Invests


INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.

INVESTMENT TYPE


% of Investable Assets    RISKS                             POTENTIAL REWARDS

EQUITY-RELATED SECURITIES .Individual stocks could lose     .Historically, stocks have
OF MEDIUM- TO LARGE-CAP    value                             outperformed other
COMPANIES                                                    investments over the long
At least 65%              .The equity markets could go       term
                           down, resulting in a decline in
                           value of the Fund's              .Generally, economic growth
                           investments                       means higher corporate
                                                             profits, which lead to an
                          .Changes in economic or            increase in stock prices,
                           political conditions, both        known as capital appreciation
                           domestic and international,
                           may result in a decline in
                           value of the Fund's
                           investments

                          .Companies that normally pay
                           dividends may not do so if
                           they don't have profits or
                           adequate cash flow


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% of Investable Assets    RISKS                             POTENTIAL REWARDS

FOREIGN EQUITY SECURITIES .Foreign markets, economies       .Investors can participate in
Up to 20%; usually less    and political systems,            the growth of foreign markets
than 10%                   particularly those in             through the Fund's
                           developing countries, may         investments in companies
                           not be as stable as those in      operating in those markets
                           the U.S.
                                                            .May profit from changing
                          .Currency risk--changing           values of foreign currencies
                           values of foreign currencies
                           can cause losses                 .Opportunities for
                                                             diversification
                          .May be less liquid than U.S.
                           stocks and bonds

                          .Differences in foreign laws,
                           accounting standards, public
                           information, custody and
                           settlement practices may
                           result in less reliable
                           information on foreign
                           investments and involve more
                           risk

                          .Investments in emerging
                           market securities are subject
                           to greater volatility and price
                           declines

----------------------------------------------------------

SHORT SALES               .May magnify underlying           .May magnify underlying
Up to 25% of net assets;   investment losses                 investment gains
usually less than 10%
                          .Investment costs may exceed
                           potential underlying
                           investment gains

                          .Short sales "against the box"
                           give up the opportunity for
                           capital appreciation in the
                           security


                                                      Jennison Growth Fund  15

How the Fund Invests

% of Investable Assets          RISKS                            POTENTIAL RETURNS

DERIVATIVES                     .The value of derivatives (such  .The Fund could make money
Percentage varies; usually less  as futures, options and          and protect against losses if
than 10%                         foreign currency forward         the investment analysis
                                 contracts) that are used to      proves correct
                                 hedge a portfolio security is
                                 generally determined            .Derivatives that involve
                                 independently from that          leverage could generate
                                 security and could result in a   substantial gains at low cost
                                 loss to the Fund when the
                                 price movement of the           .One way to manage the
                                 derivative does not correlate    Fund's risk/return balance is
                                 with a change in the value of    by locking in the value of an
                                 the portfolio security           investment ahead of time

                                .Derivatives used for risk       .Hedges that correlate well
                                 management may not have          with an underlying position
                                 the intended effects and may     can reduce or eliminate
                                 result in losses or missed       investment income or capital
                                 opportunities                    gains at low cost

                                .The other party to a
                                 derivatives contract could
                                 default

                                .Derivatives can increase
                                 share price volatility and
                                 those that involve leverage
                                 could magnify losses

                                .Certain types of derivatives
                                 involve costs to the Fund that
                                 can reduce returns


16  Visit our website at www.jennisondryden.com

% of Investable Assets   RISKS                             POTENTIAL RETURNS

FIXED-INCOME OBLIGATIONS .The Fund's holdings, share       .Most bonds will rise in value
Up to 35%; usually less   price and total return may        when interest rates fall
than 1%                   fluctuate in response to bond
                          market movements                 .A source of regular interest
                                                            income
                         .Credit risk--the risk that the
                          default of an issuer would       .High-quality debt obligations
                          leave the Fund with unpaid        are generally more secure
                          interest or principal. The        than stocks since companies
                          lower a bond's quality, the       must pay their debts before
                          higher its potential volatility   they pay dividends

                         .Market risk--the risk that the   .Bonds have generally
                          market value of an                outperformed money market
                          investment may move down,         instruments over the long
                          sometimes rapidly or              term, with less risk than
                          unpredictably. Market risk        stocks
                          may affect an industry, a
                          sector, or the market as a       .Investment-grade bonds have
                          whole                             a lower risk of default than
                                                            junk bonds
                         .Interest rate risk--the risk
                          that the value of most bonds
                          will fall when interest rates
                          rise. The longer a bond's
                          maturity and the lower its
                          credit quality, the more its
                          value typically falls. It can
                          lead to price volatility


                                                      Jennison Growth Fund  17

How the Fund Invests

% of Investable Assets   RISKS                             POTENTIAL REWARDS

MORTGAGE-RELATED         .Prepayment risk--the risk        .A source of regular interest
SECURITIES                that the underlying mortgage      income
Up to 35%; usually less   may be prepaid partially or
than 1%                   completely, generally during     .The U.S. government
                          periods of falling interest       guarantees interest and
                          rates, which could adversely      principal payments on certain
                          affect yield to maturity and      securities
                          could require the Fund to
                          reinvest in lower-yielding       .May benefit from security
                          securities                        interest in real estate
                                                            collateral
                         .Credit risk--the risk that the
                          underlying mortgages will not    .Pass-through instruments
                          be paid by debtors or by credit   provide greater diversification
                          insurers or guarantors of such    than direct ownership of
                          instruments. Some mortgage        loans
                          securities are unsecured or
                          secured by lower-rated           .May provide capital
                          insurers or guarantors and        appreciation
                          thus may involve greater risk

                         .See market risk and interest
                          rate risk above under "Fixed-
                          income obligations"

----------------------------------------------------------

U.S. GOVERNMENT          .Some are not insured or          .May preserve the Fund's
SECURITIES                guaranteed by the U.S.            assets
Up to 35%; usually less   government, but only by the
than 1%                   issuing agency, which must       .A source of regular interest
                          rely on its own resources to      income
                          repay the debt and are
                          subject to the risk of default   .Generally more secure than
                          like private issuers              lower-quality debt securities
                                                            and equity securities
                         .Limits potential for capital
                          appreciation                     .Principal and interest may be
                                                            guaranteed by the U.S.
                         .See market risk, credit risk      government
                          and interest rate risk above
                          under "Fixed-income
                          obligations"

----------------------------------------------------------

ILLIQUID SECURITIES      .May be difficult to value        .May offer a more attractive
Up to 15% of net assets;  precisely                         yield or potential for growth
usually less than 1%                                        than more widely traded
                         .May be difficult to sell at the   securities
                          time or price desired


18  Visit our website at www.jennisondryden.com

% of Investable Assets    RISKS                             POTENTIAL REWARDS

MONEY MARKET              .Limits the Fund's potential for  .May preserve the Fund's
INSTRUMENTS                capital appreciation and          assets
Up to 100% on a temporary  achieving the investment
basis                      objective

                          .Credit risk--the risk that the
                           default of an issuer would
                           leave the Fund with unpaid
                           interest or principal

                          .See market risk above under
                           "Fixed-income obligations"


                                                      Jennison Growth Fund  19

How the Fund is Managed

BOARD OF DIRECTORS
The Company's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077


Under a management agreement with the Company, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 2004, the Fund paid PI management fees of .58% of the Fund's average net assets.



PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate
assets of approximately $    billion.


Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER
Jennison Associates LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment

20  Visit our website at www.jennisondryden.com
advisory services, supervises Jennison and pays Jennison for its services. As
of September 30, 2004, Jennison had approximately $   billion in assets under
management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.


PORTFOLIO MANAGERS
The Fund is co-managed by Spiros "Sig" Segalas, Kathleen A. McCarragher and Michael A. Del Balso.


Spiros "Sig" Segalas, Director, President and Chief Investment Officer of Jennison, is also one of Jennison's founding members. He has served as a portfolio manager of the Fund since February 1999. Mr. Segalas has been in the investment business for over 44 years and has managed equity portfolios for investment companies since 1990. He earned his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.



Ms. McCarragher, Executive Vice President of Jennison, is also Jennison's Head of Growth Equity. She has served as a portfolio manager of the Fund since February 1999. Ms. McCarragher has been in the investment business since 1982. Prior to joining Jennison in May 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She earned her B.B.A. with honors from the University of Wisconsin and her M.B.A. from Harvard Business School.



Mr. Del Balso, Executive Vice President of Jennison, is also Jennison's Director of Research for Growth Equity. He has served as a portfolio manager of the Fund since May 2000. Mr. Del Balso has been in the investment business for over 36 years and has been part of the Jennison investment team since 1972. He earned his B.S. from Yale University and his M.B.A. from Columbia University and is a member of The New York Society of Security Analysts, Inc.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Company's shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C, Z and R shares and provides certain shareholder support


                                                      Jennison Growth Fund  21

How the Fund is Managed


services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares, other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Class A, Class B, Class C and Class R shares are subject to an annual 12b-1 fee of .30%, 1%, 1% and .75% respectively. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


22  Visit our website at www.jennisondryden.com

Fund Distributions and Tax Issues


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to taxes unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.


Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to shareholders--typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.



The Fund also distributes realized net capital gains to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15%, but if the Fund holds the security for one year or less, any gain is short-term capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.



Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received


                                                      Jennison Growth Fund  23

Fund Distributions and Tax Issues

deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.


Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As

24 Visit our website at www.jennisondryden.com explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is

---------------------------------                     subject to tax unless you hold shares
                                                      in a qualified or tax-deferred plan or
----------------------------------------------------- account. The amount of tax you pay
                       +$   Capital Gain              depends on how long you owned
                            (taxes owed)              your shares and when you bought
$ Receipts                                            them. If you sell shares of the Fund
  from Sale                 OR                        for a loss, you may have a capital
                                                      loss, which you may use to offset
                       -$   Capital Loss              certain capital gains you have.
                            (offset against gain)
-----------------------------------------------------


---------------------------------

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value

                                                      Jennison Growth Fund  25

Fund Distributions and Tax Issues

since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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How to Buy, Sell and Exchange Shares of
the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; and Step 4: Additional Shareholder Services. Each of these steps is described below.


STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8310
Philadelphia, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.




With certain limited exceptions, the Fund is only available to U.S. citizens and residents.



STEP 2: CHOOSE A SHARE CLASS


Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to limited groups of investors.



Multiple share classes let you choose a cost structure that meets your needs:



.. Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge.



.. Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.


                                                      Jennison Growth Fund  27

How to Buy, Sell and Exchange Shares of the Fund



.. Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.



When choosing a share class, you should consider the following factors:



.. The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.



.. The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.



.. The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.



.. The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.



.. Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchase orders for Class B shares exceeding these amounts generally will not be accepted.



.. Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchase orders for Class C shares above these amounts generally will not be accepted.



.. Because Class Z and Class R shares have lower operating expenses than Class
  A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z or Class R shares.


See "How to Sell Your Shares" for a description of the impact of CDSCs.


Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.


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Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                          CLASS A             CLASS B             CLASS C        CLASS Z CLASS R
Minimum purchase
 amount/1/                $1,000              $1,000              $2,500          None    None
---------------------------------------------------------------------------------------------------
Minimum amount for
 subsequent
 purchases/1/             $100                $100                $100            None    None
---------------------------------------------------------------------------------------------------
Maximum initial           5.50% of the public
 sales charge             offering price      None                None            None    None
---------------------------------------------------------------------------------------------------
Contingent Deferred Sales
 Charge (CDSC)/2/         1%/3/               If sold during:     1% on sales     None    None
                                              Year 1          5%  made within 12
                                              Year 2          4%  months of
                                              Year 3          3%  purchase
                                              Year 4          2%
                                              Years 5/6       1%
                                              Year 7          0%
---------------------------------------------------------------------------------------------------
Annual distribution and
 service (12b-1) fees
 shown as a percentage    .30 of 1%                                                      .75 of 1%
 of average daily net     (.25 of 1%                                                     (.50 of 1%
 assets/4/                currently)          1%                  1%              None   currently)
---------------------------------------------------------------------------------------------------



/1/The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services--Automatic Investment Plan."




/2/Formore information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."


/3/Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge.


/4/These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B, Class C and Class R shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee), 1% (including the .25 of 1% service fee) for Class B and Class C shares and .75 of 1% (including the .25 of 1% service fee) for Class R shares. For the period ending January 31, 2006, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.


                                                      Jennison Growth Fund  29

How to Buy, Sell and Exchange Shares of the Fund


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.


Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.



                             SALES CHARGE AS % SALES CHARGE AS %    DEALER
  AMOUNT OF PURCHASE         OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000                5.50%             5.82%           5.00%
  $25,000 to $49,999               5.00%             5.26%           4.50%
  $50,000 to $99,999               4.50%             4.71%           4.00%
  $100,000 to $249,999             3.75%             3.90%           3.25%
  $250,000 to $499,999             2.75%             2.83%           2.50%
  $500,000 to $999,999             2.00%             2.04%           1.75%
  $1 million and $4,999,999*        None              None           1.00%**





*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge.


**For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%.
  For investments of $10 million and above, the dealer reallowance is 0.25%.





To satisfy the purchase amounts above, you can:



.. Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or



.. Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months, or



.. Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of Class A shares of other
  JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.



Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.


30  Visit our website at www.jennisondryden.com

An eligible group of related investors includes any combination of the following:



.. an individual;



.. the individual's spouse, their children and parents;



.. the individual's and spouse's Individual Retirement Account (IRA);



.. any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual;



.. a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; or



.. a Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act account created by the individual or the individual's spouse.



The value of shares held by you or an eligible group of related investors will be determined as follows:



.. for Class A shares, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge) as of the previous business day; and



.. for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.



If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.



If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.


                                                      Jennison Growth Fund  31

How to Buy, Sell and Exchange Shares of the Fund



If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.



Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.



Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.



Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:



.. Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or



.. Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:



.. certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;



.. persons who have retired directly from active service with Prudential or one of its subsidiaries;


32  Visit our website at www.jennisondryden.com

.. certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;



.. registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and



.. investors in Individual Retirement Accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).



To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.



Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website at www.prudential.com, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.



The Distributor may reallow Class A's sales charge to dealers.


QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

                                                      Jennison Growth Fund  33

How to Buy, Sell and Exchange Shares of the Fund


.. Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

.. Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

.. Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,


.. Current and former Directors/Trustees of the JennisonDryden or Strategic
  Partners mutual funds (including the Company),



.. Prudential, with an investment of $10 million or more, and



.. Qualified state tuition programs (529 plans).



QUALIFYING FOR CLASS R SHARES


Retirement Plan. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.


PAYMENTS TO THIRD PARTIES



In connection with the sale of Fund shares, the Manager, Distributor or one of their affiliates may provide additional compensation, out of their own resources and without additional cost to the Fund or its shareholders, to financial firms, including affiliates of the Manager. Such compensation, which is sometimes referred to as "revenue sharing," may incentivize firms to recommend or sell shares of the Fund to you. These payments are in addition to the sales charges (including Rule 12b-1 fees) paid by the Fund. The Manager, Distributor or one of their affiliates may enter into arrangements with insurance companies, banks, selected broker-dealers or other financial firms to make additional payments based on a percentage of Fund assets


34  Visit our website at www.jennisondryden.com

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.


and/or sale of Fund shares attributable to a particular firm. Any additional payments to such firms are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. No one factor is determinative of the type or amount of additional compensation to be provided. In addition, the Manager, Distributor or one of their affiliates may make ongoing payments from their own resources to firms for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts. Please contact your financial service provider for details about revenue sharing payments it may receive.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation: it's

                                                      Jennison Growth Fund  35

How to Buy, Sell and Exchange Shares of the Fund

the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).


The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before shares of the Fund are processed; in these instances, the NAV you receive may differ from the published NAV price.


We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign markets are open, even though the value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of mutual funds daily.

What Price Will You Pay for Shares of the Fund?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge


36  Visit our website at www.jennisondryden.com

(unless you're entitled to a waiver). For Class B, Class C, Class Z and Class R shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:


Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.


Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


                                                      Jennison Growth Fund  37

How to Buy, Sell and Exchange Shares of the Fund


Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

38  Visit our website at www.jennisondryden.com

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


.. Amounts representing shares you purchased with reinvested dividends and distributions,


.. Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and



.. Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares).


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you


                                                      Jennison Growth Fund  39

How to Buy, Sell and Exchange Shares of the Fund


are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.



WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

.. After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;

.. To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

.. On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities

40 Visit our website at www.jennisondryden.com from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


                                                      Jennison Growth Fund  41

How to Buy, Sell and Exchange Shares of the Fund


If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19101


There is no sales charge for such exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.


Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in identifying the practice of market timing in all cases.


42  Visit our website at www.jennisondryden.com

TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares--Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Sales of Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


                                                      Jennison Growth Fund  43

Financial Highlights


The financial highlights below are intended to help you evaluate the Fund's financial performance for the past five years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated. Because Class R shares are new, no information is provided for that share class.


A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by other independent auditors whose reports were unqualified.


CLASS A SHARES (fiscal years ended 9-30)


PER SHARE OPERATING PERFORMANCE          2004         2003         2002         2001         2000
Net asset value, beginning of year            $     9.73   $    12.50   $    24.20   $    20.05
Income from investment
 operations:
Net investment loss/2/                              (.02)        (.04)        (.05)        (.09)
Net realized and unrealized gain
 (loss) on investment
 transactions                                       2.06        (2.73)       (9.50)        5.42
Total from investment operations                    2.04        (2.77)       (9.55)        5.33
-------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net realized
 gains                                                --           --        (2.15)       (1.18)
Net asset value, end of year                       11.77         9.73   $    12.50   $    24.20
Total return/1/                                    20.97%      (22.16)%     (42.32)%      27.02%
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                              2003         2002         2001         2000
Net assets, end of year (000)                 $1,134,839   $1,011,241   $1,286,009   $1,745,454
Average net assets (000)                      $1,034,231   $1,358,013   $1,513,253   $1,489,790
Ratios to average net assets:
Expenses, including distribution
 and service (12b-1) fees/3/                        1.17%        1.08%        1.06%         .99%
Expenses, excluding distribution
 and service (12b-1) fees                            .92%         .83%         .81%         .74%
Net investment loss                                 (.21)%       (.28)%       (.27)%       (.35)%
For Class A, B, C and Z shares:
Portfolio turnover rate                               64%          71%          98%          83%
-------------------------------------------------------------------------------------------------

/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
/2/Calculated based upon average shares outstanding during the year.
/3/During each period, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

44  Visit our website at www.jennisondryden.com

CLASS B SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by other independent auditors whose reports were unqualified.


CLASS B SHARES (fiscal years ended 9-30)


PER SHARE OPERATING
PERFORMANCE                         2004       2003         2002         2001         2000
Net asset value, beginning of
 year                                    $   9.16   $    11.86   $    23.23   $    19.43
Income from investment
 operations:
Net investment loss/2/                       (.10)        (.13)        (.17)        (.26)
Net realized and unrealized gain
 (loss) on investment
 transactions                                1.94        (2.57)       (9.05)        5.24
Total from investment operations             1.84        (2.70)       (9.22)        4.98
------------------------------------------------------------------------------------------
Less distributions:
Distributions from net realized
 gains                                         --           --        (2.15)       (1.18)
Net asset value, end of year             $  11.00   $     9.16   $    11.86   $    23.23
Total return/1/                             20.09%      (22.77)%     (42.70)%      26.04%
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                       2003         2002         2001         2000
Net assets, end of year (000)            $565,727   $  653,338   $1,046,581   $2,216,911
Average net assets (000)                 $602,105   $1,007,499   $1,576,226   $2,158,641
Ratios to average net assets:
Expenses, including distribution
 and service (12b-1) fees                    1.92%        1.83%        1.81%        1.74%
Expenses, excluding distribution
 and service (12b-1) fees                     .92%         .83%         .81%         .74%
Net investment loss                          (.95)%      (1.03)%      (1.02)%      (1.10)%
------------------------------------------------------------------------------------------


/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
/2/Calculated based upon average shares outstanding during the year.

                                                      Jennison Growth Fund  45

Financial Highlights

CLASS C SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by other independent auditors whose reports were unqualified.


CLASS C SHARES (fiscal years ended 9-30)


PER SHARE OPERATING PERFORMANCE             2004       2003       2002       2001       2000
Net asset value, beginning of year               $   9.16   $  11.86   $  23.23   $  19.43
Income from investment operations:
Net investment loss/2/                               (.10)      (.13)      (.17)      (.26)
Net realized and unrealized gain (loss)
 on investment transactions                          1.94      (2.57)     (9.05)      5.24
Total from investment operations                     1.84      (2.70)     (9.22)      4.98
--------------------------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains                  --         --      (2.15)     (1.18)
Net asset value, end of year                     $  11.00   $   9.16   $  11.86   $  23.23
Total return/1/                                     20.09%    (22.77)%   (42.70)%    26.04%
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                               2003       2002       2001       2000
Net assets, end of year (000)                    $106,850   $103,956   $164,216   $291,542
Average net assets (000)                         $105,518   $159,096   $226,607   $242,939
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                                1.92%      1.83%      1.81%      1.74%
Expenses, excluding distribution and
 service (12b-1) fees                                 .92%       .83%       .81%       .74%
Net investment loss                                  (.96)%    (1.03)%    (1.02)%    (1.10)%
--------------------------------------------------------------------------------------------


/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
/2/Calculated based upon average shares outstanding during the year.

46  Visit our website at www.jennisondryden.com

CLASS Z SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by other independent auditors whose reports were unqualified.


CLASS Z SHARES (fiscal years ended 9-30)


PER SHARE OPERATING
PERFORMANCE                           2004        2003         2002         2001         2000
Net asset value, beginning of
 year                                      $     9.92  $    12.71   $    24.50   $    20.24
Income from investment
 operations:
Net investment loss/2/                          --/3/       --/3/        --/3/         (.02)
Net realized and unrealized
 gain (loss) on
 investment transactions                         2.11       (2.79)       (9.64)        5.46
Total from investment
 operations                                      2.11       (2.79)       (9.64)        5.44
---------------------------------------------------------------------------------------------
Less distributions:
Distributions from net realized
 gains                                             --          --        (2.15)       (1.18)
Net asset value, end of year               $    12.03  $     9.92   $    12.71   $    24.50
Total return/1/                                 21.27%     (21.95)%     (42.15)%      27.39%
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                          2003         2002         2001         2000
Net assets, end of year (000)              $1,360,076  $1,108,026   $1,524,028   $2,962,816
Average net assets (000)                   $1,226,178  $1,545,628   $2,191,554   $2,733,194
Ratios to average net assets:
Expenses, including
 distribution and service
 (12b-1) fees                                     .92%        .83%         .81%         .74%
Expenses, excluding
 distribution and service
 (12b-1) fees                                     .92%        .83%         .81%         .74%
Net investment loss                               .03%       (.03)%       (.02)%       (.10)%
---------------------------------------------------------------------------------------------


/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
/2/Calculated based upon average shares outstanding during the year.
/3/Less than $.005 per share.

                                                      Jennison Growth Fund  47

FOR MORE INFORMATION
Please read the prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:


.. MAIL               .TELEPHONE             .WEBSITES
 Prudential Mutual    (800) 225-1852         www.jennisondryden.com
 Fund Services LLC    (732) 482-7555 (from
 P.O. Box 8098        outside the U.S.)
 Philadelphia, PA
 19101



E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.


.. Outside Brokers    .TELEPHONE
  should contact:
 Prudential           (800) 778-8769
 Investment
 Management
 Services LLC
 P.O. Box 8310
 Philadelphia, PA
 19101
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

.. MAIL                .ELECTRONIC REQUEST
 Securities and        publicinfo@sec.gov
 Exchange Commission   Note: The SEC charges a fee to copy documents
 Public Reference
 Section
 Washington, DC
 20549-0102

.. IN PERSON          .VIA THE INTERNET
 Public Reference     on the EDGAR database at http//www.sec.gov
 Room in
 Washington, DC
 For hours of
 operation, call
 (202) 942-8090
Additional information about the Fund can be obtained without charge and can be found in the following documents:


..STATEMENT OF ADDITIONAL     .ANNUAL REPORT               .SEMI-ANNUAL REPORT
 INFORMATION (SAI)            (contains a discussion of
 (incorporated by reference   market conditions and
 into this prospectus)        investment strategies that
                              significantly affected the
                              Fund's performance during
                              the last fiscal year)



-------------------------------------------------------------
JENNISON GROWTH FUND
    SHARE CLASS A         B         C         Z         R
      NASDAQ    PJFAX     PJFBX     PJFCX     PJFZX     N/A
      CUSIP     74437E107 74437E206 74437E305 74437E404 N/A
-------------------------------------------------------------


MF168A                                 Investment Company Act File No. 811-07343

                                    [GRAPHIC]



JennisonDryden Asset Allocation Funds


  ------------------------------------------------------------------------------
  NOVEMBER   , 2004 PROSPECTUS


                                    [GRAPHIC]



JennisonDryden Conservative Allocation Fund Objective: Current income and a reasonable level of capital appreciation

JennisonDryden Moderate Allocation Fund Objective: Capital appreciation and a reasonable level of current income

JennisonDryden Growth Allocation Fund
   Objective: Long-term capital appreciation
FUND TYPE
Balanced/allocation

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Portfolios' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, New Jersey and its affiliates.



[LOGO] JennisonDryden Mutual Funds

Table of Contents


 3  RISK/RETURN SUMMARY
 3  The Asset Allocation Framework
 5  Investment Objectives and Principal Strategies
 8  Target Ranges for the Underlying Funds
16  Principal Risks
18  Evaluating Performance
18  Fees and Expenses

22  HOW THE PORTFOLIOS INVEST
22  Investment Objectives and Policies
22 Equity, Fixed-Income, Money Market, Foreign and U.S. Government Securities 24 Other Investments and Strategies
29  Investment Risks

35  HOW THE PORTFOLIOS ARE MANAGED
35  Board of Directors
35  Manager
36  Investment Adviser
36  Portfolio Manager
36  Distributor

37  PORTFOLIO DISTRIBUTIONS AND TAX ISSUES
37  Distributions
38  Tax Issues
39  If You Sell or Exchange Your Shares

41  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE PORTFOLIOS
41  How to Buy Shares
52  How to Sell Your Shares
55  How to Exchange Your Shares
57  Telephone Redemptions or Exchanges
57  Expedited Redemption Privilege

    FOR MORE INFORMATION (BACK COVER)


2   Visit our website at www.jennisondryden.com

Risk/Return Summary

This prospectus highlights key information about the investment portfolios (the Portfolios) of JennisonDryden Asset Allocation Portfolios. The Portfolios are the JennisonDryden Conservative Allocation Fund (Conservative Allocation Portfolio), the JennisonDryden Moderate Allocation Fund (Moderate Allocation Portfolio) and the JennisonDryden Growth Allocation Fund (Growth Allocation Portfolio). Each Portfolio is a separate series of The Prudential Investment Portfolios, Inc. ("the Company") and each is a non-diversified fund. The Company's three other series--Jennison Growth Fund, Dryden Active Allocation Fund and Jennison Equity Opportunity Fund--are each diversified funds. More information about each of the diversified funds can be found in each fund's respective prospectus and the Statement of Additional Information covering all of the Company's series (the SAI). Additional information about the Portfolios follows this summary.

THE ASSET ALLOCATION FRAMEWORK
INTRODUCTION
Studies have shown that one of the greatest factors impacting long-term investment returns is attributable to an investor's asset allocation decisions (i.e., the mix of stocks, bonds and money market investments) rather than attempting to find the right time to buy and sell securities./1/ Many investors do not have the time, the experience or the resources to implement a sound asset allocation strategy on their own. Investors have increasingly looked to mutual funds as a way to diversify their investments.

Each of the Portfolios is structured as a "fund of funds". This means that instead of buying individual securities directly, the Portfolios invest primarily in other mutual funds within the JennisonDryden fund family. We refer to these other funds as the "Underlying Funds". More detailed information about the "fund of funds" structure appears below under "Risk/Return Summary--How are the Portfolios Managed?"

The Portfolios are designed for investors who want investment professionals to make their asset allocation decisions. The three Portfolios offer investors a means to manage their long-term investments in light of their personal investment goals and risk tolerance. By investing in the Underlying Funds, each Portfolio pursues its investment objective by investing indirectly in a mix of equity and fixed-income securities appropriate for a particular type of investor. Each Portfolio may serve as the core element of a larger investment portfolio.

Under normal market conditions, each Portfolio's assets will be invested in various Underlying Funds within the allocation ranges described in this prospectus. Each Portfolio may hold a portion of its assets in cash or cash equivalents for cash management purposes.

/1/Source: Association for Investment Management Research, "Does Asset
   Allocation Policy Explain 40, 90 or 100 Percent of Performance?" by Roger D. Ibbotson and Paul D. Kaplan, Financial Analysts Journal, January 1, 2000.

                                     JennisonDryden Asset Allocation Funds  3

Risk/Return Summary

These cash and cash equivalents are not included in the Portfolio's assets for purposes of determining the allocations among the Underlying Funds.


HOW DOES A "FUND OF FUNDS" WORK?

As a fund of funds, the Portfolios will invest in Class Z shares of the Underlying Funds, all of which are other mutual funds in the JennisonDryden fund family. Each Portfolio will invest in a different blend of Underlying Funds in accordance with its specific investment objective.

Because the assets of each Portfolio will be invested in Underlying Funds, each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds in which it invests. A Portfolio's ability to meet its investment objectives will depend, in part, on the extent to which the Underlying Funds realize their investment objectives. The degree to which a Portfolio can achieve its objectives will also depend on whether the Manager's allocations to the various asset classes through allocation among the Underlying Funds prove successful. Also, through their investments in Underlying Funds, the Portfolios will bear the same types of investment risks that apply to the Underlying Funds. The degree to which a Portfolio is subject to investment risks will depend on the amount of the Portfolio's assets invested in particular Underlying Funds. For more information about these risks, see the section called "How the Portfolios Invest--Investment Risks".


While there is no assurance that a Portfolio's allocations among Underlying Funds will provide the most favorable returns to investors, it is expected that each Portfolio's performance will be less volatile than the performance of funds that concentrate their investments in one asset class.



As a Portfolio shareholder, you will not have to pay any additional sales charges or ongoing distribution fees as part of the fund of funds structure. This is because the Portfolios invest in Class Z shares of the Underlying Funds, which do not bear those charges and fees. While there are no duplicative advisory fees, you should know that you will pay indirectly for certain expenses of the Underlying Funds, in addition to the expenses of the Portfolio you own, such as fees for custodian services, Directors' fees, legal and accounting services and transfer agency services. We will make every effort to avoid duplicative expenses where possible. An investor can avoid any duplicative expenses by investing directly in the Underlying Funds instead of a Portfolio. As a result of some fees being incurred by the Portfolios and the Underlying Funds, some of the expenses you bear as an investor in a Portfolio will be higher than if you invested directly in the Underlying Funds. You should consider whether any greater expense is offset by the Portfolios' asset allocation structure, which allows you to hold a broad array of investments while owning shares of a single mutual fund. The


4   Visit our website at www.jennisondryden.com
indirect expenses of the Portfolios will fluctuate over time due to fluctuations in expenses incurred by the Underlying Funds, and fluctuations in the asset allocation of the assets of the Portfolios among the Underlying Funds. For more information about each Portfolio's expenses, see "Fees and Expenses" below.

HOW ARE THE PORTFOLIOS MANAGED?
The Manager believes that its asset allocation strategy and the fund of funds approach will enhance the performance of the Portfolios and minimize their volatility. First, the Manager has identified a group of funds in the JennisonDryden fund family that the Portfolios may invest in. We refer to these funds as "Underlying Funds". This allows portions of each Portfolio's assets to be invested in specific Underlying Funds that focus on a particular type and style of investing, and the Manager believes that the combinations will result in Portfolios with varying degrees of risk.


Secondly, the Manager believes that, at any given time, certain investment types and styles will generate higher returns than others. Accordingly, the Manager believes that investing in a variety of investment types and styles through the Underlying Funds will reduce each Portfolio's volatility relative to the price movements of a single asset class. The Manager monitors the strategy and performance of each Underlying Fund and allocates the Portfolios' assets among them within each Portfolio's stated ranges. For more information about these ranges, see "Target Ranges for the Underlying Funds" below.


UNDERLYING FUNDS
Each Underlying Fund has its own investment objectives and principal strategies. Except for each Underlying Fund's fundamental policies, each Underlying Fund may change its principal strategies without shareholder approval to the extent consistent with the Underlying Fund's objectives. The Underlying Funds' investment objectives and fundamental policies may be changed only with approval of their respective shareholders.

For a description of the principal strategies of the Underlying Funds, please see the Prospectus of each Underlying Fund, which is available free of charge by telephoning (800) 225-1852.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. For more information on the risks associated with the Portfolios, see "Principal Risks" below. While we make every effort to achieve the investment objective of each Portfolio, we can't guarantee success.

                                     JennisonDryden Asset Allocation Funds  5

Risk/Return Summary


HOW DO THE PORTFOLIOS DIFFER?
Each Portfolio has a distinct investment objective and is situated differently along the risk/return spectrum.

                                  [FLOW CHART]



The risk/return balance of each Portfolio depends upon the proportion of assets it allocates to different types of investments. Of course, higher risk does not always result in higher returns. Historic performance is not indicative of future results.

Prudential Investments LLC (PI or the Manager) has developed an asset allocation strategy for the Portfolios designed to provide a mix of investment types and styles that is appropriate for investors with conservative, moderate and more aggressive investment orientations.

CONSERVATIVE ALLOCATION PORTFOLIO
The Conservative Allocation Portfolio's investment objective is current income and a reasonable level of capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities. The Portfolio under normal circumstances will invest approximately 60% of its total assets in Underlying Funds that invest primarily in fixed-income securities and the remainder of the Portfolio's total assets in Underlying Funds that invest primarily in equity securities. The investment adviser will monitor the Portfolio's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Portfolio may be appropriate for investors who need to draw income from investments while obtaining a measure of long-term capital growth as a hedge against inflation. The Portfolio's focus on bonds for greater stability of principal also may make it suitable for conservative investors seeking income and modest growth and those concerned about market volatility.

6   Visit our website at www.jennisondryden.com

Risks. The Conservative Allocation Portfolio is exposed to the same types of risks as the Underlying Funds in which it invests. The principal risks of the Portfolio, described below under "Principal Risks" and "How the Portfolios Invest--Investment Risks", are:

.. Market risk

.. Style risk

.. Credit risk

.. Interest rate risk

.. Small- and medium-size company risk

.. Prepayment risk

.. Junk bond risk

.. Foreign market risk

MODERATE ALLOCATION PORTFOLIO
The Moderate Allocation Portfolio's investment objective is capital appreciation and a reasonable level of current income. The Portfolio seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities. Under normal circumstances, the Portfolio will invest approximately 65% of its total assets in Underlying Funds that invest primarily in a diversified portfolio of equity securities, with the remainder invested in Underlying Funds that invest primarily in fixed income securities. The investment adviser will monitor the Portfolio's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Portfolio may be appropriate for investors looking for a balance of long-term capital growth and current income, with some tolerance for investment risk.

Risks. The Moderate Allocation Portfolio is exposed to the same types of risks as the Underlying Funds in which it invests. The principal risks of the Portfolio, described below under "Principal Risks" and "How the Portfolios Invest--Investment Risks", are:

.. Market risk

.. Style risk

.. Small- and medium-size company risk

.. Foreign market risk

.. Credit risk

.. Interest rate risk

.. Prepayment risk

.. Junk bond risk

                                     JennisonDryden Asset Allocation Funds  7

Risk/Return Summary


GROWTH ALLOCATION PORTFOLIO
The Growth Allocation Portfolio's investment objective is long-term capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity securities. Under normal circumstances, the Portfolio will invest approximately 90% of its assets in Underlying Funds that invest primarily in equity securities and the remainder in Underlying Funds that invest primarily in fixed-income securities. The investment adviser will monitor the Portfolio's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Portfolio may be appropriate for investors seeking long-term capital growth with a significant tolerance for investment risk. In addition, investors who already have a diversified portfolio may find this allocation suitable as an additional growth component.

Risks. The Growth Allocation Portfolio is exposed to the same types of risks as the Underlying Funds in which it invests. The principal risks of the Portfolio, described below under "Principal Risks" and "How the Portfolios
Invest--Investment Risks", are:

.. Market risk

.. Style risk

.. Foreign market risk

.. Small- and medium-size company risk

.. Credit risk

.. Interest rate risk

.. Prepayment risk

.. Junk bond risk

An investor can choose any of these three Portfolios, depending on his or her financial situation, personal investment objectives, investment horizon and level of risk tolerance.

TARGET RANGES FOR THE UNDERLYING FUNDS
The tables in this subsection identify the Underlying Funds that the Portfolios currently contemplate investing in, along with each Underlying Fund's primary investment type or style and the investment allocation ranges for the Underlying Funds that the Portfolios are targeting.

In response to market developments, the Manager may rebalance the allocation of the Portfolios' assets among existing Underlying Funds or may add or eliminate funds from the list of Underlying Funds in accordance with each Portfolio's investment

8   Visit our website at www.jennisondryden.com
objective and the policies described below. The Manager also may vary the allocation ranges for each Underlying Fund of a Portfolio at any time if the Manager believes that doing so will better enable the Portfolio to pursue its investment objective.

CONSERVATIVE ALLOCATION PORTFOLIO
The Portfolio's investment objective is current income and a reasonable level of capital appreciation. This means that we seek investments that will pay income and investments that will increase in value. The Portfolio seeks to achieve its objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed-income and equity securities. Under normal circumstances, the Portfolio will invest approximately 60% of its total assets in Underlying Funds that invest primarily in fixed-income securities and the remainder of the Portfolio's total assets in Underlying Funds that invest primarily in equity securities. The investment adviser will monitor the Portfolio's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class.


                                           RANGE OF
                                           ALLOCATION
                                           OF TOTAL
                                           ASSETS
UNDERLYING           INVESTMENT            OF THE                    PRIMARY
FUND                 OBJECTIVE             PORTFOLIO  ASSET CLASS    INVESTMENT TYPE/STYLE

..Dryden Government   .High current return       %     .Fixed Income  .U.S. Government
 Income Fund                                                          securities

..Dryden High Yield   .Maximize current          %     .Fixed Income  .High yield debt,
 Fund                 income                                          including junk bond
                                                                      and emerging market
                                                                      debt

..Dryden Short-Term   .High current              %     .Fixed Income  .Short duration
 Corporate Bond       income consistent                               investment-grade debt
 Fund                 with preservation                               instruments
                      of principal

..Dryden Ultra-Short  .Current income            %     .Fixed Income  .Short duration
 Bond Fund            consistent with low                             investment-grade debt
                      volatility of                                   instruments
                      principal

..Dryden              .Long-term growth          %     .Equities      .Growth and value
 International        of capital                                      oriented, focusing on
 Equity Fund                                                          large-cap foreign
                                                                      stocks


                                     JennisonDryden Asset Allocation Funds  9

Risk/Return Summary


                                         RANGE OF
                                         ALLOCATION
                                         OF TOTAL
                                         ASSETS
UNDERLYING         INVESTMENT            OF THE                 PRIMARY
FUND               OBJECTIVE             PORTFOLIO  ASSET CLASS INVESTMENT TYPE/STYLE

..Jennison Growth   .Long-term growth          %     .Equities   .Growth-oriented,
 Fund               of capital                                   focusing on large-cap
                                                                 U.S. stocks

..Jennison Equity   .Long-term growth          %     .Equities   .Value-oriented,
 Opportunity Fund   of capital                                   focusing on multi-cap
                                                                 stocks

..Jennison 20/20    .Long-term growth          %     .Equities   .Growth and value-
 Focus Fund         of capital                                   oriented, focusing on
                                                                 large-cap stocks

..Jennison U.S.     .Long-term capital         %     .Equities   .Growth-oriented,
 Emerging Growth    appreciation                                 focusing on small-cap
 Fund                                                            and mid-cap U.S.
                                                                 stocks

..Jennison Value    .Capital                   %     .Equities   .Value-oriented,
 Fund               appreciation                                 focusing on large-cap
                                                                 stocks

..Dryden Large Cap  .Long-term after-tax       %     .Equities   .Growth and value,
 Core               growth of capital                            focusing on large-cap
 Equity Fund                                                     stocks

..Dryden Small Cap  .Long-term capital         %     .Equities   .Growth and value,
 Core Equity Fund   appreciation                                 focusing on small-cap
                                                                 stocks



The Portfolio will normally invest approximately 60% of its total assets in Underlying Funds that invest primarily in debt obligations of varying credit quality, including securities issued or guaranteed by the U.S. government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. The Underlying Funds may invest in mortgage-related securities issued or guaranteed by U.S. government entities and in privately-issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. The Underlying Funds may also invest in asset-backed securities. The debt obligations held by an Underlying Fund in which the Portfolio invests will have varying average maturities and average duration, depending on the investment strategies of particular Underlying Funds. Duration is an approximation of the price


10 Visit our website at www.jennisondryden.com sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price.

We may invest up to 20% of the Portfolio's total assets in Underlying Funds that invest in high-yield debt obligations--also known as "junk bonds", including securities rated below B by Standard & Poor's Ratings Services (S&P), Moody's Investors Service, Inc. (Moody's) or another major rating service, and unrated debt obligations that the respective Underlying Fund's adviser believes are comparable in quality.

We may also invest up to 25% of the Portfolio's total assets in Underlying Funds that invest in non-U.S. dollar denominated foreign debt obligations, including up to 10% of its total assets in Underlying Funds that invest in debt obligations of issuers in emerging markets.

The Portfolio will normally invest up to 40% of its total assets in Underlying Stocks that invest primarily in common stocks of U.S. and foreign companies of all market capitalization ranges. The Portfolio may invest up to 20% of its total assets in Underlying Funds that invest in non-U.S. dollar-denominated stocks of foreign companies, including companies in emerging markets. "Foreign" securities are those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro--a multinational currency unit). Therefore, the limitations described above on the amount of the Portfolio's total assets that may be invested in Underlying Funds that invest in foreign debt obligations and stocks of foreign companies do not apply to U.S. dollar-denominated foreign debt obligations or stocks.

MODERATE ALLOCATION PORTFOLIO
The Portfolio's investment objective is capital appreciation and a reasonable level of current income. This means that we seek investments that will increase in value and investments that will pay income. The Portfolio seeks to achieve its objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities. Under normal circumstances the Portfolio will invest approximately 65% of its total assets in Underlying Funds that invest in a diversified portfolio of equity securities with the remainder invested in Underlying Funds that invest in fixed-income securities. The investment adviser will monitor the Portfolio's investments in Underlying Funds on a regular basis in order to maintain the allocation to each asset class.

                                     JennisonDryden Asset Allocation Funds  11

Risk/Return Summary



                                          RANGE OF
                                          ALLOCATION
                                          OF TOTAL
                                          ASSETS
UNDERLYING          INVESTMENT            OF THE                    PRIMARY
FUND                OBJECTIVE             PORTFOLIO  ASSET CLASS    INVESTMENT TYPE/STYLE

..Jennison Growth    .Long-term growth          %     .Equities      .Growth-oriented,
 Fund                of capital                                      focusing on large-cap
                                                                     U.S. stocks

..Jennison Equity    .Long-term growth          %     .Equities      .Value-oriented,
 Opportunity Fund    of capital                                      focusing on multi-cap
                                                                     stocks

..Dryden             .Long-term growth          %     .Equities      .Growth and value
 International       of capital                                      oriented, focusing on
 Equity Fund                                                         large-cap foreign
                                                                     stocks

..Jennison 20/20     .Long-term growth          %     .Equities      .Growth and value-
 Focus Fund          of capital                                      oriented, focusing on
                                                                     large-cap stocks

..Jennison U.S.      .Long-term capital         %     .Equities      .Growth-oriented,
 Emerging Growth     appreciation                                    focusing on small-cap
 Fund                                                                and mid-cap U.S.
                                                                     stocks

..Jennison Value     .Capital                   %     .Equities      .Value-oriented,
 Fund                appreciation                                    focusing on large-cap
                                                                     stocks

..Dryden Large Cap   .Long-term after-tax       %     .Equities      .Growth and value,
 Core Equity Fund    growth of capital                               focusing on large-cap
                                                                     stocks

..Dryden Small Cap   .Long-term capital         %     .Equities      .Growth and value,
 Core Equity Fund    appreciation                                    focusing on small-cap
                                                                     stocks

..Dryden Government  .High current return       %     .Fixed Income  .U.S. Government
 Income Fund                                                         Securities

..Dryden High Yield  .Maximize current          %     .Fixed Income  .High yield debt,
 Fund                income                                          including junk bond
                                                                     and emerging market
                                                                     debt


12  Visit our website at www.jennisondryden.com

                                           RANGE OF
                                           ALLOCATION
                                           OF TOTAL
                                           ASSETS
UNDERLYING           INVESTMENT            OF THE                    PRIMARY
FUND                 OBJECTIVE             PORTFOLIO  ASSET CLASS    INVESTMENT TYPE/STYLE

..Dryden Short-Term   .High current              %     .Fixed Income  .Short duration
 Corporate Bond       income consistent                               investment-grade debt
 Fund                 with preservation                               instruments
                      of principal

..Dryden Ultra-Short  .Current income            %     .Fixed Income  .Short duration
 Bond Fund            consistent with low                             investment-grade debt
                      volatility                                      instruments
                      of principal


The Portfolio will normally invest up to 65% of its total assets in Underlying Funds that invest primarily in common stocks of U.S. and foreign companies of all market capitalization ranges. The Portfolio may invest up to 30% of its total assets in Underlying Funds that invest in non-U.S. dollar-denominated stocks of foreign companies, including companies in emerging markets. "Foreign" securities are those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro). Therefore, the limitations described above on the amount of the Portfolio's total assets that may be invested in Underlying Funds which invest in foreign debt obligations and stocks of foreign companies do not apply to U.S. dollar-denominated foreign debt obligations or stocks.

The Portfolio will normally invest up to 35% of its total assets in Underlying Funds that invest primarily in debt obligations of varying credit quality, including securities issued or guaranteed by the U.S. government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. Underlying Funds may invest in mortgage-related securities issued or guaranteed by U.S. government entities and in privately issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. The Underlying Funds may also invest in asset-backed securities. The debt obligations held by an Underlying Fund will have varying average maturities and average duration ranges.

We may invest up to 20% of the Portfolio's total assets in Underlying Funds that invest in high-yield debt obligations--also known as "junk bonds", including securities rated below B by S&P, Moody's or another major rating service, and unrated debt obligations that the respective Underlying Fund's adviser believes are comparable in quality.

                                     JennisonDryden Asset Allocation Funds  13

Risk/Return Summary


We may also invest up to 25% of the Portfolio's total assets in Underlying Funds that invest in non-U.S. dollar-denominated foreign debt obligations, including up to 10% of its total assets in Underlying Funds that invest in debt obligations of issuers in emerging markets.

GROWTH ALLOCATION PORTFOLIO
The Portfolio's investment objective is long-term capital appreciation. This means that we seek investments that will increase in value. The Portfolio seeks to achieve its objective by investing approximately 90% of its total assets in Underlying Funds that invest in a diversified portfolio of equity securities. The Portfolio's remaining assets are invested in Underlying Funds that invest in fixed income securities. The investment adviser will monitor the Portfolio's investments in Underlying Funds on a regular basis in order to maintain the allocation to each asset class.


                                       RANGE OF
                                       ALLOCATION
                                       OF TOTAL
                                       ASSETS
UNDERLYING         INVESTMENT          OF THE                 PRIMARY
FUND               OBJECTIVE           PORTFOLIO  ASSET CLASS INVESTMENT TYPE/STYLE

..Jennison Growth   .Long-term growth        %     .Equities   .Growth-oriented,
 Fund               of capital                                 focusing on large-cap
                                                               U.S. stocks

..Jennison Equity   .Long-term growth        %     .Equities   .Value-oriented,
 Opportunity Fund   of capital                                 focusing on multi-cap
                                                               stocks

..Dryden            .Long-term growth        %     .Equities   .Growth and value
 International      of capital                                 oriented, focusing on
 Equity Fund                                                   large-cap foreign
                                                               stocks

..Jennison 20/20    .Long-term growth        %     .Equities   .Growth and value-
 Focus Fund         of capital                                 oriented, focusing on
                                                               large-cap stocks

..Jennison U.S.     .Long-term capital       %     .Equities   .Growth-oriented,
 Emerging Growth    appreciation                               focusing on small-cap
 Fund                                                          and mid-cap U.S.
                                                               stocks

..Jennison Value    .Capital                 %     .Equities   .Value-oriented,
 Fund               appreciation                               focusing on large-cap
                                                               stocks


14  Visit our website at www.jennisondryden.com

                                           RANGE OF
                                           ALLOCATION
                                           OF TOTAL
                                           ASSETS
UNDERLYING           INVESTMENT            OF THE                    PRIMARY
FUND                 OBJECTIVE             PORTFOLIO  ASSET CLASS    INVESTMENT TYPE/STYLE

..Dryden Large Cap    .Long-term after-tax       %     .Equities      .Growth and value,
 Core Equity Fund     growth of capital                               focusing on large-cap
                                                                      stocks

..Dryden Small Cap    .Long-term capital         %     .Equities      .Growth and value,
 Core Equity Fund     appreciation                                    focusing on small-cap
                                                                      stocks

..Dryden Government   .High current return       %     .Fixed Income  .U.S. Government
 Income Fund                                                          Securities

..Dryden High Yield   .Maximize current          %     .Fixed Income  .High yield debt,
 Fund                 income                                          including junk bond
                                                                      and emerging market
                                                                      debt

..Dryden Short-Term   .High current income       %     .Fixed Income  .Short duration
 Corporate Bond       consistent with                                 investment-grade debt
 Fund                 preservation of                                 instruments
                      principal

..Dryden Ultra-Short  .Current income            %     .Fixed Income  .Short duration
 Bond Fund            consistent with low                             investment-grade debt
                      volatility                                      instruments
                      of principal

..Dryden Total        .Total Return              %     .Fixed Income  .Multi-sector debt
 Return Bond Fund                                                     instruments


The Portfolio will normally invest up to 90% of its total assets in Underlying Funds that invest primarily in common stocks of U.S. and foreign companies of all market capitalization ranges. The Portfolio may invest the remainder of its assets in Underlying Funds that invest primarily in fixed-income securities. The Portfolio may invest up to 35% of its total assets in Underlying Funds that invest in non-U.S. dollar-denominated stocks of foreign companies, including companies in emerging markets. "Foreign" securities are those stocks of foreign companies that are denominated in foreign currencies (including the euro). Therefore, the limitation described above on the amount of the Portfolio's total assets that may be invested in Underlying Funds that invest in the stocks of foreign companies does not apply to U.S. dollar-denominated foreign stocks.

                                     JennisonDryden Asset Allocation Funds  15

Risk/Return Summary


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. There is no assurance that the Portfolios will achieve their respective investment objectives. The following summarizes the principal risks associated with investments in the Portfolios and the Underlying Funds in which the Portfolios invest. The summary is not intended to be exhaustive. For a more complete description of such risks, please refer to the SAI and to the prospectuses of the Underlying Funds which are available free of charge by telephoning (800) 225-1852.

EQUITY RISK
Since the Portfolios invest in Underlying Funds that invest in equity securities, there is the risk that the price of a particular stock owned by an Underlying Fund could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large companies are more stable than the stock prices of small companies, but this is not always the case. Each Portfolio's indirect equity holdings can vary significantly from broad market indexes, and their performance can deviate from the performance of those indexes.

SMALL- AND MEDIUM-SIZE COMPANY RISK
Each Portfolio invests to some degree in Underlying Funds that may invest in stocks of small- and medium-size companies. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies.

STYLE RISK
Since some of the Underlying Funds focus on either a growth or value style of equity investing, there is the risk that a particular style may be out of favor for a period of time. Also, as funds of funds, the Portfolios use an asset allocation strategy in selecting Underlying Funds for investment. Although the investment adviser believes that this will add value over the long term, it is possible that we will emphasize an asset category that is out of favor.

CREDIT RISK, MARKET RISK AND INTEREST RATE RISK
The Portfolios invest in Underlying Funds which invest in debt obligations. Debt obligations have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay interest or repay principal to the Underlying Fund. Market risk, which may affect an industry, a sector or the entire market, is the

16 Visit our website at www.jennisondryden.com possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.

JUNK BOND RISK
Debt securities rated below investment grade--also known as "junk bonds"--have a higher risk of default and tend to be less liquid.

FOREIGN MARKET RISK
Since the Portfolios invest in Underlying Funds which invest in foreign securities, there are additional risks. Foreign markets often are more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those placed on U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.

Portfolios do not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, certain Underlying Funds, however, have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund's, and, therefore, a Portfolio's performance and can have adverse tax consequences.

DERIVATIVES RISK
Some of our investment strategies--such as using leverage or derivatives--also involve above-average risks. The Underlying Funds may use various derivative strategies to try to enhance return. They may also use derivatives as hedging techniques to try to protect the value of their assets. Derivatives may not match or fully offset the underlying positions and this could result in losses to an Underlying Fund, and, therefore, to a Portfolio that would not otherwise have occurred. If an Underlying Fund sells securities and agrees to repurchase them in a forward roll transaction or a reverse repurchase agreement, there is a risk that the market value of any securities purchased with proceeds of the initial sale will decline below the repurchase price the Underlying Fund has agreed to pay. This would cause the value of shares of an Underlying Fund, and, therefore, a Portfolio to decrease faster than would otherwise be the case, and is the speculative characteristic known as "leverage".

NON-DIVERSIFIED STATUS
Because of the fund of funds structure, the Portfolios are considered "non-diversified" mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds,

                                     JennisonDryden Asset Allocation Funds  17

Risk/Return Summary

each Portfolio may invest a greater percentage of its assets in the securities of an individual issuer, in this case any Underlying Fund. Thus, each Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree.

Like any mutual fund, an investment in the Portfolios could lose value and you could lose money. For more detailed information about the risks associated with the Portfolios, see "How the Portfolios Invest--Investment Risks".

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

Because the Portfolios do not have a full year of operations, no performance history is included in this prospectus.


FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of a Portfolio--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to limited groups of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Portfolios".



SHAREHOLDER FEES/1/ (paid directly from your investment)
                                                    CLASS A CLASS B CLASS C CLASS Z
Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                 5.50%    None    None   None
-----------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase price
 or sale proceeds)                                   1%/2/   5%/3/   1%/4/   None
-----------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
 dividends and other distributions                    None    None    None   None
-----------------------------------------------------------------------------------
Redemption fees                                       None    None    None   None
-----------------------------------------------------------------------------------
Exchange fee                                          None    None    None   None
-----------------------------------------------------------------------------------


/1/Your broker may charge you a separate or additional fee for purchases and sales of shares.
/2/Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase.
/3/The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
/4/The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

18  Visit our website at www.jennisondryden.com

   ANNUAL PORTFOLIO OPERATING EXPENSES (deducted from Portfolio assets)
                                                CLASS A CLASS B CLASS C CLASS Z
   Conservative Allocation Portfolio
   ----------------------------------------------------------------------------
   Management fees/1/                             .20%    .20%    .20%    .20%
   ----------------------------------------------------------------------------
   + Distribution and service (12b-1) fees/2/     .30%   1.00%   1.00%    None
   ----------------------------------------------------------------------------
   + Other expenses/3/                            .46%    .46%    .46%    .46%
   ----------------------------------------------------------------------------
   + Underlying Fund fees and expenses/4/         .84%    .84%    .84%    .84%
   ----------------------------------------------------------------------------
   = Total annual operating expenses/5/          1.80%   2.50%   2.50%   1.50%
   ----------------------------------------------------------------------------
   - Expense limitation                         (.16)%  (.16)%  (.16)%  (.16)%
   ----------------------------------------------------------------------------
   = Net annual operating expenses               1.64%   2.34%   2.34%   1.34%
   ----------------------------------------------------------------------------

   Moderate Allocation Portfolio
   ----------------------------------------------------------------------------
   Management fees/1/                             .20%    .20%    .20%    .20%
   ----------------------------------------------------------------------------
   + Distribution and service (12b-1) fees/2/     .30%   1.00%   1.00%    None
   ----------------------------------------------------------------------------
   + Other expenses/3/                            .46%    .46%    .46%    .46%
   ----------------------------------------------------------------------------
   + Underlying Fund fees and expenses/4/        1.00%   1.00%   1.00%   1.00%
   ----------------------------------------------------------------------------
   = Total annual operating expenses/5/          1.96%   2.66%   2.66%   1.66%
   ----------------------------------------------------------------------------
   - Expense limitation                         (.16)%  (.16)%  (.16)%  (.16)%
   ----------------------------------------------------------------------------
   = Net annual operating expenses               1.80%   2.50%   2.50%   1.50%
   ----------------------------------------------------------------------------

   Growth Allocation Portfolio
   ----------------------------------------------------------------------------
   Management fees/1/                             .20%    .20%    .20%    .20%
   ----------------------------------------------------------------------------
   + Distribution and service (12b-1) fees/2/     .30%   1.00%   1.00%    None
   ----------------------------------------------------------------------------
   + Other expenses/3/                            .46%    .46%    .46%    .46%
   ----------------------------------------------------------------------------
   + Underlying Fund fees and expenses/4/        1.18%   1.18%   1.18%   1.18%
   ----------------------------------------------------------------------------
   = Total annual operating expenses/5/          2.14%   2.84%   2.84%   1.84%
   ----------------------------------------------------------------------------
   - Expense limitation                         (.16)%  (.16)%  (.16)%  (.16)%
   ----------------------------------------------------------------------------
   = Net annual operating expenses               1.98%   2.68%   2.68%   1.68%
   ----------------------------------------------------------------------------


/1/The management fee primarily compensates the Manager for services relating to supervision of the investment adviser and related matters, as well as determining the optimum target allocations and investment ranges for Portfolio assets among the Underlying Funds. As a fund of funds, each Portfolio will also bear its proportionate share of the advisory fees paid by the Underlying Funds in which it invests and are included in "Underlying Fund fees and expenses".
/2/Investors in the Portfolios pay the sales charges and Rule 12b-1 fees applicable to the class of shares of each Portfolio purchased. There will be no duplication of sales charges or Rule 12b-1 fees, however, since all investments in the Underlying Funds will be made in Class Z shares, which do not bear any sales charges or Rule 12b-1 fees.

/3/The "other expenses" are annualized, based on amounts from April 1, 2004
   (commencement of operations) through September 30, 2004. Certain expenses, including fees for custodian services, Directors' fees, legal and accounting services and transfer agency services, are incurred at both the Portfolio level and the Underlying Fund level.


/4/"Underlying Fund fees and expenses" reflect the Underlying Funds' total annual operating fees and expenses and set forth each Portfolio's pro rata portion of the cumulative expenses charged by the Underlying Funds in which each Portfolio invests. The Underlying Fund fees and expenses are estimated based on annualized amounts for the current fiscal year and assumes that each Portfolio maintained constant allocations of assets to the Underlying Funds allocations as of the date of this prospectus. The actual Underlying Fund expenses will vary with changes in the allocations of the Portfolios' assets. These expenses are based on the total expense ratio of Class Z shares of the Underlying Funds for each Underlying Fund's most recent fiscal period. Some Underlying Funds may have expense limitations or waivers that reduce total expenses.


                                     JennisonDryden Asset Allocation Funds  19

Risk/Return Summary


/5/The Manager of the Portfolios has contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees and Underlying Fund fees and expenses) of each class of shares of the Portfolios to .50 of 1% of each Portfolio's average daily net assets for the fiscal year ending September 30, 2005.


/6/The Distributor of the Portfolios has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares through January 31, 2006.


EXAMPLE
This example is intended to help you compare the fees and expenses of each Portfolio's different share classes and the cost of investing in each Portfolio, including each Portfolio's pro rata portion of the expenses charged by the Underlying Funds in which each Portfolio invests, with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same, including the indirect expenses of the Underlying Funds, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                    ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
  CONSERVATIVE ALLOCATION PORTFOLIO
           Class A shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class B shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class C shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class Z shares              $          $          $          $
  ---------------------------------------------------------------------------

  MODERATE ALLOCATION PORTFOLIO
           Class A shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class B shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class C shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class Z shares              $          $          $          $
  ---------------------------------------------------------------------------

  GROWTH ALLOCATION PORTFOLIO
           Class A shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class B shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class C shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class Z shares              $          $          $          $
  ---------------------------------------------------------------------------




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You would pay the following expenses on the same investment if you did not sell your shares:


                                    ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
  CONSERVATIVE ALLOCATION PORTFOLIO
           Class A shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class B shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class C shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class Z shares              $          $          $          $
  ---------------------------------------------------------------------------

  MODERATE ALLOCATION PORTFOLIO
           Class A shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class B shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class C shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class Z shares              $          $          $          $
  ---------------------------------------------------------------------------

  GROWTH ALLOCATION PORTFOLIO
           Class A shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class B shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class C shares              $          $          $          $
  ---------------------------------------------------------------------------
           Class Z shares              $          $          $          $
  ---------------------------------------------------------------------------




                                     JennisonDryden Asset Allocation Funds  21

How the Portfolios Invest

INVESTMENT OBJECTIVES AND POLICIES
The Portfolios pursue their investment objectives by normally investing primarily in Underlying Funds, which invest in equity-related securities, debt securities and money market instruments. Each Portfolio invests in Underlying Funds in accordance with its specific objectives and risk/reward profile. The Portfolios' investments may be shifted among the Underlying Funds in order to maximize the Portfolios' total return within the scope of their respective investment objectives. The following discussion of the Portfolios' investment policies and strategies assumes that each Portfolio will invest in securities exclusively by purchasing shares of the Underlying Funds, except for certain U.S. Government securities and money market instruments.

CONSERVATIVE ALLOCATION PORTFOLIO
The Portfolio's investment objective is current income and a reasonable level of capital appreciation. This means that the Portfolio seeks investments that will pay income and increase in value. The Portfolio seeks to achieve its objective by investing in Underlying Funds which invest in a diversified portfolio of fixed-income and equity securities.

MODERATE ALLOCATION PORTFOLIO
The Portfolio's investment objective is capital appreciation and a reasonable level of current income. This means that the Portfolio seeks investments that will increase in value and investments that will pay income. The Portfolio seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity and fixed-income securities.

GROWTH ALLOCATION PORTFOLIO
The Portfolio's investment objective is long-term capital appreciation. This means that the Portfolio seeks investments that will increase in value. The Portfolio seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity securities.

EQUITY, FIXED-INCOME, MONEY MARKET, FOREIGN AND U.S. GOVERNMENT SECURITIES EQUITY-RELATED SECURITIES
Each Portfolio may invest in Underlying Funds that invest in equity-related securities. In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that can be converted into the

22 Visit our website at www.jennisondryden.com company's common stock or some other equity security. The Underlying Funds may buy common stocks of companies of every size--small, medium and large capitalization.

FIXED-INCOME SECURITIES
Underlying Funds may invest in debt obligations, including corporate and non-corporate obligations, such as U.S. government securities. The debt obligations held by an Underlying Fund will have varying average maturities and average duration ranges. Lower-rated debt obligations--also known as "junk bonds"--have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. An Underlying Fund may continue to hold an obligation even if it is later downgraded or no longer rated. An Underlying Fund also may invest in obligations that are not rated, but that the Underlying Fund believes are of comparable quality to these lower-rated obligations.

MONEY MARKET INSTRUMENTS
The Portfolios, either directly or through an Underlying Fund, may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks.

U.S. GOVERNMENT SECURITIES
The Portfolios, either directly or through an Underlying Fund, may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency, depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

FOREIGN SECURITIES
Some Underlying Funds invest in foreign equity securities or in fixed-income securities of foreign issuers. For purposes of investment limitations of the Portfolios and the Underlying Funds, ADRs and other similar receipts or shares traded in U.S. markets are not considered foreign securities. Investing in the equity markets of developing countries involves exposure to economies that are generally less diverse

                                     JennisonDryden Asset Allocation Funds  23

How the Portfolios Invest

and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, the following investment strategies may also be used to try to increase an Underlying Fund's and, therefore, a Portfolio's, returns or protect its assets if market conditions warrant.

MORTGAGE-RELATED SECURITIES
The Portfolios may invest in Underlying Funds that invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.

Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

ASSET-BACKED SECURITIES
The Portfolios may invest in Underlying Funds that invest in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Unlike most corporate bonds, which are usually unsecured, most asset-backed securities are secured by collateral, or collateralized, which provides for more predictable cash flows and more protection against event-risk downgrades. However, to the extent a borrower fails to make timely

24 Visit our website at www.jennisondryden.com repayments on the underlying loans when due or prepayments on underlying assets accelerate due to declines in interest rates, the Underlying Fund, and, therefore, a Portfolio, could suffer a loss on its investment. Some asset-backed securities, however, may be collateralized by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or euro-denominated securities.

PORTFOLIO TURNOVER
The Portfolios generally do not expect to have high rates of portfolio turnover (100% or more) although some of the Underlying Funds have historically had annual portfolio turnover rates of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover results in higher brokerage commissions and other transaction costs and can affect a Portfolio's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

REPURCHASE AGREEMENTS
The Portfolios may invest in Underlying Funds that use repurchase agreements, where a party agrees to sell a security to an Underlying Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Underlying Fund and is, in effect, a loan by the Underlying Fund. The Underlying Funds generally use repurchase agreements for cash management purposes only.

REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLLS
The Portfolios may invest in Underlying Funds that enter into reverse repurchase agreements and forward rolls. With a reverse repurchase agreement, the Underlying Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

When an Underlying Fund enters into a forward roll, the Underlying Fund sells securities to be delivered in the current month and repurchases the same or substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Underlying Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

SHORT SALES
The Portfolios may invest in Underlying Funds that make short sales of a security. This means that an Underlying Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will

                                     JennisonDryden Asset Allocation Funds  25

How the Portfolios Invest

decline. The Underlying Fund generally borrows the security to deliver to the buyer in a short sale. The Underlying Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Underlying Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Underlying Fund will lose money if the price of the security increases between the time of the short sale and the date when the Underlying Fund replaces the borrowed security. The Underlying Funds' respective limitations on the amount of assets that may be subject to short sales range from 10% to 25% of total assets. The Underlying Funds also may make short sales "against the box". In a short sale against the box, at the time of sale, an Underlying Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Underlying Fund gives up the opportunity for capital appreciation in the security. The Underlying Funds' respective limitations on the amount of assets available for short sales against the box range from 10% to 25% of total assets. In addition, each Underlying Fund may have up to 5% of its total assets allocated to uncovered short sales.

DERIVATIVE STRATEGIES
The Portfolios may invest in Underlying Funds that use various derivative strategies to try to improve their returns. An Underlying Fund may use hedging techniques to try to protect its assets. It cannot be guaranteed that these strategies will work, that the instruments necessary to implement these strategies will be available or that an Underlying Fund and, therefore, a Portfolio will not lose money. Derivatives--such as futures, options, swaps, swap options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. An Underlying Fund may use derivatives to try to reduce risk or to increase returns consistent with each Underlying Fund's overall investment objective. The investment adviser of an Underlying Fund will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives that are used may not match or offset the Underlying Fund's underlying positions and this could result in losses to the Underlying Fund and, therefore, to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Options. The Portfolios may invest in Underlying Funds that purchase and sell put and call options on equity securities, stock indexes, swaps and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium.

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Futures Contracts and Related Options; Foreign Currency Forward Contracts. The Portfolios may invest in Underlying Funds that purchase and sell futures contracts on equity and debt securities, securities indexes, interest rate indexes and foreign currencies, and related options on such futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Underlying Fund makes daily margin payments based on price movements in the index. The Underlying Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the PIP Funds and the Underlying Funds, Their Investments and Risks". The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

Each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Company can change investment policies that are not fundamental. The Portfolios' allocations of assets among Underlying Funds, U.S. Government securities and short-term instruments, and the target ranges in each Underlying Fund, may be changed from time to time without shareholder approval.

CASH MANAGEMENT
To the extent that any Portfolio has uninvested assets, Prudential Investment Management, Inc., through its Quantitative Management division (QM) will manage these assets until they can be invested in Underlying Funds in accordance with the Portfolio's investment strategy or are used for daily cash needs. QM will invest such assets primarily in high-quality, short-term money market instruments. The Portfolios may buy these instruments directly, rather than through investing in an Underlying Fund. These investments may be inconsistent with that Portfolio's principal strategies and could prevent the Portfolio from achieving its investment objective.

                                     JennisonDryden Asset Allocation Funds  27

How the Portfolios Invest


TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of each Portfolio's total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve a Portfolio's assets when the equity and fixed-income markets are unstable. In addition, certain Underlying Funds may temporarily invest up to 100% of their total assets in high-quality foreign or domestic money market instruments in response to adverse conditions, which may limit their ability to achieve their respective investment objective.

ADDITIONAL STRATEGIES

The Portfolios, through their investments in Underlying Funds, also follow certain policies when they borrow money (the Underlying Funds can borrow from 20% to 33 1/3% of the value of their respective total assets); lend securities to others for cash management purposes (the Underlying Funds can lend from 30% to 33 1/3% of the value of its total assets including collateral received in the transaction); and hold illiquid securities (each Underlying Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.


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INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Portfolios is no exception. Since the Portfolios' holdings can vary significantly from broad market indexes, performance of the Portfolios can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Portfolios' and Underlying Funds' principal strategies and certain other non-principal strategies. For more information, see "Description of the PIP Funds and the Underlying Funds, Their Investments and Risks" in the SAI.

Investment Type   RISKS                             POTENTIAL REWARDS

EQUITY SECURITIES .Individual stocks could lose     .Historically, stocks have
                   value                             outperformed other
                                                     investments over the long
                  .The equity markets could go       term
                   down, resulting in a decline in
                   value of the Underlying          .Generally, economic growth
                   Funds' and, thereby, the          means higher corporate
                   Portfolios' investments           profits, which lead to an
                                                     increase in stock prices,
                  .Changes in economic or            known as capital appreciation
                   political conditions, both
                   domestic and international,      .May be a source of dividend
                   may result in a decline in        income
                   value of the Underlying
                   Funds' and, thereby, the         .The Portfolios' asset
                   Portfolios' investments           allocation strategies may
                                                     provide stable returns
                  .Companies that normally pay
                   dividends may not do so if
                   they don't have profits or
                   adequate cash flow

                  .Style risk--a Portfolio,
                   through its investments in the
                   Underlying Funds, may invest
                   the bulk of its assets in an
                   asset category that is out of
                   favor or focus on a style of
                   investing that is out of favor,
                   which could result in losses if
                   stock prices fall

                                     JennisonDryden Asset Allocation Funds  29

How the Portfolios Invest


(CONT'D)

Investment Type          RISKS                             POTENTIAL REWARDS

SMALL- AND MEDIUM-       .Stocks of smaller companies      .Highly successful smaller
CAPITALIZATION STOCKS     are more volatile and may         companies can outperform
                          decline more than those in        larger ones
                          the S&P 500

                         .Small- and medium-size
                          companies are more likely to
                          reinvest earnings and not pay
                          dividends

                         .Changes in interest rates may
                          affect the securities of small-
                          and medium-size companies
                          more than the securities of
                          larger companies

----------------------------------------------------------

FIXED-INCOME OBLIGATIONS .An Underlying Fund's, and        .Most bonds will rise in value
                          thereby, a Portfolio's            when interest rates fall
                          holdings, share price and
                          total return may fluctuate in    .A source of regular interest
                          response to bond market           income
                          movements
                                                           .High-quality debt obligations
                         .Credit risk--the risk that the    are generally more secure
                          default of an issuer would        than stocks since companies
                          leave the Underlying Fund         must pay their debts before
                          with unpaid interest or           they pay dividends
                          principal. The lower a bond's
                          quality, the higher its          .Bonds have generally
                          potential volatility              outperformed money market
                                                            instruments over the long
                         .Market risk--the risk that the    term, with less risk than
                          market value of an                stocks
                          investment may move down,
                          sometimes rapidly or             .Investment-grade bonds have
                          unpredictably. Market risk        a lower risk of default than
                          may affect an industry, a         junk bonds
                          sector, or the market as a
                          whole                            .Junk bonds offer higher yields
                                                            and higher potential gains
                         .Interest rate risk--the risk      than investment-grade bonds
                          that the value of most bonds
                          will fall when interest rates
                          rise. The longer a bond's
                          maturity and the lower its
                          credit quality, the more its
                          value typically falls. It can
                          lead to price volatility

30  Visit our website at www.jennisondryden.com

(CONT'D)

Investment Type         RISKS                             POTENTIAL REWARDS

MORTGAGE-RELATED        .Prepayment risk--the risk that   .A source of regular interest
SECURITIES               the underlying mortgage may       income
                         be pre-paid partially or
                         completely, generally during     .The U.S. government
                         periods of falling interest       guarantees interest and
                         rates, which could adversely      principal payments on certain
                         affect yield to maturity and      securities
                         could require an Underlying
                         Fund to reinvest in lower-       .May benefit from security
                         yielding securities               interest in real estate
                                                           collateral
                        .Credit risk--the risk that the
                         underlying mortgages will not    .Pass-through instruments
                         be paid by debtors or by credit   provide greater diversification
                         insurers or guarantors of such    than direct ownership of
                         instruments. Some mortgage        loans
                         securities are unsecured or
                         secured by lower-rated insurers  .May provide capital
                         or guarantors and thus may        appreciation
                         involve greater risk

                        .See market risk and interest
                         rate risk described above under
                         "Fixed-income obligations."

----------------------------------------------------------

ASSET-BACKED SECURITIES .The security interest in the     .A source of regular interest
                         underlying collateral may be      income
                         nonexistent or may not be as
                         great as with mortgage-related   .Prepayment risk is generally
                         securities                        lower than with mortgage-
                                                           related securities
                        .Credit risk--the risk that the
                         underlying receivables will not  .Pass-through instruments
                         be paid by debtors or by credit   provide greater diversification
                         insurers or guarantors of such    than direct ownership of
                         instruments. Some asset-          loans
                         backed securities are
                         unsecured or secured by lower-
                         rated insurers or guarantors
                         and thus may involve greater
                         risk

                        .See market risk and interest
                         rate risk described above under
                         "Fixed-income obligations."

                                     JennisonDryden Asset Allocation Funds  31

How the Portfolios Invest


(CONT'D)

Investment Type         RISKS                             POTENTIAL REWARDS

HIGH-YIELD DEBT         .Higher credit risk than          .May offer higher interest
SECURITIES (JUNK BONDS)  investment-grade debt             income than investment-
                         securities                        grade debt securities and
                                                           higher potential gains
                        .Higher market risk than
                         investment-grade debt
                         securities

                        .More volatile than investment-
                         grade debt securities

                        .May be more illiquid (harder to
                         value and sell), in which case
                         valuation would depend more
                         on the investment adviser's
                         judgment than is generally the
                         case with investment-rated
                         securities

----------------------------------------------------------

FOREIGN SECURITIES      .Foreign market risk--foreign     .Investors can participate in
                         markets, economies and            the growth of foreign markets
                         political systems, particularly   through investments in
                         those in developing countries,    companies operating in those
                         may not be as stable as those     markets
                         in the U.S.
                                                          .May profit from changing
                        .Foreign market risk--             values of foreign currencies
                         differences in foreign laws,
                         accounting standards, public     .Opportunities for
                         information, custody and          diversification
                         settlement practices may
                         result in less reliable
                         information on foreign
                         investments and more risk

                        .Foreign market risk--
                         investments in emerging
                         market securities are subject
                         to greater volatility and price
                         declines

                        .Currency risk--changing
                         values of foreign currencies
                         can cause losses

                        .May be less liquid than U.S.
                         stocks and bonds

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(CONT'D)

Investment Type       RISKS                            POTENTIAL REWARDS

REVERSE REPURCHASE    .May magnify underlying          .May magnify underlying
AGREEMENTS AND DOLLAR  investment losses                investment gains
ROLLS
                      .Investment costs may exceed
                       potential underlying
                       investment gains

                      .Leverage risk--the risk that
                       the market value of the
                       securities purchased with
                       proceeds of the sale declines
                       below the price of the
                       securities the Underlying
                       Fund must repurchase

----------------------------------------------------------

DERIVATIVES           .The value of derivatives (such  .An Underlying Fund could
                       as futures, options and          make money and protect
                       foreign currency forward         against losses if the
                       contracts) that are used to      investment analysis proves
                       hedge a security is generally    correct
                       determined independently
                       from that security and could    .Derivatives used for return
                       result in a loss to the          enhancement purposes
                       Underlying Fund when the         involve a type of leverage and
                       price movement of the            could generate substantial
                       derivative does not correlate    gains at low cost
                       with a change in the value of
                       the security                    .One way to manage the risk/
                                                        return balance is by locking in
                      .Derivatives used for risk        the value of an investment
                       management may not have          ahead of time
                       the intended effects and may
                       result in losses or missed      .Hedges that correlate well
                       opportunities                    with an underlying position
                                                        can increase or decrease
                      .The other party to a             investment income or capital
                       derivatives contract could       gains at low cost
                       default

                      .Derivatives can increase
                       share price volatility and
                       those that involve leverage
                       could magnify losses

                      .Certain types of derivatives
                       involve costs that can reduce
                       an Underlying Fund returns

                                     JennisonDryden Asset Allocation Funds  33

How the Portfolios Invest


(CONT'D)

Investment Type     RISKS                             POTENTIAL REWARDS

U.S. GOVERNMENT     .Limits potential for capital     .May preserve a Portfolio's or
SECURITIES           appreciation                      an Underlying Fund's assets

                    .See market risk, credit risk     .A source of regular interest
                     and interest rate risk            income
                     described above under
                     "Fixed-income obligations"       .Generally more secure than
                                                       lower quality debt securities
                    .Some are not insured or           and equity securities
                     guaranteed by the U.S.
                     government, but only by the      .Principal and interest may be
                     issuing agency, which must        guaranteed by the U.S.
                     rely on its own resources to      government
                     repay the debt, and are
                     subject to risk of default like
                     private issuers

----------------------------------------------------------

SHORT SALES         .May magnify underlying           .May magnify underlying
                     investment losses                 investment gains

                    .Investment costs may exceed
                     potential underlying
                     investment gains

                    .Short sales "against the box"
                     give up the opportunity for
                     capital appreciation in the
                     security

----------------------------------------------------------

MONEY MARKET        .Limits potential for capital     .May preserve a Portfolio's or
INSTRUMENTS          appreciation and achieving a      an Underlying Fund's assets
                     Portfolio's or an Underlying
                     Fund's investment objective

                    .Credit risk--the risk that the
                     default of an issuer would
                     leave a Portfolio or an
                     Underlying Fund with unpaid
                     interest or principal

                    .Market risk--the risk that the
                     market value of an
                     investment may move up or
                     down. Market risk may affect
                     an industry, a sector or the
                     market as a whole

----------------------------------------------------------

ILLIQUID SECURITIES .May be difficult to value        .May offer a more attractive
                     precisely                         yield or potential for growth
                                                       than more widely traded
                    .May be difficult to sell at the   securities
                     time or price desired

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How the Portfolios are Managed

BOARD OF DIRECTORS
The Company's Board of Directors (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Portfolios.

MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077


Under a management agreement with the Company, PI manages each Portfolio's investment operations and administers its business affairs. PI also is responsible for supervising each Portfolio's investment adviser, as well as determining the optimum target allocations and investment ranges for Portfolio assets among the Underlying Funds. In managing the Portfolios, PI also has the authority to select and substitute Underlying Funds, subject to each Portfolio's investment objectives and policies. This subjects PI to conflicts of interest in allocating each Portfolio's assets among the various Underlying Funds, because the management fees payable to PI and/or its affiliates by some Underlying Funds are higher than those payable by other Underlying Funds, and because PI and its affiliates are also responsible for managing, and receiving fees from, the Underlying Funds. For each fiscal year, the Company will pay PI management fees of .20% of each Portfolio's average daily net assets. As funds of funds, each Portfolio will also bear its proportionate share of the advisory fees paid by the Underlying Funds in which it invests. PI believes that the Portfolios' advisory fees are payment for services in addition to the Underlying Funds' advisory fees. For a description of the management fees charged by each of the Underlying Funds, please see the prospectuses of the Underlying Funds, which are available free of charge by telephoning
(800) 225-1852.



PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2004, PI served as the investment manager to all of the Prudential Financial, Inc. (Prudential) U.S. and offshore investment companies, and as manager or administrator to closed-end investment
companies, with aggregate assets of approximately $   billion.


Subject to the supervision of the Board of the Company, PI is responsible for conducting the initial review of prospective investment advisers for the Portfolios. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of each Portfolio's investment adviser.

PI and the Portfolios operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or

                                     JennisonDryden Asset Allocation Funds  35

How the Portfolios are Managed

amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Portfolios still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the applicable Portfolio. Each Portfolio will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER
Prudential Investment Management, Inc. (PIM), through its Quantitative Management division (QM), is the investment adviser of each Portfolio. PIM has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM a fee of .05% of each Portfolio's average net assets for its services.

PORTFOLIO MANAGER

Ted Lockwood has been the portfolio manager for the Portfolios since their inception in March 2004. Mr. Lockwood is a Managing Director of Equity Management, which includes quantitative equity, derivative and index funds. Mr. Lockwood joined Prudential Financial in 1988 and has over 17 years of investment experience. He received a B.S. from the State University of New York at Stony Brook and an M.B.A. and M.S. from Columbia University.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes each Portfolio's shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to each Portfolio's shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Portfolios' Class A, B, C and Z shares and provides certain shareholder support services. Each Portfolio pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. When you buy shares of a Portfolio, you will pay the sales charges and Rule 12b-1 fees applicable to the class of shares of each Portfolio you purchase. Since all investments in the Underlying Funds will be made in Class Z shares, which do not bear any sales charges or Rule 12b-1 fees, there will be no duplication of sales charges or Rule 12b-1 fees. Class A, Class B and Class C shares are subject to a 12b-1 fee of .25%, 1% and 1%, respectively. Because these fees are paid from each Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


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Portfolio Distributions and Tax Issues


Investors who buy shares of the Portfolios should be aware of some important tax issues. For example, each Portfolio distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to taxes unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Portfolios also may be subject to state and local income taxes.


Also, if you sell shares of a Portfolio for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Portfolio distributes dividends of any net investment income to shareholders. For example, if a Portfolio owns ACME Corp. stock and the stock pays a dividend, the Portfolio will pay out a portion of this dividend to its shareholders, assuming the Portfolio's income is more than its costs and expenses. The dividends you receive from the Portfolio will be subject to taxation whether or not they are reinvested in the Fund. Dividends will typically be distributed quarterly by the Conservative Allocation Portfolio, semi-annually by the Moderate Allocation Portfolio and annually by the Growth Allocation Portfolio.



Each Portfolio also distributes any realized net capital gains to shareholders--typically once a year. Capital gains are generated when a Portfolio sells its assets for a profit. For example, if a Portfolio bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Portfolio has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Portfolio's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Portfolio holds the security--if the Portfolio holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15%, but if the Portfolio holds the security for one year or less, any gain is treated as short-term capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.



Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be


                                     JennisonDryden Asset Allocation Funds  37

Portfolio Distributions and Tax Issues


taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Portfolio will be eligible for the 70% dividends received deduction to the extent a Portfolio's income is derived from certain dividends received from U.S. corporations.


For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Portfolio without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of a Portfolio as part of a qualified or tax-deferred plan or account. If you do own shares of a Portfolio as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.


Distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES
If federal tax law requires you to provide us with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of a Portfolio just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As

38 Visit our website at www.jennisondryden.com explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Portfolio decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Portfolio also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden and Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of a Portfolio for a profit, you have realized a capital gain, which

---------------------------------                     is subject to tax unless you hold
                                                      shares in a qualified or tax-deferred
----------------------------------------------------- plan or account. The amount of tax
                       +$   CAPITAL GAIN              you pay depends on how long you
                            (taxes owed)              owned your shares and when you
$ RECEIPTS                                            bought them. If you sell shares of the
  FROM SALE                 OR                        Portfolio for a loss, you may have a
                                                      capital loss, which you may use to
                       -$   CAPITAL LOSS              offset certain capital gains you have.
                            (offset against gain)
-----------------------------------------------------

---------------------------------

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of a Portfolio and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of a Portfolio for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words,

                                     JennisonDryden Asset Allocation Funds  39

Portfolio Distributions and Tax Issues

it's a "taxable event". Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging your Portfolio shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Portfolio shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event". This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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How to Buy, Sell and Exchange Shares of
the Portfolios

HOW TO BUY SHARES
In order to buy shares of the Asset Allocation Portfolios, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; and Step 4: Additional Shareholder Services. Each of these steps is described below.

STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Portfolios for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8310
Philadelphia, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Portfolio) or suspend or modify the sale of Portfolio shares.




With certain limited exceptions, the Portfolios are only available to U.S. citizens and residents.



STEP 2: CHOOSE A SHARE CLASS


Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Portfolios, although Class Z shares are available only to a limited group of investors.



Multiple share classes let you choose a cost structure that meets your needs:



.. Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge.



.. Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.


                                     JennisonDryden Asset Allocation Funds  41

How to Buy, Sell and Exchange Shares of the Portfolios



.. Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.



When choosing a share class, you should consider the following factors:



.. The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.



.. The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.



.. The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.



.. The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.



.. Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.



.. Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.



.. Because Class Z shares have lower operating expenses than Class A, Class B or
  Class C shares, you should consider whether you are eligible to purchase
  Class Z shares.


See "How to Sell Your Shares" for a description of the impact of CDSCs.


Some investors purchase or sell shares of a Portfolio through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Portfolio. The Portfolios have advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.


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Share Class Comparison. Use this chart to help you compare the Portfolios' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                        CLASS A             CLASS B             CLASS C      CLASS Z
Minimum purchase amount/1/              $1,000              $1,000              $2,500        None
----------------------------------------------------------------------------------------------------
Minimum amount for subsequent
 purchases/1/                           $100                $100                $100          None
----------------------------------------------------------------------------------------------------
Maximum initial sales charge            5.50% of the public
                                        offering price      None                None          None
----------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge
 (CDSC)/2/                              1%/3/               If sold during:     1% on sales   None
                                                            Year 1          5%  made within
                                                            Year 2          4%  12 months of
                                                            Year 3          3%  purchase
                                                            Year 4          2%
                                                            Years 5/6       1%
                                                            Year 7          0%
----------------------------------------------------------------------------------------------------
Annual distribution and service (12b-1) .30 of 1%
 fees shown as a percentage of          (.25 of 1%
 average daily net assets/4/            currently)          1%                  1%            None
----------------------------------------------------------------------------------------------------


/1/The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services--Automatic Investment Plan."
/2/For more information about the CDSC and how it is calculated, see "How to
   Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."
/3/Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC.

/4/These distribution and service fees are paid from the applicable Portfolio's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class Z shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and 1% for Class B and Class C shares. The Distributor of the Portfolios has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares through January 31, 2006.


                                     JennisonDryden Asset Allocation Funds  43

How to Buy, Sell and Exchange Shares of the Portfolios


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.


Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


                            SALES CHARGE AS % SALES CHARGE AS %    DEALER
   AMOUNT OF PURCHASE       OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
   Up to $24,999                  5.50%             5.82%           5.00%
   $25,000 to $49,999             5.00%             5.26%           4.50%
   $50,000 to $99,999             4.50%             4.71%           4.00%
   $100,000 to $249,999           3.75%             3.90%           3.25%
   $250,000 to $499,999           2.75%             2.83%           2.50%
   $500,000 to $999,999           2.00%             2.04%           1.75%
   $1 Million to $4,999,999        None              None           1.00%**

 *If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC.
**For investments of $5 million to $9,999,999, the dealer allowance is 0.50%.
  For investments of $10 million and above, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:




.. Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or



.. Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months, or



.. Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares a Portfolio with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.



Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.


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An eligible group of related investors includes any combination of the following:



.. an individual;



.. the individual's spouse, their children and parents;



.. the individual's and spouse's Individual Retirement Account (IRA);



.. any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual;



.. a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; or



.. a Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act account created by the individual or the individual's spouse.



The value of shares held by you or an eligible group of related investors will be determined as follows:



.. for Class A shares, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge) as of the previous business day; and



.. for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.



If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.



If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.


                                     JennisonDryden Asset Allocation Funds  45

How to Buy, Sell and Exchange Shares of the Portfolios



If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.



Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.



Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.



Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:



.. Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or



.. Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Portfolios in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:



.. certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;



.. persons who have retired directly from active service with Prudential or one of its subsidiaries;



.. certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates


46  Visit our website at www.jennisondryden.com

.. registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and



.. investors in Individual Retirement Accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).



To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.



Additional Information About Reducing or Waiving Class A's Sales Charge. The Portfolios also make available free of charge, on their website at www.jennisondryden.com, in a clear and prominent format, information relating to the Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The website includes hyperlinks that facilitate access to this information.



The Distributor may reallow Class A's sales charge to dealers.


QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes one or more Portfolios as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

                                     JennisonDryden Asset Allocation Funds  47

How to Buy, Sell and Exchange Shares of the Portfolios


.. Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

.. Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Portfolios in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares can also be purchased by any of the following:

.. Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,


.. Current and former Directors/Trustees of the JennisonDryden or Strategic
  Partners mutual funds (including the Company),



.. Prudential, with an investment of $10 million or more, and



.. Qualified state tuition programs (529 plans).




PAYMENTS TO THIRD PARTIES



In connection with the sale of Fund shares, the Manager, Distributor or one of their affiliates may provide additional compensation, out of their own resources and without additional cost to the Fund or its shareholders, to financial firms, including affiliates of the Manager. Such compensation, which is sometimes referred to as "revenue sharing," may incentivize firms to recommend or sell shares of the Fund to you. These payments are in addition to the sales charges (including Rule 12b-1 fees) paid by the Fund. The Manager, Distributor or one of their affiliates may enter into arrangements with insurance companies, banks, selected broker-dealers or other financial firms to make additional payments based on a percentage of Fund assets and/or sale of Fund shares attributable to a particular firm. Any additional payments to such firms are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. No one factor is determinative of the type or amount of additional compensation to be provided. In addition, the Manager, Distributor or one of their affiliates may make ongoing


48 Visit our website at www.jennisondryden.com payments from their own resources to firms for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts. Please contact your financial service provider for details about revenue sharing payments it may receive.




CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Portfolio expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Portfolio. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Portfolio Shares--Conversion Feature--Class B Shares."

The assets or holdings of each Portfolio consist of the Underlying Funds, which are valued at their respective NAVs. Each Portfolio's holdings are valued based upon


STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of a Portfolio is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation: it's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

                                     JennisonDryden Asset Allocation Funds  49

How to Buy, Sell and Exchange Shares of the Portfolios


market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Portfolios also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Portfolios' NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a security that a Portfolio uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing each Portfolio's NAV, we will value the Portfolio's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by a Portfolio as of the close of the security's primary market. A Portfolio may decide to use fair value pricing after the NAV publishing deadline, but before shares of the Portfolio are processed; in these instances, the NAV you receive may differ from the published NAV price.


We determine each Portfolio's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange, the Portfolios' shares on days when the NYSE is closed but the primary markets for the Portfolio's foreign markets are open, even though the value of the Portfolio's foreign securities may have changed. Conversely, the Portfolios will ordinarily price their shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. Likewise, because certain of the Portfolios invest in Underlying Funds holding portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Underlying Funds do not price their shares, the value of a Portfolio's securities (i.e., its shares in Underlying Funds that invest in securities that are primarily listed on foreign exchanges) may change on days when you may not be able to buy or sell Portfolio shares. We may not determine the NAV of a Portfolio on days when we have not received any orders to purchase, sell or exchange that Portfolio's shares, or when changes in the value of the Portfolio's holdings do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of mutual funds daily.

The NAV of the Underlying Funds is determined in the same manner as described above. For more information, see "How to Buy, Sell, and Exchange Shares of the Fund--Step 3: Understanding the Price You'll Pay" in each Underlying Fund's prospectus.

50  Visit our website at www.jennisondryden.com

What Price Will You Pay for Shares of the Portfolios?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Portfolio shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Portfolio Distributions and Tax Issues" section, each Portfolio pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the applicable Portfolio at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19101

Automatic Investment Plan. You can make regular purchases of a Portfolio for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.


Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b) plans, pension


                                     JennisonDryden Asset Allocation Funds  51

How to Buy, Sell and Exchange Shares of the Portfolios

and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A, Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Portfolio. To reduce Portfolio expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Portfolio shareholder in your household would like to receive a copy of the Portfolios' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Portfolios for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Portfolio--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold

52 Visit our website at www.jennisondryden.com shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of a Portfolio, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Portfolio can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Portfolio Shares--Sale of Shares."


If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records or if you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An eligible guarantor institution includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Portfolio Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

.. Amounts representing shares you purchased with reinvested dividends and distributions,


.. Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and


.. Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares and Class C shares and six years for Class B shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

                                     JennisonDryden Asset Allocation Funds  53

How to Buy, Sell and Exchange Shares of the Portfolios


Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

.. After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

.. To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

.. On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Portfolio Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

54  Visit our website at www.jennisondryden.com

REDEMPTION IN KIND
If the sales of Portfolio shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Portfolio's net assets, we can then give you securities from the Portfolio's portfolio holdings instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the expenses paid by other shareholders of the applicable Portfolio. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Portfolio and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Portfolio Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Portfolios for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Portfolio for Class A shares of another Portfolio, or another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may


                                     JennisonDryden Asset Allocation Funds  55

How to Buy, Sell and Exchange Shares of the Portfolios

not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19101


There is no sales charge for such exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.


Remember, as we explained in the section entitled "Portfolio Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

FREQUENT TRADING
Frequent trading of a Portfolio's shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Portfolio's investments. When market timing occurs, the Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Portfolio will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the applicable Portfolio reserves the right to refuse purchase orders and exchanges into the Portfolio by any person, group or commonly controlled accounts. The decision

56 Visit our website at www.jennisondryden.com may be based upon dollar amount, volume or frequency of trading. The Portfolio will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that the Portfolios' procedures will be effective in identifying the practice of market timing in all cases.


TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling us at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares--Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Portfolios' Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. A Portfolio will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Portfolio does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the applicable Portfolio.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter and must be received by the applicable Portfolio prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular training on the NYSE. For more information, see "Purchase, Redemption and Pricing of Portfolio Shares--Sales of Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.




                                     JennisonDryden Asset Allocation Funds  57

JennisonDryden Conservative Allocation Fund



Financial Highlights



The financial highlights below are intended to help you evaluate the Fund's financial performance for the past fiscal period. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the period indicated.



A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.



CLASS A SHARES


For the fiscal period ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS A SHARES (fiscal period ended 9-30)



PER SHARE OPERATING PERFORMANCE                                           2004
Net asset value, beginning of year
Income from investment operations:
Net investment loss/2/
Net realized and unrealized gain (loss) on investment transactions
Total from investment operations
------------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
Net asset value, end of year
Total return/1/
------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)
Average net assets (000)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees/3/
Expenses, excluding distribution and service (12b-1) fees
Net investment loss
For Class A, B, C and Z shares:
Portfolio turnover rate
------------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


/3/During each period, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.


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JennisonDryden Conservative Allocation Fund



CLASS B SHARES


For the fiscal period ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS B SHARES (fiscal period ended 9-30)



PER SHARE OPERATING PERFORMANCE                                        2004
Net asset value, beginning of year
Income from investment operations:
Net investment loss/2/
Net realized and unrealized gain (loss) on investment transactions
Total from investment operations
---------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
Net asset value, end of year
Total return/1/
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)
Average net assets (000)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees
Expenses, excluding distribution and service (12b-1) fees
Net investment loss
---------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


                                     JennisonDryden Asset Allocation Funds  59

JennisonDryden Conservative Allocation Fund


Financial Highlights


CLASS C SHARES


For the fiscal period ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS C SHARES (fiscal period ended 9-30)



PER SHARE OPERATING PERFORMANCE                                        2004
Net asset value, beginning of year
Income from investment operations:
Net investment loss/2/
Net realized and unrealized gain (loss) on investment transactions
Total from investment operations
---------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
Net asset value, end of year
Total return/1/
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)
Average net assets (000)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees
Expenses, excluding distribution and service (12b-1) fees
Net investment loss
---------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


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JennisonDryden Conservative Allocation Fund



CLASS Z SHARES


For the fiscal period ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS Z SHARES (fiscal period ended 9-30)



PER SHARE OPERATING PERFORMANCE                                          2004
Net asset value, beginning of year
Income from investment operations:
Net investment loss/2/
Net realized and unrealized gain (loss) on investment transactions
Total from investment operations
-----------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
Net asset value, end of year
Total return/1/
-----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)
Average net assets (000)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees
Expenses, excluding distribution and service (12b-1) fees
Net investment loss
-----------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


/3/Less than $.005 per share.


                                     JennisonDryden Asset Allocation Funds  61

JennisonDryden Moderate Allocation Fund



Financial Highlights



The financial highlights below are intended to help you evaluate the Fund's financial performance for the past fiscal period. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividend and other distributions. The information is for each share class for the periods indicated.



A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.



CLASS A SHARES


For the fiscal period ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS A SHARES (fiscal period ended 9-30)



PER SHARE OPERATING PERFORMANCE                                           2004
Net asset value, beginning of year
Income from investment operations:
Net investment loss/2/
Net realized and unrealized gain (loss) on investment transactions
Total from investment operations
---------------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
Net asset value, end of year
Total return/1/
---------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)
Average net assets (000)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees/3/
Expenses, excluding distribution and service (12b-1) fees
Net investment loss
For Class A, B, C and Z shares:
Portfolio turnover rate
---------------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


/3/During each period, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.


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JennisonDryden Moderate Allocation Fund



CLASS B SHARES


For the fiscal period ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS B SHARES (fiscal period ended 9-30)



PER SHARE OPERATING PERFORMANCE                                        2004
Net asset value, beginning of year
Income from investment operations:
Net investment loss/2/
Net realized and unrealized gain (loss) on investment transactions
Total from investment operations
------------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
Net asset value, end of year
Total return/1/
------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)
Average net assets (000)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees
Expenses, excluding distribution and service (12b-1) fees
Net investment loss
------------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


                                     JennisonDryden Asset Allocation Funds  63

JennisonDryden Moderate Allocation Fund


Financial Highlights


CLASS C SHARES


For the fiscal period ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS C SHARES (fiscal period ended 9-30)



PER SHARE OPERATING PERFORMANCE                                        2004
Net asset value, beginning of year
Income from investment operations:
Net investment loss/2/
Net realized and unrealized gain (loss) on investment transactions
Total from investment operations
---------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
Net asset value, end of year
Total return/1/
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)
Average net assets (000)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees
Expenses, excluding distribution and service (12b-1) fees
Net investment loss
---------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


64  Visit our website at www.jennisondryden.com

JennisonDryden Moderate Allocation Fund



CLASS Z SHARES


For the fiscal period ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS Z SHARES (fiscal period ended 9-30)



PER SHARE OPERATING PERFORMANCE                                           2004
Net asset value, beginning of year
Income from investment operations:
Net investment loss/2/
Net realized and unrealized gain (loss) on investment transactions
Total from investment operations
---------------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
Net asset value, end of year
Total return/1/
---------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)
Average net assets (000)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees
Expenses, excluding distribution and service (12b-1) fees
Net investment loss
---------------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


/3/Less than $.005 per share.


                                     JennisonDryden Asset Allocation Funds  65

JennisonDryden Growth Allocation Fund



Financial Highlights



The financial highlights below are intended to help you evaluate the Fund's financial performance for the past fiscal period. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the period indicated.



A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.



CLASS A SHARES


For the fiscal period ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS A SHARES (fiscal period ended 9-30)



PER SHARE OPERATING PERFORMANCE                                           2004
Net asset value, beginning of year
Income from investment operations:
Net investment loss/2/
Net realized and unrealized gain (loss) on investment transactions
Total from investment operations
---------------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
Net asset value, end of year
Total return/1/
---------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)
Average net assets (000)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees/3/
Expenses, excluding distribution and service (12b-1) fees
Net investment loss
For Class A, B, C and Z shares:
Portfolio turnover rate
---------------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


/3/During each period, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.


66  Visit our website at www.jennisondryden.com

JennisonDryden Growth Allocation Fund



CLASS B SHARES


For the fiscal period ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS B SHARES (fiscal period ended 9-30)



PER SHARE OPERATING PERFORMANCE                                        2004
Net asset value, beginning of year
Income from investment operations:
Net investment loss/2/
Net realized and unrealized gain (loss) on investment transactions
Total from investment operations
------------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
Net asset value, end of year
Total return/1/
------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)
Average net assets (000)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees
Expenses, excluding distribution and service (12b-1) fees
Net investment loss
------------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


                                     JennisonDryden Asset Allocation Funds  67

JennisonDryden Growth Allocation Fund


Financial Highlights


CLASS C SHARES


For the fiscal period ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS C SHARES (fiscal period ended 9-30)



PER SHARE OPERATING PERFORMANCE                                        2004
Net asset value, beginning of year
Income from investment operations:
Net investment loss/2/
Net realized and unrealized gain (loss) on investment transactions
Total from investment operations
---------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
Net asset value, end of year
Total return/1/
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)
Average net assets (000)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees
Expenses, excluding distribution and service (12b-1) fees
Net investment loss
---------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


68  Visit our website at www.jennisondryden.com

JennisonDryden Growth Allocation Fund



CLASS Z SHARES


For the fiscal period ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent auditors, whose report on those financial statements was unqualified.



CLASS Z SHARES (fiscal period ended 9-30)



PER SHARE OPERATING PERFORMANCE                                           2004
Net asset value, beginning of year
Income from investment operations:
Net investment loss/2/
Net realized and unrealized gain (loss) on investment transactions
Total from investment operations
---------------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains
Net asset value, end of year
Total return/1/
---------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)
Average net assets (000)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees
Expenses, excluding distribution and service (12b-1) fees
Net investment loss
---------------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


/3/Less than $.005 per share.


                                     JennisonDryden Asset Allocation Funds  69

FOR MORE INFORMATION
Please read the prospectus before you invest in the Portfolios and keep it for future reference. For information or shareholder questions contact:

.. MAIL                        .TELEPHONE             .WEBSITE
                               (800) 225-1852         www.jennisondryden.com
 JennisonDryden Mutual Funds   (732) 482-7555 (from
 P.O. Box 8098                 outside the U.S.)
 Philadelphia, PA
 19101


E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.



.. Outside Brokers    .TELEPHONE
  should contact:
 Prudential Mutual    (800) 778-8769
 Fund Services LLC
 P.O. Box 8310
 Philadelphia, PA
 10101

You can also obtain copies of Portfolio documents from the Securities and Exchange Commission as follows:

.. MAIL                .ELECTRONIC REQUEST
 Securities and        publicinfo@sec.gov
 Exchange Commission   Note:The SEC charges a fee to copy documents
 Public Reference
 Section
 Washington, DC
 20549-0102

.. IN PERSON          .VIA THE INTERNET
 Public Reference     on the EDGAR database at http//www.sec.gov
 Room in
 Washington, DC
 For hours of
 operation, call
 (202) 942-8090
Additional information about the Portfolios can be obtained without charge and can be found in the following documents:


.. STATEMENT OF       .ANNUAL REPORT                .SEMI ANNUAL REPORT
  ADDITIONAL          (contains a discussion of
  INFORMATION (SAI)   market conditions and
 (incorporated by     investment strategies that
 reference into       significantly affected
 this prospectus)     performance during the last
                      fiscal year)



  JENNISONDRYDEN CONSERVATIVE ALLOCATION FUND
  SHARE CLASS A         B         C         Z
    NASDAQ
    CUSIP     74437E750 74437E743 74437E735 74437E784



  JENNISONDRYDEN MODERATE ALLOCATION FUND
  SHARE CLASS A         B         C         Z
    NASDAQ
    CUSIP     74437E727 74437E719 74437E693 74437E776



  JENNISONDRYDEN GROWTH ALLOCATION FUND
  SHARE CLASS A         B         C         Z
    NASDAQ
    CUSIP     74437E685 74437E677 74437E669 74437E768


MF194A                                  Investment Company Act File No. 811-7343

                  THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


          Statement of Additional Information dated November   , 2004


   The Prudential Investment Portfolios, Inc. (the Company) is an open-end, management investment company consisting of six series. Three of the Company's series are diversified funds: Dryden Active Allocation Fund (Active Allocation
Fund), Jennison Growth Fund (Growth Fund) and Jennison Equity Opportunity Fund (Equity Opportunity Fund). Each of the foregoing funds will be referred to herein as a "Fund" and collectively, as the "Funds". The other three of the Company's series are non-diversified funds: JennisonDryden Conservative Allocation Fund (Conservative Allocation Portfolio), JennisonDryden Moderate Allocation Fund (Moderate Allocation Portfolio) and JennisonDryden Growth Allocation Fund (Growth Allocation Portfolio). Each of the foregoing non-diversified funds will be referred to herein as an "Asset Allocation Portfolio" and, collectively, as the "Asset Allocation Portfolios". Collectively, the Funds and the Asset Allocation Portfolios are referred to herein as the "PIP Funds".

   The investment objective of the Active Allocation Fund is to seek income and long-term growth of capital. The Active Allocation Fund seeks to achieve this objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

   The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity-related securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment.

   The investment objective of the Equity Opportunity Fund is long-term growth of capital. The Equity Opportunity Fund seeks to achieve this objective by investing primarily in common stocks of established companies with growth prospects believed by the Fund to be underappreciated by the market.

   The investment objective of the Conservative Allocation Portfolio is current income and a reasonable level of capital appreciation. The investment objective of the Moderate Allocation Portfolio is capital appreciation and a reasonable level of current income. The investment objective of the Growth Allocation Portfolio is long-term capital appreciation. Each Asset Allocation Portfolio seeks to achieve its objective by investing in a combination of mutual funds in the JennisonDryden mutual fund family (each, an Underlying Fund). Funds like the Asset Allocation Portfolios are typically referred to as "Funds of Funds" because they invest in other mutual funds. The Asset Allocation Portfolios may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

   There can be no assurance that the PIP Funds' investment objectives will be achieved. See "Description of the PIP Funds and the Underlying Funds, Their Investments and Risks".

   The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


   This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with each PIP Fund's Prospectus. The prospectus
for each of the PIP Funds is dated November   , 2004. Copies of each Prospectus
may be obtained, at no charge, from the Company upon request at the address or telephone number noted above. The PIP Funds' audited financial statements for the fiscal year ended September 30, 2004 are incorporated in this SAI by reference to the Funds' 2004 annual reports to shareholders (File No. 811-07343). You may obtain a copy of a PIP Fund's annual report at no charge by request to the Company at the address or telephone number noted above.




MF172B

                               TABLE OF CONTENTS


                                                                                   Page
                                                                                   ----
Company History................................................................... B-3
Description of the PIP Funds and the Underlying Funds, Their Investments and Risks B-3
Investment Restrictions........................................................... B-33
Management of the Company......................................................... B-36
Control Persons and Principal Holders of Securities............................... B-42
Investment Advisory and Other Services............................................ B-44
Brokerage Allocation and Other Practices.......................................... B-53
Capital Shares, Other Securities and Organization................................. B-56
Purchase, Redemption and Pricing of PIP Fund Shares............................... B-57
Shareholder Investment Account.................................................... B-67
Net Asset Value................................................................... B-69
Taxes, Dividends and Distributions................................................ B-71
Performance Information........................................................... B-77
Financial Statements.............................................................. B-78
Description of Security Ratings................................................... A-1
Appendix I--General Investment Information........................................ I-1
Appendix II--Description of Proxy Voting Policies and Recordkeeping Procedures.... II-1



--------------------------------------------------------------------------------

                                COMPANY HISTORY

   The Company was organized under the laws of Maryland on August 10, 1995 as a corporation. On May 29, 1998, the Company changed its name from Prudential Jennison Series Fund, Inc. to The Prudential Investment Portfolios, Inc. and the name of one of the Company's series was changed from Prudential Jennison Active Balanced Fund to Prudential Active Balanced Fund (Active Balanced Fund). On May 30, 2000, the Prudential Jennison Growth & Income Fund, another series of the Company, changed its name to the Prudential Jennison Equity Opportunity Fund (Equity Opportunity Fund). The name of the other existing series was Prudential Jennison Growth Fund (Growth Fund). On July 7, 2003, Active Balanced Fund, Equity Opportunity Fund and Growth Fund changed their names to Dryden Active Balanced Fund, Jennison Equity Opportunity Fund and Jennison Growth Fund, respectively. On December 8, 2003, the Dryden Active Balanced Fund changed its name to Dryden Active Allocation Fund (Active Allocation Fund). Collectively, the Active Allocation Fund, the Equity Opportunity Fund and the Growth Fund are referred to in this SAI as the "Funds" and each as a "Fund".

   On February 17, 2004, the Company created three additional series:
JennisonDryden Conservative Allocation Fund (Conservative Allocation Portfolio), JennisonDryden Moderate Allocation Fund (Moderate Allocation Portfolio) and JennisonDryden Growth Allocation Fund (Growth Allocation Portfolio). Each of these series will be referred to herein as an "Asset Allocation Portfolio" and, collectively, as the "Asset Allocation Portfolios". Collectively, the Funds and the Asset Allocation Portfolios are referred to herein as the "PIP Funds".

 DESCRIPTION OF THE PIP FUNDS AND THE UNDERLYING FUNDS, THEIR INVESTMENTS AND
                                     RISKS

   Classification. The Company is an open-end, management investment company consisting of three diversified series and three non-diversified series. Each series operates as a separate fund with its own investment objectives and policies.

   Investment Strategies, Policies and Risks. The investment objective of the Active Allocation Fund is to seek income and long-term growth of capital. The Active Allocation Fund seeks to achieve this investment objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity-related securities (such as common stock, nonconvertible preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment. The investment objective of the Equity Opportunity Fund is long-term growth of capital. The Equity Opportunity Fund seeks to achieve its objectives by investing at least 80% of its investable assets in common stocks of established companies with growth prospects believed by the Fund to be underappreciated by the market. While the principal investment policies and strategies for seeking to achieve a PIP Fund's objective are described in its Prospectus, a Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in trying to achieve its objective.

   The investment objective of the Conservative Allocation Portfolio is current income and a reasonable level of capital appreciation. The investment objective of the Moderate Allocation Portfolio is capital appreciation and a reasonable level of current income. The investment objective of the Growth Allocation Portfolio is long-term capital appreciation. Each Asset Allocation Portfolio seeks to achieve its objective by investing in a combination of mutual funds in the JennisonDryden mutual fund family (each, an Underlying Fund). Each Asset Allocation Portfolio will allocate its assets among the different Underlying Funds within predetermined ranges, which ranges can be adjusted in the discretion of the investment adviser, including as a response to changes in market conditions. However, as a general matter, there will not be large, sudden changes in the Asset Allocation Portfolios' investment allocations within the various Underlying Funds. Each Asset Allocation Portfolio may invest in one or more Underlying Funds, including the Growth Fund and the Equity Opportunity Fund. The Prospectus for the Asset Allocation Portfolios contains a current list of the JennisonDryden mutual funds that the Asset Allocation Portfolios presently consider for investment. This list may be updated from time to time to add or remove other Underlying Funds.

   The Asset Allocation Portfolios may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

   Because each Asset Allocation Portfolio will invest a substantial portion of its assets in the Underlying Funds, each Asset Allocation Portfolio's investment performance is directly related to the investment performance of the Underlying Funds in which it invests. The ability of an Asset Allocation Portfolio to realize its investment objective will depend upon the extent to which the Underlying Funds realize their respective objectives. Even though the Asset Allocation Portfolios invest primarily in the Underlying Funds, the investment results of the Asset Allocation Portfolios may be better or worse than the results of the Underlying Funds. The information provided below describes the types of instruments that one or more Underlying Funds may utilize in order to carry out its investment strategies, along with a summary of the risks presented by such instruments. Please note, however, that not every Underlying Fund is authorized under its investment objective, strategies and policies to invest its assets in each of the instruments described below. References to an Underlying Fund below with respect to each type of instrument apply only to the extent that the particular Underlying Fund is authorized to invest in the instrument, subject to any applicable limitations or restrictions. A detailed description of the types of instruments in which each Underlying Fund is permitted to invest and related risks is provided in each Underlying Fund's prospectus and SAI, which are available free of charge by calling 1-800-225-1852.

   A PIP Fund or an Underlying Fund may not succeed in achieving its investment objective and you could lose money.

   The term "investment adviser" refers, in the case of the Growth Fund and the Equity Opportunity Fund, to Jennison Associates LLC (Jennison), and in the case of the Active Allocation Fund and each of the Asset Allocation Portfolios, to Prudential Investment Management, Inc. (PIM). See "Management of the Company" below.

Equity-Related Securities

   Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts (ADRs) and American Depositary Shares (ADSs), securities of real estate investment trusts and warrants and rights exercisable for equity securities.

   ADRs and ADSs. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs or ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs or ADSs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

   Real Estate Investment Trusts. The Funds and certain Underlying Funds may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code. To qualify, a REIT must comply with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute at least 90% of its taxable income to its shareholders. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

   Warrants and Rights. The Funds and certain Underlying Funds may invest in warrants and rights. A warrant gives its holder the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, a Fund or Underlying Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

   Convertible Securities. A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a certain quantity of the common stock or other equity securities of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

   In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may invest in these types of convertible securities.

   The Growth Fund may invest in convertible securities which are rated investment grade or in unrated securities of comparable quality. The Equity Opportunity Fund may invest in convertible securities which are rated below investment grade or in unrated securities of comparable quality. The Active Allocation Fund may invest in convertible securities which are rated below investment grade or in unrated securities of comparable quality. With respect to the Asset Allocation Portfolios, certain Underlying Funds may invest in convertible securities which are rated below investment grade or in unrated securities of comparable qualities.

Corporate and Other Debt Obligations

   The Funds and certain of the Underlying Funds may invest in debt obligations of domestic and foreign issuers, including money market instruments. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Investment grade debt securities are rated within the four highest quality grades as determined by Moody's Investors Service, Inc. (Moody's) (currently Aaa, Aa, A and Baa for bonds), Standard & Poor's Ratings Services (S&P) (currently AAA, AA, A and BBB for bonds), or another nationally recognized statistical rating organization. Unrated securities may also be investment grade if, in the opinion of the investment adviser, they are of equivalent quality to those rated in the four highest quality grades. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Such lower rated securities are subject to a greater risk of loss of principal and interest. Lower rated debt securities, as well as debt securities with longer maturities, typically provide a higher return and are subject to a greater risk of loss of principal and price volatility than higher rated securities and securities with shorter maturities. See the risks described under "Lower-Rated and Unrated Debt Securities" described below.

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of bonds held by the Fund or the Underlying Fund will change, causing an increase or decrease in the net asset value of such fund. Longer-term bonds are generally more sensitive to changes in interest rates than shorter-term bonds. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall. The investment adviser will actively manage a Fund's or Underlying Fund's portfolio maturity according to its interest rate outlook and will engage in various techniques to monitor such fund's exposure to interest rate risk, including hedging transactions and swaps.

   Adjustable Rate and Floating Rate Debt Securities. The Funds and certain of the Underlying Funds are permitted to invest in adjustable rate or floating rate debt securities, including corporate securities and securities issued by U.S. Government agencies, whose interest rate is calculated by reference to a specified index such as the constant maturity Treasury rate, the T-bill rate or LIBOR (London Interbank Offered Rate) and is reset periodically. Adjustable rate securities allow the Fund or the Underlying

Fund to participate in increases in interest rates through these periodic adjustments. The value of adjustable or floating rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable or floating rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments of similar maturities. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower net asset value until the coupon rate reset to market rates.

   Money Market Instruments. The Funds and certain Underlying Funds may hold cash or invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

U.S. Government Securities

   U.S. Treasury Securities. Each PIP Fund and certain of the Underlying Funds of the Asset Allocation Portfolios are permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

   Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Each PIP Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government, except that the Equity Opportunity Fund does not intend to invest in mortgage-related securities. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a PIP Fund and an Underlying Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which a fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency and are subject to the risk of default like the obligations of private issuers. FHLMC investments may include collateralized mortgage obligations.

   Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by a PIP Fund or an Underlying Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Mortgage-Related Securities

   The Active Allocation Fund, the Growth Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages, issued by the U.S. government or an issuing agency or instrumentality which guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of a Fund's or Underlying Fund's shares. The Active Allocation Fund and certain of the Underlying Funds also may invest in mortgage-backed securities issued by private entities. Mortgage-backed securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. A Fund's and an Underlying Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

   The Active Allocation Fund and the Growth Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may invest in both adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and fixed-rate mortgage securities
(FRMs), which are collateralized by fixed-rate mortgages.

   Private mortgage-backed securities in which the Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may invest represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies.

   Private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously was customary. As new types of mortgage-backed securities are developed and offered to investors, the Active Allocation Fund, and certain of the Underlying Funds consistent with its investment objective and policies, will consider making investments in those new types of securities.

   The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

   Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund or an Underlying Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's or an Underlying Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund or an Underlying Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

   Government stripped mortgage-related interest only (IOs) and principal only
(POs) securities in which the Growth Fund, the Active Allocation Fund and certain of the Underlying Funds may invest are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund or an Underlying Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Fund or an Underlying Fund will acquire IOs and POs only if, in the opinion of such fund's investment adviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. Each Fund and Underlying Fund will treat IOs and POs that are not U.S. government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. government, the investment adviser, subject to the supervision of the Board of Directors, may determine that such securities are liquid, if it determines the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

   Investment in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in the Fund or an Underlying Fund not fully recovering its initial investment in an IO.

Collateralized Mortgage Obligations

   The Growth Fund, the Active Allocation Fund and certain of the Underlying Funds also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs), and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

   In reliance on Securities and Exchange Commission (SEC or Commission) rules and orders, a Fund's or an Underlying Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the limitations of the Investment Company Act of 1940, as amended (1940 Act), on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that
(i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (iv) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Fund or an Underlying Fund selects CMOs or REMICs that do not meet the above requirements, such fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Backed Securities

   The Active Allocation Fund and certain of the Underlying Funds may invest in asset-backed securities that represent either fractional interests or participations in pools of leases, retail installment loans or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets (such as certificates for automobile receivables) or may be unsecured (such as credit card receivable securities). Depending on the structure of the asset-backed security, monthly or quarterly payments of principal and interest or interest only are passed through or paid through to certificate holders. Asset-backed securities may be guaranteed up to certain amounts by guarantees, insurance or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool.

   Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. On the other hand, asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities often do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.

   Unlike traditional fixed-income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund or an Underlying Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund or an Underlying Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Fund or an Underlying Fund may invest in other asset-backed securities that may be developed in the future.

   The Active Allocation Fund is also permitted to invest up to 15% of its net assets plus any borrowings for investment purposes (investable assets) in credit-related asset-backed securities. Certain Underlying Funds of the Asset Allocation Portfolios may also invest in credit-related asset-backed securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including, in some cases, junk bonds. See the risks described under "Lower-Rated and Unrated Debt Securities" described below.

   These asset-backed securities often have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Fund or Underlying Fund bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

   Types of Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund and those Underlying Funds that benefit from credit enhancement will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Collateralized Debt Obligations (CDOs)

   The Active Allocation Fund may invest up to 5% of its investable assets in collateralized debt obligations (CDOs). Certain Underlying Funds of the Asset Allocation Portfolios may also invest in CDOs. In a typical CDO investment, the Fund or Underlying Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures and swaps (including credit default swaps). The cash flows generated by the collateral are used to pay interest and principal to the Fund or Underlying Fund.

   The portfolio underlying the CDO security is subject to investment guidelines. However, if the Fund or Underlying Fund invests in a CDO, it cannot monitor the underlying obligations of the CDO and is subject to the risk that the CDO's underlying obligations may not be authorized investments for the Fund or Underlying Fund.

   In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as price volatility. The market value of the underlying securities at any time will vary, and may vary substantially, from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition of the underlying securities, or in the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to the Fund or Underlying Fund.

   The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund or Underlying Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

Credit-Linked Securities

   The Active Allocation Fund may invest up to 15% of its investable assets in credit-linked securities. Certain Underlying Funds of the Asset Allocation Portfolios may also invest in credit-linked securities. Credit-linked securities are securities with one or more embedded credit default swaps on corporate credits, which allow issuers of the securities to transfer the specific credit risk of the asset referenced in the credit default swaps(s) to credit investors. Credit-linked securities are structured so that the coupon or price of a credit-linked security is linked to the performance of the reference asset or assets and the principal or coupon on the security is paid or repaid contingent on the occurrence of a specified credit event or at maturity.

   Credit-linked securities are typically privately negotiated transactions between two or more parties. The Fund or Underlying Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Fund or Underlying Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

   Credit-linked securities are also subject to the credit risk of the referenced corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund's or Underlying Fund's principal investment would be reduced by the corresponding face value of the defaulted security.

   The market for credit-linked securities is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.

   See "Swap Transactions" below for a description of additional risks associated with credit default swaps.

Custodial Receipts

   The Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities.

   There are a number of risks associated with investments in custodial receipts. Although typically under the terms of a custodial receipt, the Fund or an Underlying Fund is authorized to assert its rights directly against the issuer of the underlying obligation or the Fund or an Underlying Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund or an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if such fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Liquidity Puts

   The Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

   Consistent with their respective investment objectives, the Active Allocation Fund and certain of the Underlying Funds may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund or an Underlying Fund will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund or Underlying Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the investment adviser for the Fund or an Underlying Fund revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the Fund's or an Underlying Fund's investment adviser considers, among other things, the amount of cash available to such fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in such fund.

   These instruments are not deemed to be "put options" for purposes of the investment restriction of the Active Allocation Fund and the following Underlying Funds: the Jennison International Growth Fund, the Dryden Ultra Short Bond Fund and the Dryden Short-Term Corporate Bond Fund.

Lower-Rated and Unrated Debt Securities

   The Active Allocation Fund and the Equity Opportunity Fund may invest, to a limited extent, in lower-rated and unrated debt securities. Also, certain of the Underlying Funds of the Asset Allocation Portfolios may invest, in varying degrees, in lower-rated and unrated debt securities. Non-investment-grade fixed-income securities are rated lower than Baa by Moody's (or the equivalent rating or, if not rated, determined by the investment adviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. The Active Allocation Fund is not authorized to invest in excess of 20% of such fund's total assets in non-investment-grade fixed-income securities. The Equity Opportunity Fund may not invest more than 10% of its net assets in non-investment-grade fixed-income securities. With respect to the other Underlying Funds of the Asset Allocation Portfolios that specifically permit such investments, their respective limits on investing in non-investment grade fixed-income securities range from not more than 10% of total assets to 80% of total assets.

   Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. An investment adviser considers both credit risk and market risk in making investment decisions for a Fund or an Underlying Fund.

   Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's or an Underlying Fund's net asset value.

   Lower-rated fixed-income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund or an Underlying Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed-income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund or an Underlying Fund may decline proportionately more than a fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If a Fund or an Underlying Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund or an Underlying Fund and increasing the exposure of such fund to the risks of lower-rated securities.

Foreign Securities

   Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios are permitted to invest in foreign corporate and government securities. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

   A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

Risk Factors and Special Considerations of Investing in Foreign Securities

   Foreign securities involve certain risks, which should be considered carefully by an investor in a Fund or an Asset Allocation Portfolio. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possible imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

   Additional costs could be incurred in connection with the Funds' and certain of the Underlying Funds' international investment activities. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

   If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' and certain of the Underlying Funds' securities denominated in that currency. Such changes also will affect the Funds' and Underlying Funds' income and distributions to shareholders. In addition, although a Fund or Underlying Fund will receive income in such currencies, such fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Fund's or Underlying Fund's income has been accrued and translated into U.S. dollars, such fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income such fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund or Underlying Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. A Fund or Underlying Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by such fund; and protecting the U.S. dollar value of such securities which are held by such fund.

Special Risks of Emerging Markets and Developing Countries

   Shareholders should be aware that investing in the equity markets of developing countries, whether by investing in a Fund or an Underlying Fund (by virtue of investing in an Asset Allocation Portfolio) involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

Special Considerations of Investing in Euro-Denominated Securities


   The adoption by the participating member states of the euro beginning January 1, 2002 has eliminated the substantial currency risk among participating member states that formerly used a currency unique to each member, and will likely affect the investment process and considerations of the investment adviser of the Funds or certain of the Underlying Funds of the Asset Allocation Portfolios. To the extent a Fund or an Underlying Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, such fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.


   The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and changes in behavior of investors, all of which will impact a Fund's or an Underlying Fund's investments.

Risk Management and Return Enhancement Strategies

   Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios also may engage in various strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. A Fund, and thus its investors, and an Underlying Fund, and thus the investors in an Asset Allocation Portfolio, may lose money if such fund is unsuccessful in its use of these strategies. These strategies currently include the use of options, foreign currency forward contracts and futures contracts, and options thereon. The Active Allocation Fund and certain of the Underlying Funds also may purchase and sell currency spot contracts and enter into swaps and options on swaps. A Fund's or an Underlying Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. The investment advisers do not intend to use all of these instruments or strategies to the full extent permitted unless it is believed that doing so will help such fund achieve its objectives. New financial products and risk management techniques continue to be developed and a Fund or an Underlying Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies.

Options on Securities

   Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may purchase and write (that is, sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund or an Underlying Fund will generally write put options when its investment adviser desires to invest in the underlying security, to enhance return or to protect against adverse price fluctuations in securities in such fund's portfolio. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   An option is covered if, in the case of a call option written by a Fund or an Underlying Fund, such fund (i) owns the underlying securities subject to the option, (ii) owns an option to purchase the underlying securities having a strike price equal to or less than the strike price of the call option written and an expiration date not earlier than the expiration date of the call option written or (iii) maintains with its custodian for the term of the option a segregated account consisting of cash or liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities. With respect to a put written by a Fund or an Underlying Fund, the put would be covered if such fund segregated cash or liquid assets equivalent to the amount, if any, that the put is in-the-money.

   If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

   A Fund or an Underlying Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund or an Underlying Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund or Underlying Fund holds the underlying security by appreciation of the underlying security owned by such fund.

   A Fund or an Underlying Fund may also purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund or Underlying Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund or Underlying Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund or Underlying Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes, as described below.

Options on Securities Indexes

   In addition to options on securities, each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indexes are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

   The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund or an Underlying Fund has other liquid assets that are sufficient to satisfy the exercise of a call, such fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

   Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund or an Underlying Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund or an Underlying Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Risks of Transactions in Options

   An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund or an Underlying Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund or Underlying Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund or an Underlying Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund and some of the Underlying Fund intend to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

Risks of Options on Indexes

   A Fund's or an Underlying Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options". In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

   Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund or an Underlying Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to such fund. It is the policy of each Fund and certain Underlying Funds to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

   The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund and certain Underlying Funds will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

Special Risks of Writing Calls on Indexes

   Because exercises of index options are settled in cash, a call writer such as a Fund or an Underlying Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund and certain Underlying Funds will write call options on indexes only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options."

   Price movements in a Fund's or an Underlying Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, such fund bears the risk that the price of the securities held by the Fund or Underlying Fund may not increase as much as the index. In such event, the Fund or Underlying Fund would bear a loss on the call which is not completely offset by movements in the price of its portfolio. It is also possible that the index may rise when a Fund's or an Underlying Fund's portfolio of stocks does not rise. If this occurred, the Fund or Underlying Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund and a majority of the Underlying Funds in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

   Unless a Fund or an Underlying Fund has other liquid assets which are sufficient to satisfy the exercise of a call, such fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund or an Underlying Fund fails to anticipate an exercise, it may have to borrow from a bank in amounts not exceeding 33 1/3% (and 20% in the case of two Underlying Funds, i.e., the Dryden High Yield Fund and the Dryden Government Income Fund) of the Fund's or the Underlying Fund's total assets pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

   When a Fund or an Underlying Fund has written a call, there is also a risk that the market may decline between the time the Fund or Underlying Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such fund is able to sell stocks in its portfolio. As with stock options, a Fund or an Underlying Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Fund or an Underlying Fund would be able to deliver the underlying securities in settlement, a Fund or an Underlying Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund or an Underlying Fund has written is "covered" by an index call held by such fund with the same strike price, the Fund or Underlying Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund or Underlying Fund exercises the call it holds or the time the Fund or Underlying Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

   If a Fund or an Underlying Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund or Underlying Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund or an Underlying Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Risks Related to Foreign Currency Forward Contracts

   Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may enter into foreign currency forward contracts in several circumstances. When a Fund or an Underlying Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund or an Underlying Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, it may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund or an Underlying Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund and certain Underlying Funds may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Fund or Underlying Fund enters into a hedging transaction as described above, the transaction will be "covered" by the position being hedged, or such fund's Custodian will segregate cash or other liquid assets in an amount equal to the value of the Fund's or Underlying Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of the covering positions, if any). The assets segregated will be marked-to-market daily, and if the value of the assets segregated declines, additional cash or other liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's or Underlying Fund's net commitments with respect to such contracts.

   A Fund and the Underlying Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund or an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that a Fund or an Underlying Fund is obligated to deliver, then it would be necessary for such fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

   If a Fund or an Underlying Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between a Fund's or Underlying Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund or Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   Each Fund's or Underlying Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, a Fund or Underlying Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund's or an Underlying Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

   Although a Fund or an Underlying Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund or an Underlying Fund at one rate, while offering a lesser rate of exchange should such fund desire to resell that currency to the dealer.

Foreign Currency Strategies--Special Considerations

   The Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may use options on foreign currencies, futures on foreign currencies, foreign currency exchange swaps, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which such fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund or Underlying Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

   The Fund or Underlying Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund or Underlying Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Fund's or Underlying Fund's investment adviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

   The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Fund or an Underlying Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

   Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund or Underlying Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Futures Contracts

   As a purchaser of a futures contract, a Fund or Underlying Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, a Fund or an Underlying Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Equity Opportunity Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may purchase futures contracts on debt securities, including U.S. government securities, aggregates of debt securities, stock indexes and foreign currencies. The Growth Fund and certain of the Underlying Funds may purchase futures contracts on stock indexes and foreign currencies. The Active Allocation Fund and certain of the Underlying Funds may purchase futures contracts on equity and debt securities, foreign currencies, stock indexes and interest rate indexes and options thereon.

   A Fund or an Underlying Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's or Underlying Fund's portfolio securities may fall, such fund may sell a futures contract. If declining interest rates are anticipated, a Fund or an Underlying Fund may purchase a futures contract to protect against a potential increase in the price of securities such fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund or an Underlying Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund or an Underlying Fund will be able to enter into a closing transaction.

   When a Fund or an Underlying Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to a Fund or an Underlying Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and a Fund or an Underlying Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

Risks of Transactions in Futures Contracts

   There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction.

   Although a Fund and most Underlying Funds will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund or Underlying Fund could not close a futures position and the value of such position declined, such fund would be required to continue to make daily cash payments of variation margin. Currently, index futures contracts are available on various U.S. and foreign securities indexes.

   Successful use of futures contracts by a Fund or Underlying Fund is also subject to the ability of the investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If a Fund or an Underlying Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund or Underlying Fund may have to sell securities at a time when it is disadvantageous to do so.

   The hours of trading of futures contracts may not conform to the hours during which a Fund or Underlying Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Options on Futures Contracts

   An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indexes, options are traded on futures contracts for various U.S. and foreign stock indexes, including the S&P 500 Index and the NYSE Composite Index.

   The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options

   Each Fund and certain Underlying Funds of the Asset Allocation Portfolios may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as a fund is obligated as a writer. A Fund or Underlying Fund will write put options on stock indexes and foreign currencies only if they are covered by designating as segregated with its Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts.

   Each Fund intends to limit its futures-related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the Commodity Futures Trading Commission (the "CFTC"). Each Fund will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule 1.3 (z)):

   (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or

  (ii) the aggregate "notional value" (i.e., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that the Fund has entered into does not exceed the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into (the foregoing alternative limits being the "Alternative Commodity Trading Limits").

   With respect to the Funds, neither the Growth Fund nor the Equity Opportunity Fund intends to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets. With respect to the Underlying Funds, their respective limitations on the amount of aggregate premiums to be paid for such options range from 5% to 20% of total assets.

   Except as described below, a Fund and certain Underlying Funds will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund or an Underlying Fund writes a call option on a broadly-based stock market index, it will designate as segregated on its records or with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the Fund's or Underlying Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

   If a Fund or an Underlying Fund has written an option on an industry or market segment index, it will segregate on its records or with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities", all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's or Underlying Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund or Underlying Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund or an Underlying Fund writes a call on an index which is in-the-money at the time the call is written, it will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's or Underlying Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on Nasdaq against which the Fund or Underlying Fund has not written a stock call option and which has not been hedged by such fund by the sale of stock index futures. However, if a Fund or an Underlying Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by such fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

   Position Limits. As described above the Funds' and Underlying Funds' futures-related investment activity will be limited in accordance with one (or both) of the Alternative Commodity Trading Limits. In addition, transactions by a Fund or an Underlying Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund or an Underlying Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks of Risk Management and Return Enhancement Strategies

   Participation in the options or futures markets and in currency exchange and swap transactions involves investment risks and transaction costs to which the Funds or Underlying Funds would not be subject absent the use of these strategies. A Fund and thus its investors, and an Underlying Fund, and thus investors in an Asset Allocation Portfolio, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund or an Underlying Fund may leave that fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund or an Underlying Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund or an Underlying Fund to sell a portfolio security at a disadvantageous time, due to the need to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Taxes, Dividends and Distributions".

   The Funds or Underlying Funds will generally purchase options and futures on an exchange only if there appears to be a liquid or active secondary market for such options or futures; the Funds or Underlying Funds will generally purchase OTC options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid or active secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close out an option or futures transaction. The inability to close out options and futures positions also could have an adverse impact on a Fund's or an Underlying Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund or an Underlying Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom such fund has an open position in an option, a futures contract or related option.

Swap Transactions

   Some of the Funds and certain of the Underlying Funds of the Asset Allocation Portfolios may enter into swaps, including equity swaps. In an equity swap, payments on one or both sides of the transaction are linked to the performance of equities or an equity index. Equity swaps are normally used to
(1) initiate and maintain cross-border equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

   The Active Allocation Fund and certain of the Underlying Funds may also enter into other types of swap transactions, including interest rate, total return and index, credit default and currency exchange swap agreements. In addition, the Fund or Underlying Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund or Underlying Fund than if such fund had invested directly in an instrument that yielded that desired return. Investment in each type of swap transaction is limited to 15% of the Active Allocation Fund's investable assets and, with respect to the Asset Allocation Portfolios, certain Underlying Funds have a percentage limitation ranging from no more than 5% of its investable assets to no more than 15% of such assets.

   Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on, or calculated with respect to, particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a notional amount, that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index or other investments or instruments.

   Most swap agreements entered into by the Fund or Underlying Fund would calculate the obligations of the parties to the agreement on a net basis. Consequently the Fund's or Underlying Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Fund's or Underlying Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to such fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

   To the extent that the Fund or Underlying Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's or Underlying Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund or Underlying Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund or Underlying Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund or Underlying Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund or Underlying Fund will enter into swaps only with parties meeting creditworthiness standards approved by such fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

   For purposes of applying the Fund's or Underlying Fund's investment policies and restrictions (as stated in the prospectus and SAI), swap agreements are generally valued by the Fund or Underlying Fund at market value. In the case of a credit default swap sold by the Fund or Underlying Fund (i.e., where such fund is selling credit default protection), however, the Fund or Underlying Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund or Underlying Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

   Whether the Fund's or Underlying Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, although the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation, to some extent increasing the liquidity of the swap market, the Fund or Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

   The Fund or Underlying Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's or Underlying Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund or Underlying Fund by the Internal Revenue Code may limit such fund's ability to use swap agreements.

   The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's or Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Depending on the terms of the particular option agreement, the Fund or Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund or Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund or Underlying Fund writes a swap option, upon exercise of the option the Fund or Underlying Fund will become obligated according to the terms of the underlying agreement.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible contract participants, which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

   Interest Rate Swap Transactions. The Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund or Underlying Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund or the Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund or the Underlying Fund anticipates purchasing at a later date. The Fund or Underlying Fund may enter into interest rate swaps for credit enhancement or to hedge its portfolio.

   The Fund or the Underlying Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund or Underlying Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's or the Underlying Fund's risk of loss consists of the net amount of interest payments that such fund is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund or Underlying Fund would diminish compared to what it would have been if this investment technique was never used.

   The Fund or the Underlying Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund or Underlying Fund anticipates buying. If the Fund or Underlying Fund purchases an interest rate swap to hedge against a change in an interest rate of a security such fund anticipates buying, and such interest rate changes unfavorably for such fund, then the Fund or Underlying Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

   The Fund or Underlying Fund may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

   Credit Default Swap Transactions. The Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may enter into credit default swap transactions. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or par value, of the reference obligation in exchange for the reference obligation. The Fund or Underlying Fund may be either the buyer or seller in a credit default swap transaction. If the Fund or Underlying Fund is a buyer and no event of default occurs, such fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund or Underlying Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund or Underlying Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund or Underlying Fund had invested in the reference obligation directly.

   The Fund or the Underlying Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which case the Fund or Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

   Total Return & Index Swaps. The Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund or Underlying Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, the Fund or Underlying Fund can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the Fund or Underlying Fund receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the 3-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide the Fund or Underlying Fund with the opportunity to actively manage the cash maintained by such fund as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

   Currency Exchange Swaps. The Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may enter into currency exchange swaps. Currency exchange swaps may be used to exchange the returns (or differentials in rates of return) earned or realized on a particular foreign currency. The ability to enter into this type of swap transaction would be limited to the Fund's or Underlying Fund's ability to invest in foreign currency-denominated securities.

   Swap Option Agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Active Allocation Fund and certain of the Underlying Funds may write (sell) and purchase put and call swap options.

   For additional risks related to Swap Transactions, see "Risks of Risk Management and Return Enhancement Strategies".

Short Sales

   Each of the Funds and certain of the Underlying Funds of the Asset Allocation Portfolios, may sell a security it does not own (i.e., make short sales) in anticipation of a decline in the market value of that security. Generally, to complete the transaction, the Fund or Underlying Fund will borrow the security to make delivery to the buyer. The Fund or Underlying Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by such fund. Until the security is replaced, the Fund or Underlying Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund or Underlying Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sales will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund or Underlying Fund replaces the borrowed security, it will (1), designate as segregated on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position. Up to 25% of the net assets of the Growth Fund and the Equity Opportunity Fund, and up to 5% of the total assets of the Active Allocation Fund may be subject to short sales. With respect to the Underlying Funds of the Asset Allocation Portfolios, the respective limitations on the amount of assets that may be subject to short sales range from 10% to 25% of total assets.

   The Fund or Underlying Fund will incur a loss as a result of the short sale if the price of the security borrowed increases between the date of the short sale and the date on which such fund replaces the borrowed security. The Fund or Underlying Fund will realize a gain if the security borrowed declines in price between those dates. The result is the opposite of what would occur from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sales.


   Each Fund may also allocate up to 25% of its net assets to engaging in short sales against the box. With respect to certain of the Underlying Funds of the Asset Allocation Portfolios, the limitations on the amount of assets that may be engaged in short sales against the box range from 10% to 25% of total assets. A short sale against the box is a short sale in which the Fund or Underlying Fund owns an equal amount of the securities sold short, or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund's or Underlying Fund's records or with its Custodian.

Repurchase Agreements

   Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date usually is within a day or two of the original purchase, although it may extend over a number of months. The Fund's or Underlying Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund or Underlying Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund or Underlying Fund will suffer a loss.

   A Fund or an Underlying Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, a Fund or an Underlying Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund or Underlying Fund will suffer a loss.

   Each Fund and Underlying Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund or Underlying Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund and Underlying Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Forward Rolls, Dollar Rolls and Reverse Repurchase Agreements

   The Active Allocation Fund may commit up to 33 1/3% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. Also, certain Underlying Funds of the Asset Allocation Portfolios may commit their assets to such investment techniques, with limitations up to 33 1/3% of total assets of a given fund. A forward roll is a transaction in which a Fund or Underlying Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls". In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the Fund or Underlying Fund forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

   Reverse repurchase agreements involve sales by the Fund or Underlying Fund of portfolio securities to a financial institution concurrently with an agreement by such fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund or Underlying Fund continues to receive principal and interest payments on these securities.

   Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Fund or Underlying Fund with the proceeds of the initial sale may decline below the price of the securities the Fund or Underlying Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Fund's or Underlying Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce such fund's obligations to repurchase the securities. The staff of the Commission has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings. The Company expects that under normal conditions most of the borrowings of a Fund and certain Underlying Funds will consist of such investment techniques rather than bank borrowings.

   The Active Allocation Fund and certain Underlying Funds may enter into reverse repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the investment adviser. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Active Allocation Fund or Underlying Fund may decline below the price of the securities it has sold but is obligated to repurchase.

Lending of Securities

   Consistent with applicable regulatory requirements, a Fund and each of the Underlying Funds of the Asset Allocation Portfolios may lend its portfolio securities to brokers, dealers and financial institutions. Such loans can be made provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of a fund's total assets (30% to 33 1/3% of total assets for the Underlying Funds). Also, such loans are callable at any time by the Fund or Underlying Fund and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the Fund equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund or Underlying Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

   A loan may be terminated by a Fund or an Underlying Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund or Underlying Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the affected fund's Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund or Underlying Fund, and any gain or loss in the market price during the loan would inure to that fund.

   Since voting or consent rights that accompany loaned securities pass to the borrower, a Fund or an Underlying Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's or Underlying Funds investment in the securities that are the subject of the loan. A Fund or an Underlying Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Borrowing

   Each Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of the borrowing). With respect to the Asset Allocation Portfolios, the Underlying Funds may each borrow money, with varying limitations ranging from 20% to 33 1/3% of the value of the Underlying Fund's total assets. The Active Allocation Fund and certain of the Underlying Funds also may borrow through forward rolls, dollar rolls or through reverse repurchase agreements, and also to take advantage of investment opportunities. If a Fund's or an Underlying Fund's asset coverage for borrowings falls below 300%, the Fund or Underlying Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund or Underlying Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. No Fund or Underlying Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board of Directors of such fund.

   Borrowing for investment purposes is generally known as "leveraging". Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's or an Underlying Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, a Fund or an Underlying Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

   Each Fund and each Underlying Fund may hold up to 15% of its net assets in illiquid securities. If a Fund or an Underlying Fund were to exceed its limit, the investment adviser would take prompt action to reduce the Fund's or Underlying Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets (either within or outside of the United States). Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

   Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund also might have to register such restricted securities to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

   Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

   Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors of a particular fund. The Funds' and the Underlying Funds' investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Each investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on
Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

   The staff of the Commission has taken the position, which the Funds and Underlying Funds will follow, that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund or Underlying Fund and the counterparty have provided for the Fund or Underlying Fund, at such fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund or Underlying Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow such fund to treat the securities used as "cover" as liquid.

Securities of Other Investment Companies

   Each Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. Most of the Underlying Funds may invest up to 10% of their respective total assets in securities of other non-affiliated investment companies. If a Fund or an Underlying Fund does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees. In addition, each Fund may purchase shares of affiliated investment companies in amounts up to 25% of its total assets and the Underlying Funds may purchase shares of affiliated investment companies in varying percentages of their respective total assets. The Asset Allocation Portfolios will invest all or nearly all of their assets in securities of affiliated investment companies without limit. The Active Allocation Fund and certain of the Underlying Funds may also invest in shares of exchange-traded funds. Notwithstanding the foregoing, an Underlying Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of section 12(d)(1) of the 1940 Act. This prohibits an Underlying Fund from purchasing shares of a fund structured as a "fund of funds". See "Investment Restrictions" below.

Segregated Assets

   When a Fund, an Asset Allocation Portfolio or an Underlying Fund of the Asset Allocation Portfolios is required to segregate assets in connection with certain portfolio transactions, it will designate as segregated with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, dollar roll transactions, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

When-Issued and Delayed Delivery Securities

   Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. The Fund's or Underlying Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's or Underlying Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's or Underlying Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of its net asset value.

Additional Instruments the Underlying Funds May Invest In

   Certain of the Underlying Funds of the Asset Allocation Portfolios may invest in instruments in addition to those already described. Not every Underlying Fund is authorized under its investment objectives, strategies and policies to invest its assets in each of the instruments described below. This section briefly identifies such additional instruments. A complete description of the types of instruments and related risks is provided in each Underlying Fund's prospectus, which are available free of charge by calling 1-800-225-1852.

   Structured Notes. Certain Underlying Funds may invest in structured notes. The values of structured notes are linked to currencies, other securities or security indices, interest rates, commodities, indices or other financial indicators (reference instruments). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

   Municipal Securities. Certain Underlying Funds may invest in municipal bonds, including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Certain Underlying Funds may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes.

   Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

   Brady Bonds. Certain Underlying Funds are permitted to invest in debt obligations commonly known as Brady Bonds which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Plan debt restructurings have been implemented or will be implemented in a number of countries.

   Brady Bonds do not have a long payment history. They may be collateralized or uncollateralized, are issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds and therefore are to be viewed as speculative.

   Bank Debt. Certain Underlying Funds may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders), including banks. The Fund's investment may be in the form of participations in loans (Participations).

   Participations differ from the public and private debt securities typically held by the Underlying Fund. In Participations, the Underlying Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Underlying Fund has the right to receive payment of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Underlying Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Underlying Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

   Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the Underlying Fund may have difficulty disposing of Participations. Because the market for such instruments is not highly liquid, the Underlying Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market for loans may have an adverse impact on the value of such instruments and will have an adverse impact on the Underlying Fund's ability to dispose of particular loans in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Participations also may make it more difficult for the Underlying Fund to assign a value to those securities when valuing the Underlying Fund's securities and calculating its net asset value.

   Variable Rate Demand Obligations. Certain Underlying Funds may invest in variable rate demand obligations (VRDOs) and VRDOs in the form of participation interests (Participating VRDOs) in variable rate tax-exempt obligations held by financial institutions. The VRDOs in which the Underlying Fund may invest are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder to receive payment of the unpaid principal plus accrued interest on a short notice period. Participating VRDOs provide the Underlying Fund with a specified undivided interest (up to 100%) of the underlying obligations and the right to demand payment of the unpaid principal plus accrued interest on the Participating VRDOs from the financial institution on a short notice period. There is a possibility, because of default or insolvency, that the demand features of VRDOs or Participating VRDOs may not be honored.

   Floating Rate and Variable Rate Municipal Securities; Inverse
Floaters. Certain Underlying Funds are permitted to invest in floating rate and variable rate municipal securities, including participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Underlying Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Underlying Fund paid for them.

   An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities.

   Caps and Floors. Certain Underlying Funds may engage in the purchase or sale of interest rate caps and floors. Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above
(Cap) or below (Floor) a certain level in return for a fee from the other party.

Temporary Defensive Strategy and Short-Term Investments

   When adverse market or economic conditions dictate a defensive strategy, each Fund, each Asset Allocation Portfolio and most of the Underlying Funds may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, foreign government securities, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

   Each Fund, each Asset Allocation Portfolio and certain Underlying Funds also may temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of shares, or to meet ordinary daily cash needs.

Portfolio Turnover

   As a result of the investment policies described above, each Fund, Asset Allocation Portfolio and Underlying Fund may engage in a substantial number of portfolio transactions. With respect to the Funds, the Growth Fund's portfolio turnover rate is not expected to exceed 100%, and neither the Active Allocation Fund's nor the Equity Opportunity Fund's portfolio turnover rate is expected to exceed 200%. The portfolio turnover rate generally is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions".

   The turnover rate for each Asset Allocation Portfolio is calculated by dividing the lesser of portfolio purchases or sales, i.e., the Underlying Funds and cash instruments (excluding all securities whose maturities or expiration date at acquisition were one year or less), by the monthly average of the value of the portfolio. The turnover rate for each Asset Allocation Portfolio is not expected to exceed 100% annually, although it may be higher during periods of market volatility. The Asset Allocation Portfolios indirectly bear their proportionate share of the expenses associated with portfolio turnover of the Underlying Funds, a number of which have historically had fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses, including brokerage commissions or other transaction costs, which are borne directly by an Underlying Fund. Shareholders in the Asset Allocation Portfolios may also bear expenses directly or indirectly through sales of securities, including shares of the Underlying Funds, which result in realization of ordinary income or taxable gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).



   The portfolio turnover rates for the Funds for the fiscal years ended September 30, 2004 and 2003 were as follows:



Fund                                                              2004 2003
----                                                              ---- ----
Active Allocation Fund...........................................      212%
Equity Opportunity Fund..........................................      115%
Growth Fund......................................................       64%
Conservative Allocation Portfolio................................       N/A
Moderate Allocation Portfolio....................................       N/A
Growth Allocation Portfolio......................................       N/A



   The Active Allocation Fund's high portfolio turnover rate was primarily the result of the inclusion of dollar roll transactions in the calculation. The Equity Opportunity Fund's high portfolio turnover rate was primarily the result of both the rebalancing of current security holdings due to market appreciation and depreciation and cash inflows and outflows and the execution of securities transactions in accordance with the Equity Opportunity Fund's investment strategies.




Target Allocation Models for the Asset Allocation Portfolios


   The Asset Allocation Portfolios will seek to achieve their investment objectives through investment in Underlying Funds within certain ranges as described in the Portfolios' Prospectus. The Manager will evaluate the allocations to each Underlying Fund and will change the mix of Underlying Funds as necessary to maintain an approximate percentage of each Portfolio's assets allocated to the Manager's targets. For the fiscal period ended September 30, 2004, the asset allocation targets were as follows:



Asset Class Target Allocations:



                                     CONSERVATIVE  MODERATE    GROWTH
         ASSET CLASS                  ALLOCATION  ALLOCATION ALLOCATION
         -----------                 ------------ ---------- ----------
         Large Cap Core Funds*......
         U.S. Large Cap Growth Funds
         U.S. Large Cap Value Funds.
         Small to Mid Funds.........
         International Equity Funds.
         TOTAL EQUITY FUNDS.........
         High Yield Funds...........
         IT Gov Bond Funds..........
         ST Bond Funds..............
         Ultra Short Bond Funds.....
         TOTAL FIXED INCOME FUNDS...
         GRAND TOTAL................

----------
*  Core funds are funds that pursue a hybrid of a growth and a value strategy.

                            INVESTMENT RESTRICTIONS

   Set forth below are the fundamental policies of the Funds and the fundamental policies of the Asset Allocation Portfolios (collectively, the "PIP Funds"). Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the applicable PIP Fund's outstanding voting securities. A "majority of a PIP Fund's outstanding voting securities", when used in this SAI, means with respect to each PIP Fund, the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

Each Fund may not:

   1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

   2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

   3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

   4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

   5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

   6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   Each Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

   For purposes of Investment Restriction 1, a Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

   Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Each Asset Allocation Portfolio may not:

   1. Issue senior securities or borrow money or pledge its assets, except as permitted by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Portfolio to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

   2. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

   3. Buy or sell physical commodities or contracts involving physical commodities. The Portfolio may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Portfolio may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Portfolio's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

   4. Purchase any security if as a result 25% or more of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

   5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolio may purchase restricted securities without limit.

   6. The Portfolio may make loans, including loans of assets of the Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Portfolio's investment objective.

   Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Portfolio's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Portfolio's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

   For a description of the fundamental investment restrictions of the Underlying Funds, please see each Underlying Fund's Statement of Additional Information, which are available free of charge by telephoning (800) 225-1852.

   Although not fundamental, the PIP Funds have the following additional investment restrictions:

   Each Fund may not:

   1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.


   2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that the Active Allocation Fund may have up to 5% of its total assets allocated to uncovered short sales. Short sales "against the box" are not subject to this limitation.


   3. Make investments for the purpose of exercising control or management.

   4. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition. Each Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

   5. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs. (This restriction does not apply to the Active Allocation Fund.)

   6. Purchase more than 10% of all outstanding voting securities of any one issuer.

   7. Notwithstanding Investment Restriction 4 above, so long as a Fund is also an Underlying Fund for an Asset Allocation Portfolio, it may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

   The Equity Opportunity Fund will provide 60 days' prior written notice to shareholders of a change in the Equity Opportunity Fund's non-fundamental policy of investing at least 80% of its investable assets in the type of investments suggested by its name.

   In addition to the foregoing fundamental restrictions, each Asset Allocation Portfolio operates under the following non-fundamental policies, which may be changed by the Board without shareholder approval:

   Each Asset Allocation Portfolio may invest up to 100% of its respective total assets in shares of affiliated mutual funds in accordance with its investment objective and policies.

   Notwithstanding any other investment policy or restriction, each Portfolio may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the respective Portfolio.

   Notwithstanding the foregoing fundamental and non-fundamental investment restrictions of the Asset Allocation Portfolios, the Underlying Funds in which the Asset Allocation Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above and which may permit an Asset Allocation Portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Fund are located in the SAI of that Underlying Fund, which can be obtained by calling (800) 225-1852.

                           MANAGEMENT OF THE COMPANY

                             Independent Directors

   Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be "interested persons" of the PIP Funds (as defined in the 1940 Act), are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the PIP Funds are referred to as "Interested Directors." "Fund Complex" consists of the PIP Funds and any other investment companies managed by Prudential Investments LLC (PI).


                                                                               Number of
                                         Term of                             Portfolios in
                             Position Office*** and                          Fund Complex+
                             with the Length of Time Principal Occupations     Overseen        Other Directorships Held by
Name, Address** and Age      Company      Served     During Past Five Years   by Director           the Director****
-----------------------      -------- -------------- ----------------------  ------------- -----------------------------------
David E. A. Carson (70)      Director   Since 2003   Director (January 2000       90       Director of United Illuminating
                                                     to May 2000), Chairman                and UIL Holdings,
                                                     (January 1999 to                      (Utility company) since 1993.
                                                     December 1999),
                                                     Chairman and Chief
                                                     Executive Officer
                                                     (January 1998 to
                                                     December 1998) and
                                                     President, Chairman
                                                     and Chief Executive
                                                     Officer of People's
                                                     Bank (1983-1997).

Robert E. La Blanc (70)      Director   Since 2003   President (since 1981)       98       Director of Storage Technology
                                                     of Robert E. La Blanc                 Corporation (technology) (since
                                                     Associates, Inc.                      1979), Chartered Semiconductor
                                                     (telecommunications);                 Manufacturing, Ltd. (since
                                                     formerly General                      1998), Titan Corporation
                                                     Partner at Salomon                    (electronics) (since 1995),
                                                     Brothers and                          Computer Associates
                                                     Vice-Chairman of                      International, Inc. (since 2002)
                                                     Continental Telecom,                  (software company); FiberNet
                                                     Trustee of Manhattan                  Telecom Group, Inc. (since
                                                     College.                              2003) (telecom company)
                                                                                           Director (since April 1999) of
                                                                                           The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65) Director   Since 1996   Chairman (since              91       Director of Gannett Co., Inc.,
                                                     February 2001), Chief                 Director of Continental Airlines,
                                                     Executive Officer                     Inc., (since May 1993), Director of
                                                     (since June 2000) and                 Lockheed Martin Corp. (aerospace
                                                     President (since                      and defense) (since May 2001);
                                                     September 1997) of                    Director of The High Yield Plus
                                                     Gannett Co. Inc.                      Fund, Inc. (since 1996).
                                                     (publishing and
                                                     media); formerly Vice
                                                     Chairman (March
                                                     1984-May 2000) of
                                                     Gannett Co. Inc.

Richard A. Redeker (61)      Director   Since 1995   Management Consultant;       92       None
                                                     formerly employee of
                                                     Prudential Investments
                                                     (October 1996-December
                                                     1998); Director of
                                                     Invesmart, Inc. (since
                                                     2001) and Director of
                                                     Penn Tank Lines, Inc.
                                                     (since 1999).

Robin B. Smith (65)          Director   Since 1995   Chairman of the Board        97       Director of BellSouth
                                                     (since January 2003)                  Corporation (since 1992).
                                                     of Publishers Clearing
                                                     House (direct
                                                     marketing), formerly
                                                     Chairman and Chief
                                                     Executive Officer
                                                     (August 1996-January
                                                     2003) of Publishers
                                                     Clearing House.

                                                                                Number of
                                          Term of                             Portfolios in
                           Position    Office*** and                          Fund Complex+
                           with the    Length of Time Principal Occupations     Overseen      Other Directorships Held by
Name, Address** and Age    Company         Served     During Past Five Years   by Director         the Director****
----------------------- -------------- -------------- ----------------------  ------------- --------------------------------
Stephen Stoneburn (61)     Director      Since 2003   President and Chief          95       None
                                                      Executive Officer
                                                      (since June 1996) of
                                                      Quadrant Media Corp.
                                                      (a publishing
                                                      company); formerly
                                                      President (June
                                                      1995-June 1996) of
                                                      Argus Integrated
                                                      Media, Inc; Senior
                                                      Vice President and
                                                      Managing Director
                                                      (January 1993-1995) of
                                                      Cowles Business Media
                                                      and Senior Vice
                                                      President of Fairchild
                                                      Publications, Inc.
                                                      (1975-1989).

Clay T. Whitehead (66)     Director      Since 1996   President (since 1983)       96       Director (since 2000) of The
                                                      of National Exchange                  High Yield Plus Fund, Inc.
                                                      Inc. (new business
                                                      development firm).

                                                   Interested Directors

                                                                                Number of
                                          Term of                             Portfolios in
                           Position    Office*** and                          Fund Complex+
                           with the    Length of Time Principal Occupations     Overseen      Other Directorships Held by
Name, Address** and Age    Company         Served     During Past Five Years   by Director         the Director****
----------------------- -------------- -------------- ----------------------  ------------- --------------------------------
Robert F. Gunia (57)*   Vice President   Since 1996   Chief Administrative         175      Vice President and Director
                        and Director                  Officer (since June                   (since May 1989) and Treasurer
                                                      1999) of PI; Executive                (since 1999) of The Asia Pacific
                                                      Vice President and                    Fund, Inc.
                                                      Treasurer (since
                                                      January 1996) of PI;
                                                      President (since April
                                                      1999) of Prudential
                                                      Investment Management
                                                      Services LLC (PIMS);
                                                      Corporate Vice
                                                      President (since
                                                      September 1997) of The
                                                      Prudential Insurance
                                                      Company of America;
                                                      Director, Executive
                                                      Vice President and
                                                      Chief Administrative
                                                      Officer (since May
                                                      2003) of American
                                                      Skandia Investment
                                                      Services, Inc.,
                                                      American Skandia
                                                      Advisory Services,
                                                      Inc., American Skandia
                                                      Fund Services, Inc.,
                                                      Executive Vice
                                                      President (since March
                                                      1999) and Treasurer
                                                      (since May 2000) of
                                                      Prudential Mutual Fund
                                                      Services LLC; formerly
                                                      Senior Vice President
                                                      (March 1987-May 1999)
                                                      of Prudential
                                                      Securities
                                                      Incorporated.

                                                                                          Number of
                                         Term of                                        Portfolios in
                                      Office*** and                                     Fund Complex+
                        Position with Length of Time       Principal Occupations          Overseen      Other Directorships
Name, Address** and Age  the Company      Served           During Past Five Years        by Director  Held by the Director****
----------------------- ------------- -------------- ---------------------------------- ------------- ------------------------
  Judy A. Rice (56)*    President       Since 2003   President, Chief Executive              95                 None
                        and Director    Since 2000   Officer, Chief Operating Officer
                                                     and Officer-in-Charge (since
                                                     2003) of Prudential Investments
                                                     LLC (PI); Director, Officer-in-
                                                     Charge, President, Chief
                                                     Executive Officer and Chief
                                                     Operating Officer (since May
                                                     2003) of American Skandia
                                                     Advisory Services, Inc. and
                                                     American Skandia Investment
                                                     Services, Inc.; Director, Officer-
                                                     in-Charge, President, Chief
                                                     Executive Officer and Chief
                                                     Operating Officer (since May
                                                     2003) of American Skandia
                                                     Investment Services, Inc.;
                                                     Director, Officer-in-Charge,
                                                     President, Chief Executive
                                                     Officer (since May 2003) of
                                                     American Skandia Fund
                                                     Services, Inc.; Vice President
                                                     (since February 1999) of
                                                     Prudential Investment
                                                     Management Services LLC;
                                                     President, Chief Executive
                                                     Officer and Officer-In-Charge
                                                     (since April 2003) of Prudential
                                                     Mutual Fund Services LLC;
                                                     formerly various positions to
                                                     Senior Vice President (1992-
                                                     1999) of Prudential Securities
                                                     Incorporated; and various
                                                     positions to Managing Director
                                                     (1975-1992) of Salomon Smith
                                                     Barney; Member of Board of
                                                     Governors of the Money
                                                     Management Institute.

   Information pertaining to the Officers of the Company who are not also Directors is set forth below.

                                   Officers

                                         Term of
                                      Office*** and
                        Position with   Length of                    Principal Occupations
Name, Address** and Age  the Company   Time Served                   During Past Five Years
----------------------- ------------- ------------- ---------------------------------------------------------
 Lori E. Bostrom (41)   Secretary         Since     Vice President and Corporate Counsel (since October
                                          2003      2002) of Prudential; Vice President and Assistant
                                                    Secretary (since May 2003) of American Skandia
                                                    Investment Services, Inc.; formerly, various positions to
                                                    Senior Counsel of The Guardian Life Insurance Company
                                                    of America (February 1996-October 2002).

                                                    Term of
                                                 Office*** and
                             Position with         Length of                   Principal Occupations
Name, Address** and Age       the Company         Time Served                  During Past Five Years
----------------------- ------------------------ ------------- -------------------------------------------------------
William V. Healey (50)  Chief Legal Officer and   since 2004   Vice President and Associate General Counsel (since
                        Assistant Secretary                    1998) of Prudential; Executive Vice President and
                                                               Chief Legal Officer (since February 1999) of Prudential
                                                               Investments LLC; Senior Vice President, Chief Legal
                                                               Officer and Secretary (since December 1998) of
                                                               Prudential Investment Management Services LLC;
                                                               Executive Vice President and Chief Legal Officer (since
                                                               February 1999) of Prudential Mutual Fund Services
                                                               LLC; Vice President and Secretary (since October
                                                               1998) of Prudential Investment Management, Inc.;
                                                               Executive Vice President and Chief Legal Officer (since
                                                               May 2003) of American Skandia Investment Services,
                                                               Inc., American Skandia Fund Services, Inc. and
                                                               American Skandia Advisory Services, Inc.; Director
                                                               (June 1999-June 2002 and June 2003-present) of ICI
                                                               Mutual Insurance Company; prior to August 1998,
                                                               Associate General Counsel of the Dreyfus Corporation
                                                               (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon
                                                               Bank), and an officer and/or director of various
                                                               affiliates of Mellon Bank and Dreyfus.

[Katie's bio to come]

Lee D. Augsburger (45)  Chief Compliance Officer  Since 2004   Vice President and Chief Compliance Officer (since
                                                               May 2003) of Pl; Vice President and Chief
                                                               Compliance Officer (since October 2000) of
                                                               Prudential Investment Management, Inc.; formerly
                                                               Vice President and Chief Legal Officer--Annuities
                                                               (August 1999-October 2000) of Prudential Insurance
                                                               Company of America; Vice President and Corporate
                                                               Counsel (November 1997-August 1999) of Prudential
                                                               Insurance Company of America.

Maryanne Ryan (39)      Anti-Money Laundering     Since 2002   Vice President, Prudential (since November 1998);
                        Compliance Officer                     First Vice President of Prudential Securities (March
                                                               1997-May 1998); Anti-Money Laundering Officer of
                                                               American Skandia Investment Services, Inc.,
                                                               American Skandia Advisory Services, Inc. and
                                                               American Skandia Marketing, Inc.

Grace C. Torres (44)    Treasurer and Principal   Since 1998   Senior Vice President (since January 2000) of PI;
                        Financial and Accounting               Senior Vice President and Assistant Treasurer (since
                        Officer                                May 2003) of American Skandia Investment Services,
                                                               Inc. and American Skandia Advisory Services, Inc.;
                                                               formerly First Vice President (December 1996-
                                                               January 2000) of PI and First Vice President (March
                                                               1993-1999) of Prudential Securities Incorporated.

----------
* "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Advisers (Jennison Associates LLC and/or Prudential Investment Management, Inc.) or the Distributor (Prudential Investment Management Services LLC).
** Unless otherwise noted, the address of the Directors and Officers is c/o
   Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
*** There is no set term of office for Directors and Officers. The Independent
    Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or Officer.
**** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

+ The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.


   The Company has Directors who, in addition to overseeing the actions of the PIP Funds' Manager, investment adviser and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Advisers" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Company's Officers, who conduct and supervise the daily business operations of the Company. Pursuant to the Company's Management Agreement, the Board may contract for advisory and management services for the Company. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.

   Directors and Officers of the Company are also directors and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor.

   Pursuant to the Amended and Restated Management Agreement (the Management Agreement) with the Company, the Manager pays all compensation of Officers and employees of the Company as well as the fees and expenses of all Interested Directors.

                           Standing Board Committees


   The Company's Board of Directors has established three standing committees in connection with governance of the Company--Audit, Nominating and Governance, and Valuation.



   The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Company's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Company's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Company. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Company, provided that the engagement of the auditors relates directly to the operation and financial reporting of the Company. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Overnight Board (United
States). The Audit Committee met    times during the fiscal year ended
September 30, 2004.





   The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in
the 1940 Act. The Nominating and Governance Committee met    times during the
fiscal year ended September 30, 2004. The Nominating and Governance Committee Charter is available on the Company's website at www.jennisondryden.com.



   The Nominating and Governance Committee is responsible for considering nominees for trustees at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.



   A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at The Prudential Investment Portfolios, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:



    . the name, address, and business, educational, and/or other pertinent background of the person being recommended;



    . a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

    . any other information that the Company would be required to include in a proxy statement concerning the person if he or she was nominated; and



    . the name and address of the person submitting the recommendation, together with the number of Company shares held by such person and the period for which the shares have been held.



   The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.



   Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Company's outside legal counsel may cause a person to be deemed an "interested person."



   Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.





   The Valuation Committee consists of at least two Board members or an officer of the Company and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis.
The Valuation Committee met    time with respect to each Fund during the fiscal
year ended September 30, 2004. For more information about the Valuation Committee, see "Net Asset Value" below.


   In addition to the three standing committees of the Company, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. Mr. La Blanc and Ms. Smith serve on the Executive Committee. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and Fund management on issues that affect multiple funds; serving as a liaison between the Boards of Directors/Trustees of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.


   Shareholders of the Company can communicate directly with the Board of Directors by writing to the Chair of the Board, The Prudential Investment Portfolios, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at The Prudential Investment Portfolios, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.


   The Company pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose boards the Director may be asked to serve.

   Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

   The Company has no retirement or pension plan for its Directors.


   The following table sets forth the aggregate compensation paid by the Company estimated for the fiscal year ending September 30, 2004 to the Independent Directors for service on the Company's Board and the board of directors of any other investment company in the Fund Complex.


                              Compensation Table


                             Aggregate                                          Compensation from
                           Compensation                                         Company and Fund
                          for Fiscal Year     Pension or                         Complex Paid to
                              Ending      Retirement Benefits    Estimated    Independent Directors
                           September 30,  Accrued as Part of  Annual Benefits   during Year Ended
Name and Position              2004         Company Expense   Upon Retirement   December 31, 2003
-----------------         --------------- ------------------- --------------- ---------------------
David E. A. Carson               $               None              None         $ 89,500 (37/90)*
Robert E. La Blanc               $               None              None         $195,800 (42/98)*
Douglas H. McCorkindale**        $               None              None         $159,800 (38/91)*
Richard A. Redeker               $               None              None         $164,800 (38/92)*
Robin B. Smith**                 $               None              None         $173,500 (41/97)*
Stephen Stoneburn                $               None              None         $181,300 (40/95)*
Clay T. Whitehead                $               None              None         $223,300 (41/96)*

----------
* Indicates number of funds/portfolios in the Fund Complex (including the Company) to which aggregate compensation relates. At December 31, 2003, the Fund Complex consisted of 48 funds and 179 portfolios.
** Although the last column shows the total amount paid to Directors from the Fund Complex during the fiscal year ended September 30, 2003, such compensation was deferred at the election of Directors in total or in part, under the Company's deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2003, total value of deferred compensation for the calendar year amounted to approximately $274,600, and $388,600 for Mr. McCorkindale and Ms. Smith, respectively.



   Directors who are interested do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

   The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of December 31, 2003.

                        Director Share Ownership Table

                             Independent Directors

                                                                            Aggregate Dollar Range of
                                                                            Equity Securities in All
                                                                              Registered Investment
                                         Dollar Range of                      Companies Overseen By
Name of Director                 Equity Securities in the Company           Director in Fund Complex
----------------        --------------------------------------------------- -------------------------
David E. A. Carson                             None                              $10,001-50,000

Robert E. La Blanc                             None                              over $100,000

Douglas H. McCorkindale                    Over $100,000                         over $100,000
                              (Jennison Growth Fund--$10,001-50,000)
                        (Jennison Equity Opportunity Fund--$50,001-100,000)

Richard A. Redeker              Jennison Growth Fund--Over $100,000              over $100,000

Robin B. Smith                    Jennison Growth Fund--$1-10,000                over $100,000

Stephen Stoneburn                              None                              over $100,000

Clay T. Whitehead          Jennison Growth Fund Class Z--$10,001-50,000          over $100,000

                             Interested Directors


                                                                        Aggregate Dollar Range of
                                                                        Equity Securities in All
                                                                          Registered Investment
                                                                          Companies Overseen By
Name of Director    Dollar Range of Equity Securities in the Company    Director in Fund Complex
---------------- ------------------------------------------------------ -------------------------

Robert F. Gunia         Jennison Growth Fund Class A--$1-10,000               over $100,000
                      Jennison Growth Fund Class Z--$10,001-50,000
                 Dryden Active Allocation Fund Class Z--$10,001-50,000

Judy A. Rice                         Over $100,000                            over $100,000
                      (Jennison Growth Fund Class Z--Over $100,000
                 Dryden Active Allocation Fund Class Z--$10,001-50,000)


   None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a PIP Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a PIP Fund as of December 31, 2003.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   Directors of the Company are eligible to purchase Class Z shares of each PIP Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

   Information with respect to control persons and principal holders of securities is only provided with respect to the Funds. No information with respect to control persons and principal holders of securities is available for the Asset Allocation Portfolios because they have been newly created.


   As of November   , 2004, the Directors and officers of the Company, as a
group, owned less than 1% of the outstanding shares of each Fund.



   As of November   , 2004, the following shareholders owned 5% of the
outstanding shares of any class of the Active Allocation Fund:



                          Name Address Class Shares/%
                          ---- ------- ----- --------






   As of November   , 2004, Wachovia Securities LLC (Wachovia Securities) was
the record holder for other beneficial owners of        Class A shares (or   %
of the outstanding Class A shares),        Class B shares (or   % of the
outstanding Class B shares),        Class C shares (or   % of the outstanding
Class C shares), and        Class Z shares (or   % of the outstanding Class Z
shares) of the Active Allocation Fund. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

   As of November   , 2004, the following shareholders owned 5% of the
outstanding shares of any class of the Growth Fund:



                          Name   Address Class Shares/%
                          ----   ------- ----- --------








   As of November   , 2004, Wachovia Securities was the record holder for other
beneficial owners of        Class A shares (or   % of the outstanding Class A
shares),        Class B shares (or   % of the outstanding Class B shares),
       Class C shares (or   % of the outstanding Class C shares), and
Class Z shares (or   % of the outstanding Class Z shares) of the Growth Fund.
In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.



   As of November   , 2004, the following shareholders owned 5% of the
outstanding shares of any class of the Equity Opportunity Fund:



                          Name   Address Class Shares/%
                          ----   ------- ----- --------






   As of November   , 2004, Wachovia Securities was the record holder for other
beneficial owners of        Class A shares (or   % of the outstanding Class A
shares),        Class B shares (or   % of the outstanding Class B shares),
       Class C shares (or   % of the outstanding Class C shares), and
Class Z shares (or   % of the outstanding Class Z shares) of the Equity
Opportunity Fund. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                    INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Advisers


   The manager of the Company is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the PIP Funds, comprise the JennisonDryden or Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in each Prospectus. As of September 30, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of
approximately $   billion.


   PI is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden or Strategic Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

   Pursuant to each Management Agreement with the Company (the Management Agreements), PI, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each PIP Fund, manages the investment operations of each PIP Fund. Also, for each Fund PI manages the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. For each Asset Allocation Portfolio, PI manages the composition of the portfolio of each such fund (i.e., the Underlying Funds, U.S. Government securities and short-term cash instruments). In connection therewith, PI is obligated to keep certain books and records of the Company.

   PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the PIP Funds. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

   PI will review the performance of all investment advisers and make recommendations to the Board of Directors with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the PIP Funds' custodian (the Custodian), and PMFS, the PIP Funds' transfer and dividend disbursing agent. The management services of PI for the PIP Funds are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

   For its services, PI receives, pursuant to the Management Agreements, fees based on a percentage of each PIP Fund's assets. Each fee is computed daily and payable monthly. PI receives a management fee from the Growth Fund at an annual rate of .60% of the Growth Fund's average net assets up to $300 million, .575% of the Growth Fund's average net assets of the next $4.7 billion and .55% of the Growth Fund's average net assets over $5 billion. PI receives a management fee from the Equity Opportunity Fund at an annual rate of .60% of the Equity Opportunity Fund's average net assets up to $300 million and .575% of the Equity Opportunity Fund's average net assets over $300 million. Prior to November 10, 2000, PI received a management fee from the Active Allocation Fund at an annual rate of .65 of 1% of the Active Allocation Fund's average daily net assets. Effective November 10, 2000, PI receives a management fee from Active Allocation Fund at an annual rate of .65% of the Active Allocation Fund's average net assets up to $1 billion and .60% of the Active Allocation Fund's average net assets over $1 billion.

   PI receives a separate management fee from each Asset Allocation Portfolio at an annual rate of .20% of each respective Asset Allocation Portfolio's average net assets as compensation for its management and asset allocation services to each Asset Allocation Portfolio. In addition, each Asset Allocation Portfolio will also bear its proportionate share of the management fees paid by the Underlying Funds in which it invests. Therefore, each investor in an Asset Allocation Portfolio will indirectly bear a proportionate share the management fees charged to an Asset Allocation Portfolio by the Underlying Funds in which such Asset Allocation Portfolio invests. PI will contractually agree to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees and Underlying Fund fees and expenses) of each class of shares of the Asset Allocation Portfolios to .50 of 1% of each Asset Allocation Portfolio's average daily net assets from the commencement of operations through the fiscal year ending September 30, 2004.

   In connection with its management of the corporate affairs of the Company, PI bears the following expenses:

   (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not affiliated persons of PI or the Company's investment advisers;

   (b) all expenses incurred by PI or by the Company in connection with managing the ordinary course of a PIP Fund's business, other than those assumed by a PIP Fund as described below; and

   (c) the fees, costs and expenses payable to any investment adviser pursuant to a Subadvisory Agreement between PI and such investment adviser
(collectively, the Subadvisory Agreements).

   Under the terms of each Management Agreement, the Company is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PI or the PIP Funds' investment advisers, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each PIP Fund and of pricing each PIP Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Company, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies, (g) the fees of any trade associations of which the Company may be a member, (h) the cost of stock certificates representing shares of the Company, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the Commission, including the preparation and printing of the Company's registration statements and each PIP Fund's prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business and (m) distribution and service fees.

   Each Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by a PIP Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

   PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison), a wholly-owned subsidiary of Prudential, for the Growth Fund and the Equity Opportunity Fund, and Subadvisory Agreements with Prudential Investment Management, Inc. (PIM), also a wholly-owned subsidiary of Prudential, for the Active Allocation Fund and the Asset Allocation Portfolios. Under the Subadvisory Agreements, Jennison will furnish investment advisory services in connection with the management of the Growth Fund and Equity Opportunity Fund and PIM will furnish investment advisory services in connection with the management of the Active Allocation Fund and the Asset Allocation Portfolios, respectively. In connection therewith, Jennison and PIM are obligated to keep certain books and records of each PIP Fund for which they serve as investment adviser. Under each Subadvisory Agreement, Jennison and PIM, respectively, subject to the supervision of PI, are responsible for managing the assets of each PIP Fund for which they serve as investment adviser in accordance with such PIP Fund's investment objectives, investment program and policies. Jennison and PIM determine what securities and other instruments are purchased and sold for each such PIP Fund and are responsible for obtaining and evaluating financial data relevant to such PIP Fund. In addition, with respect to the Asset Allocation Portfolios, PIM is responsible for determining the appropriate target allocations and investment ranges for assets among the Underlying Funds. PI continues to have responsibility for all investment advisory services pursuant to each Management Agreement.

   As discussed in each PIP Fund's Prospectus, PI employs each investment adviser under a "manager of managers" structure that allows PI to replace the investment adviser or amend a Subadvisory Agreement without seeking shareholder approval. Under its Subadvisory Agreement with Jennison, PI compensates Jennison for its services at an annual rate of .30 of 1% of the Growth

Fund's and Equity Opportunity Fund's respective average daily net assets up to and including $300 million and .25 of 1% of those Fund's respective average daily net assets in excess of $300 million. Under its Subadvisory Agreement with PI, effective November 10, 2000, PIM is reimbursed at an annual rate of ..325 of 1% of Active Allocation Fund's average daily net assets up to $1 billion and .285 of 1% of Active Allocation Fund's average daily net assets in excess of $1 billion. Prior to that date, PIM was reimbursed by PI at an annual rate of .325 of 1% of Active Allocation Fund's average daily net assets. Under its Subadvisory Agreement with PIM, PI compensates PIM for its services at an annual rate of .05 of 1% of each Asset Allocation Portfolio's average daily net assets. Each Asset Allocation Portfolio will also bear its proportionate share of the advisory fees paid by the Underlying Funds in which it invests.


   For the fiscal year ended September 30, 2002, PI received management fees from the Growth Fund, Equity Opportunity Fund and Active Allocation Fund in the amounts of $23,478,855, $4,711,427, and $5,544,059, respectively, of which
$       and $       was paid to Jennison with respect to the Growth Fund and
Equity Opportunity Fund, respectively, and $       was paid to PIM with respect
to the Active Allocation Fund. For the fiscal year ended September 30, 2003, PI received management fees from the Growth Fund, Equity Opportunity Fund and Active Allocation Fund in the amounts of $17,141,180, $4,422,763, and
$4,440,767, respectively, of which $       and $       was paid to Jennison
with respect to the Growth Fund and Equity Opportunity Fund, respectively, and
$       was paid to PIM with respect to the Active Allocation Fund. For the fiscal year ended September 30, 2004, PI received management fees from the Growth Fund, Equity Opportunity Fund and Active Allocation Fund in the amounts
of $      , $      , and $      , respectively, of which $       and $
was paid to Jennison with respect to Growth Fund and Equity Opportunity Fund,
respectively, and $       was paid to PIM with respect to the Active Allocation
Fund. Information with respect to management fees is only provided with respect to the Funds. No information with respect to historical management fees is available for the Asset Allocation Portfolios as such funds have been newly created.


   Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the applicable Management Agreement. Each Subadvisory Agreement may be terminated by the Company, PI, PIM or Jennison, respectively, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

   J. Scott, Ph.D. and M. Stumpp, Ph.D. manage the equity portion of the Active Allocation Fund and are responsible for determining the Asset Allocation Fund's balanced strategy. PIM's Fixed Income Liquidity Team is primarily responsible for overseeing the fixed-income portion of the Asset Allocation Fund. This Team is part of PIM's Fixed Income Group.


   PIM's Fixed Income Group manages approximately $   billion for Prudential's
retail investors, institutional investors, and policyholders, as of September 30, 2004. Senior Managing Director James J. Sullivan heads the Group.


   Prior to joining PIM in 1998, Mr. Sullivan was Managing Director of Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading, and corporate bond investing.

   The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed-income market: US and non-US government bonds and mortgages, US and non-US investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.

   The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment officer, the chief investment strategist and the head of risk management. The committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

   PIM's Fixed Income Liquidity Team, headed by Peter Cordrey, is primarily responsible for overseeing the day-to-day management of the fixed-income portion of the Active Allocation Fund. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Fixed Income Investment Policy Committee and the Active

Allocation Fund's investment restrictions and policies. In addition, a credit research team of analysts supports the Team using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate, as noted below:

                                   Corporate


Assets Under Management: $   billion as of September 30, 2004.



Team Leader: Steven Kellner, CFA. General Investment Experience:    years.



Portfolio Managers:   . Average General Investment Experience:    years, which
includes team members with mutual fund experience.


Sector: U.S. investment-grade corporate securities.

Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

                                  High Yield


Assets Under Management: $   billion as of September 30, 2004.



Team Leader: Paul Appleby. General Investment Experience:    years.



Portfolio Managers:   . Average General Investment Experience:    years, which
includes team members with significant mutual fund experience.


Sector: Below-investment-grade corporate securities.

Investment Strategy: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach.

                               Emerging Markets


Assets Under Management: $   billion as of September 30, 2004.



Team Leaders: David Bessey. General Investment Experience:    years.



Portfolio Managers:   . Average General Investment Experience:    years, which
includes team members with mutual fund experience.


Sector: Government and corporate securities issued by developing markets and countries.

Investment Strategy: Focus is on higher quality sovereign debt and currency risk and on high-grade and high yield foreign corporate and emerging market issues.

                                 Money Markets


Assets Under Management: $   billion as of September 30, 2004.



Team Leader: Joseph Tully. General Investment Experience:    years.

Portfolio Managers:   . Average General Investment Experience:    years, which
includes team members with significant mutual fund experience.


Sector: High-quality short-term securities, including both taxable and tax-exempt instruments.

Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Matters Considered by the Board


   The Management and Subadvisory Agreements (the Agreements) of the Funds were last approved by the Directors, including all of the Independent Directors on May 25, 2004 at a meeting called for that purpose. In approving the Agreements, the Board primarily considered, with respect to each PIP Fund, the nature and quality of the services provided under the Agreements to that PIP Fund and the overall fairness of the Agreements to each PIP Fund. The Board requested and evaluated reports from the Manager and investment adviser (the Adviser) that addressed specific factors designed to inform the Board's consideration of these and other issues.



   With respect to the nature and quality of the services provided by the Manager and Advisers', respectively, the Board considered the performance of each PIP Fund in comparison to relevant market indices and the performance of peer groups of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds over the past one, three, five and ten years. With respect to the Equity Opportunity Fund, although performance has lagged certain peers in recent periods, the Board noted that longer term performance remained favorable. With respect to the Active Allocation Fund and the Growth Fund, the Board noted that long term performance has lagged certain peers, but that the Advisers provided reasonable explanations for the disappointing performance and had discussed the steps it was taking to address them. The Board considered the Manager's and each Adviser's reputation and stated intentions with respect to their respective investment management capabilities in the management of a Fund. The Board considered each of the Manager's and Advisers' stated commitment to the maintenance of effective compliance programs for each Fund and their positive compliance history, as neither the Manager nor an Adviser had been subject to any significant compliance problems. The Board considered the Manager's and each Adviser's stated intentions with respect to their respective investment management capabilities in the management of a PIP Fund. The Board also evaluated the division of responsibilities among the Manager and its affiliates and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Advisers.


   With respect to the overall fairness of the Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Adviser and their affiliates from their associations with the PIP Funds. The Board reviewed information from independent data services about the rates of compensation paid to each Adviser, and overall expense ratios, for funds comparable in size, character and investment strategy to each PIP Fund. The Board also considered that each PIP Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Advisers. In concluding that the direct and indirect benefits accruing to the Manager, the Advisers and their affiliates by virtue of their relationship to each PIP Fund were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each PIP Fund, the Board reviewed specific data as to the Manager's and the Adviser's profit or loss on each PIP Fund and carefully examined their cost allocation methodology. With respect to profitability, the Manager and each Adviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the management or investment advisory fees. The Board understood that neither the Manager nor the Advisers use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of the Board approval of mutual fund advisory agreements.

Principal Underwriter, Distributor and Rule 12b-1 Plans

   Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Company. See "How the Fund Is Managed--Distributor" in each PIP Fund's Prospectus. PIMS is a subsidiary of Prudential.

   Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan, the Class C Plan and the Class R Plan, and collectively, the Plans) adopted by the Company under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing each PIP Fund's Class A, Class B, Class C and Class R shares. The Distributor also incurs the expenses of distributing the Class Z shares of each PIP Fund under the Distribution Agreement with the Company, none of which are reimbursed by or paid for by any PIP Fund. Investors in the Asset Allocation Portfolios will pay the sales charges and distribution and service (12b-1) fees applicable to the class of shares purchased. There will be no duplication of sales charges or 12b-1 fees, however, since all investments in the Underlying Funds will be made in Class Z shares, which do not bear any sales charges or 12b-1 fees.


   The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of PIP Fund shares, including lease, utility, communications and sales promotion expenses.

   Under its Plans, a PIP Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the PIP Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

   The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a PIP Fund's shares and the maintenance of related shareholder accounts.


   Class A Plan. Under each PIP Fund's Class A Plan, the PIP Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed ..30 of 1%. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ended September 30, 2004 and has contractually agreed to limit voluntarily its distribution and service (12b-1) fees payable under each Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the period ending January 31, 2006.



   For the fiscal year ended September 30, 2004, the Growth Fund paid total
distribution fees of $       to PIMS under the Class A Plan. For the fiscal
year ended September 30, 2004, the Equity Opportunity Fund paid total
distribution fees of $       to PIMS under the Class A Plan. For the fiscal
year ended September 30, 2004, the Active Allocation Fund paid total
distribution fees of $       to PIMS under the Class A Plan. These amounts were
primarily expended for the payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable PIP Fund.
In addition, for the same period, PIMS received approximately $       and
$      , respectively, in initial sales charges with respect to the sale of
Class A shares of the Growth Fund and the Equity Opportunity Fund,
respectively, and PIMS received approximately $       in initial sales charges
with respect to the sale of Class A shares of the Active Allocation Fund.




   Class B and Class C Plans. Under each PIP Fund's Class B and Class C Plans, the PIP Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to ..25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

   Class B Plan.  For the fiscal year ended September 30, 2004, PIMS received
$      , $       and $       on behalf of the Growth Fund, the Equity
Opportunity Fund and the Active Allocation Fund, respectively, under the Class B Plan. For the fiscal year ended September 30, 2004, PIMS spent approximately the following amounts on behalf of each such PIP Fund.



                                                           Compensation   Approximate
                                                           to Prusec for     Total
                                                            Commission       Amount
                                     Commission             Payments to     Spent by
                                     Payments to          Representatives Distributor
                                      Financial  Overhead    and Other    on Behalf of
PIP Fund                    Printing  Advisers    Costs      Expenses       PIP Fund
--------                    -------- ----------- -------- --------------- ------------
Growth Fund                    $         $          $           $              $
Equity Opportunity Fund        $         $          $           $              $
Active Allocation Fund         $         $          $           $              $
Asset Allocation Portfolios


   "Overhead" costs represents (a) the expenses of operating Wachovia Securities' and Pruco Securities LLC (Prusec's) branch offices in connection with the sale of PIP Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of PIP Fund shares and (d) other incidental expenses relating to branch promotion of PIP Fund shares.


   The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the
fiscal year ended September 30, 2004, PIMS received approximately $      ,
$       and $       in contingent deferred sales charges attributable to Class
B shares of the Growth Fund, Equity Opportunity Fund and Active Allocation Fund, respectively.





   Class C Plan.  For the fiscal year ended September 30, 2004, PIMS received
$      , $       and $       on behalf of the Growth Fund, Equity Opportunity
Fund and Active Allocation Fund, respectively, under the Class C Plan. For the fiscal year ended September 30, 2004, PIMS spent approximately the following amounts on behalf of each such PIP Fund.



                                                            Compensation   Approximate
                                                            to Prusec for     Total
                                                             Commission       Amount
                                      Commission             Payments to     Spent by
                                      Payments to          Representatives Distributor
                                       Financial  Overhead    and Other    on Behalf of
PIP Fund                     Printing  Advisers    Costs      Expenses       PIP Fund
--------                     -------- ----------- -------- --------------- ------------
Growth Fund                     $          $         $            $             $
Equity Opportunity Fund         $          $         $            $             $
Active Allocation Fund          $          $         $            $             $
Conservative Allocation Fund    $          $         $            $             $
Moderate Allocation Fund        $          $         $            $             $
Growth Allocation Fund          $          $         $            $             $



   The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. Until February 2, 2004, the Distributor received the proceeds of an initial sales charge on Class C Shares. For the fiscal year ended September 30,
2004, PIMS received approximately $      , $       and $       in contingent
deferred sales charges attributable to Class C shares of the Growth Fund, Equity Opportunity Fund and Active Allocation Fund, respectively. For the fiscal year ended September 30, 2004, the Distributor also received
approximately $      , $       and $       in initial sales charges in
connection with the sale of Class C shares of the Growth Fund, Equity Opportunity Fund and Active Allocation Fund, respectively.





   Class R Plan. Under the Class R Plan, the Company may pay the Distributor for its distribution-related expenses with respect to Class R shares at an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares. The Class R Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed ..75 of 1% of the average daily net assets of the Class R shares. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class R Plan to .50 of 1% of the average daily net assets of the Class R shares for the fiscal year ending September 30, 2005.



   Distribution expenses attributable to the sale of Class A, Class B, Class C and Class R shares of a PIP Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B, Class C and Class R shares of the PIP Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



   The Class A, Class B, Class C and Class R Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B, Class C and Class R Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the PIP Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A PIP Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.


   Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a PIP Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

   Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.




   In addition to distribution and service fees paid by each PIP Fund under the Class A, Class B, Class C and Class R Plans, the Manager (or one of its affiliates) may make payments to dealers (including Wachovia Securities) and other persons who distribute shares of the PIP Funds (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


Fee Waivers/Subsidies


   PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a PIP Fund. In addition, the Distributor has voluntarily agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described in each PIP Fund's prospectus. Fee waivers and subsidies will increase a PIP Fund's total return.


NASD Maximum Sales Charge Rule

   Pursuant to rules of the National Association of Securities Dealers, Inc.
(NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge of a PIP Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a PIP Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

   State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each PIP Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for each PIP Fund's foreign assets held outside the United States.

   Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of each PIP Fund. PMFS is a wholly-owned subsidiary of PI. PMFS provides customary transfer agency services to each PIP Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


   KPMG LLP, 757 Third Avenue, New York, New York 10017, served as the Company's independent auditors through the fiscal year ended September 30, 2004, and in that capacity audited the annual financial statements of each Fund and the Underlying Funds of the Asset Allocation Portfolios through September 30, 2004. Other accountants previously served as the independent registered public accounting firm for the Company. The decision to change the independent registered public accounting firm was approved by the Audit Committee of the Board and the full Board at meetings held on September 2, 2003.


Codes of Ethics

   The Board of Directors of the Company has adopted a Code of Ethics. In addition, the Manager, each investment adviser and the Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about each of the PIP Funds' investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a PIP Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a PIP Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Description of Proxy Voting Policies and Recordkeeping Procedures


   The Board of the Company has delegated to the Manager, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Company. The Company authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Advisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of Directors of the Company, including any committee thereof established for that purpose.


   The Manager and the Board of Directors of the Company view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Company. Consistent with this goal, the Board of Directors views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of Directors of the Company maintain a policy of seeking to protect the best interests of the Company should a proxy issue potentially implicate a conflict of interest between the Company and the Manager or its affiliates.

   The Manager delegates to each PIP Fund's Advisers the responsibility for voting the PIP Fund's proxies. Each Adviser is expected to identify and seek to obtain the optimal benefit for the PIP Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the PIP Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the PIP Fund and the interests of the Adviser or its affiliates. The Manager and the Board of Directors expect that the Advisers will notify the Manager and the Board of Directors at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Advisers will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission.

   In the case of the Asset Allocation Portfolios, because these Portfolios invest exclusively in mutual funds that are also managed by the Manager, any proxy proposals received by the Asset Allocation Portfolios would be more likely to implicate a potential conflict of interest between these Portfolios and the Manager or its affiliates. The proxy voting committee established by Prudential Investment Management, Inc. (the subadviser to the Asset Allocation Portfolios) has established procedures to address proxy voting situations that could involve potential material conflicts of interest. As noted above, Prudential Investment Management, Inc. is expected to notify the Board and the Manager of its identification of conflicts and the resolution is likely to be that shares of the affected Asset Allocation Funds will be voted in proportion to the votes cast with respect to the matter by the other shareholders of the affected Underlying Funds.

   A summary of the proxy voting policies of each of the PIP Fund's Advisers is set forth in Appendix II of this SAI.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

   The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Company, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes each investment adviser. Broker-dealers may receive negotiated brokerage commissions on PIP Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker).

   In the over-the-counter (OTC) markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A PIP Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the OTC market with an affiliated broker acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of a PIP Fund's order.

   In placing orders for portfolio securities of a PIP Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a PIP Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

   When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a PIP Fund.

   The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to a PIP Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

   When the Manager deems the purchase or sale of equities to be in the best interests of a PIP Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

   The allocation or orders among firms and the commission rates paid are reviewed periodically by the Company's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Company, will not significantly affect a PIP Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a PIP Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

   Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Company. In order for an affiliated broker to effect any portfolio transactions for a PIP Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for a PIP Fund unless the PIP Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to a PIP Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the PIP Fund during the applicable period. Brokerage and futures transactions with Wachovia Securities also are subject to such fiduciary standards as may be imposed by applicable law.


   The table below sets forth information concerning payment of commissions by the PIP Funds, including the amount of such commissions paid to Wachovia Securities and other affiliated brokers, for the three years ended September 30, 2004, 2003 and 2002:



                                    Fiscal Year Ended               Fiscal Year Ended                  Fiscal Year Ended
                                   September 30, 2004               September 30, 2003                 September 30, 2002
                              ----------------------------- ---------------------------------  ---------------------------------
                                Active            Equity      Active                 Equity      Active                 Equity
                              Allocation Growth Opportunity Allocation   Growth    Opportunity Allocation   Growth    Opportunity
                                 Fund     Fund     Fund        Fund       Fund        Fund        Fund       Fund        Fund
                              ---------- ------ ----------- ---------- ----------  ----------- ---------- ----------  -----------
Total brokerage commissions
 paid by the PIP Funds.......                                $512,117  $5,984,437  $4,150,304   $528,166  $8,552,514  $3,975,442
Total brokerage commissions
 paid to Wachovia Securities
 or other affiliated
 brokers.....................                                      --     162,501  $   80,498         --  $  560,176  $   67,100
Percentage of total brokerage
 commissions paid to
 Wachovia Securities or
 other affiliated brokers....                                      --        2.71%       1.94%        --        6.55%       1.69%

   Of the total brokerage commissions paid during the fiscal year ended
September 30, 2004, $  , $       and $       (or   %,   % and   %) was paid to
firms which provide research, statistical or other services to PI or affiliates on behalf of the Active Allocation Fund, the Growth Fund and the Equity Opportunity Fund, respectively. PI has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.


   To the extent that the Asset Allocation Portfolios invest their assets in Underlying Funds, the Asset Allocation Portfolios will not pay any brokerage commissions for purchases and sales. Each Asset Allocation Portfolio, however, will bear a portion of the commissions paid by the Underlying Funds in which it invests in connection with the purchase and sale of portfolio securities by that Underlying Fund.


   Each PIP Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at September 30, 2004. As of September 30, 2004, each PIP Fund held the following debt or equity securities in the amounts indicated:



               Equity Opportunity Fund     Equity or Debt Amount
               -----------------------     -------------- ------

               Growth Fund
               -----------                 -

               Active Allocation Fund
               ----------------------      -

               Asset Allocation Portfolios
               --------------------------- -


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


   The Company is authorized to issue 6.25 billion shares of common stock, $.001 par value per share divided into six series and six classes, designated Class A, Class B, Class C, Class I, Class Z and Class R shares. Each class of par value shares represents an interest in the same assets of the PIP Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or services fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z and Class R shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

   Shares of each PIP Fund, when issued, against payment in full therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a PIP Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a PIP Fund is entitled to its portion of all of that PIP Fund's assets after all debt and expenses of that PIP Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class R shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class R shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.


   The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

   Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

   The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

              PURCHASE, REDEMPTION AND PRICING OF PIP FUND SHARES


   Shares of each PIP Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B or Class C shares or Class A shares in certain circumstances). Class Z and Class R shares of each PIP Fund are offered to a limited group of investors at NAV without any sales charges. Class I shares of the Growth Fund have also been authorized but are not currently being offered to investors. See "How to Buy, Sell and Exchange Shares of the Fund" in each PIP Fund's Prospectus.


   Each class of shares of a PIP Fund represents an interest in the same assets of that PIP Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (iii) each class has a different exchange privilege; (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors.

Purchase by Wire

   For an initial purchase of shares of the Company by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, fund and class elections, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: The Prudential Investment Portfolios, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the PIP Fund and the class in which you are investing (Class A, Class B, Class C, Class Z or Class R shares).


   If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time) on a business day, you may purchase shares of a PIP Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.

   In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Dryden Active Allocation Fund, Jennison Growth Fund, Jennison Equity Opportunity Fund, JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund or JennisonDryden Growth Allocation Fund Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount for subsequent purchase by wire is $1,000.

Issuance of PIP Fund Shares for Securities

   Transactions involving the issuance of PIP Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the applicable PIP Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the applicable PIP Fund's investment adviser.

Specimen Price Make-up


   Under the current distribution arrangements between the Company and the Distributor, Class A shares are sold with a maximum sales charge of 5.50% and Class B*, Class C*, Class Z and Class R shares are sold at NAV. Using the NAV at September 30, 2004, the maximum offering price of the PIP Funds' shares is as follows. The maximum offering price of Class R shares is not yet available because they are new.



                                                           Active            Equity    Conservative  Moderate    Growth
                                                         Allocation Growth Opportunity  Allocation  Allocation Allocation
                                                            Fund     Fund     Fund      Portfolio   Portfolio  Portfolio
                                                         ---------- ------ ----------- ------------ ---------- ----------
Class A
Net asset value and redemption price per Class A
  share.................................................     $        $        $            $           $          $
Maximum sales charge (5.50% of offering price)**........
                                                             --       --       --           --          --         --
Maximum offering price to public........................     $        $        $            $           $          $
                                                             ==       ==       ==           ==          ==         ==
Class B
Net asset value, offering price and redemption price per
  Class B share*........................................     $        $        $            $           $          $
                                                             ==       ==       ==           ==          ==         ==
Class C
Net asset value, offering price and redemption price per
  Class C share*........................................     $        $        $            $           $          $
                                                             ==       ==       ==           ==          ==         ==
Class Z
Net asset value, offering price and redemption price per
  Class Z share.........................................     $        $        $            $           $          $
                                                             ==       ==       ==           ==          ==         ==

----------
*  Class B and Class C shares are subject to a contingent deferred sales charge
(CDSC) on certain redemptions.

** Class A shares may, in certain circumstances, be subject to a CDSC on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charges" in each PIP Fund's Prospectus.

Selecting a Purchase Alternative

   The following is provided to assist you in determining which share class of a PIP Fund best suits your individual circumstances and is based on current fees and expenses being charged to a PIP Fund:


   If you intend to hold your investment in a PIP Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5.50% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.





   If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See the section of the applicable Prospectus titled "Reducing or Waiving Class A's Initial Sales Charge". However, unlike Class B shares or Class C you would not have all of your money invested initially because the initial sales charge on Class A shares is deducted at the time of purchase.





Reduction and Waiver of Sales Charge




Class B and Class C Shares


   The offering price of Class B and Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.


   The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of a PIP Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares, a sales commission of up to 2% of the purchase price at the time of the sale.

Class Z Shares

   Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

   Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes a PIP Fund as an available option. Class Z shares can also be purchased by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    . mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

    . mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a PIP Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

    . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;


    . current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company);



    .  Prudential, with an investment of $10 million or more; and



    .  Qualified state tuition program (529 plans).


   In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.


Class R Shares



   Retirement Plans. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.


Rights of Accumulation

   Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a PIP Fund and shares of other JennisonDryden and Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the JennisonDryden and Strategic Partners mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.



   The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

Sale of Shares

   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the PIP Fund computes its NAV for that day at the close of regular trading on the NYSE, usually 4:00 p.m., New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a PIP Fund.

   If you hold shares of a PIP Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

   If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the PIP Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8310, Philadelphia, Pennsylvania 19101, the Distributor, or to your broker.

   Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the PIP Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in each PIP Fund's Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in each PIP Fund's Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.


   Signature Guarantee.  If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


   Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by a PIP Fund of securities owned by it is not reasonably practicable for the PIP Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

   Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a PIP Fund to make payment wholly or partly in cash, the PIP Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of such fund, in lieu of cash in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each PIP Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the PIP Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the PIP Fund during any 90-day period for any one shareholder.

   Involuntary Redemption. In order to reduce expenses of a PIP Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The PIP Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

   90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same PIP Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge


   Although not subject to an initial sales charge, investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A and Class C shares, and six years in the case of Class B shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

   The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                     Contingent Deferred Sales
                                      Charge as a Percentage
                 Year Since Purchase  of Dollars Invested or
                 Payment Made           Redemption Proceeds
                 ------------------- -------------------------
                       First........           5.0%
                       Second.......           4.0%
                       Third........           3.0%
                       Fourth.......           2.0%
                       Fifth........           1.0%
                       Sixth........           1.0%
                       Seventh......           None

   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A and Class C shares made during the preceding 12 months, six years for Class B shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

   For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.




   The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.



   For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating
(i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2. The distribution form must be signed by the shareholder.


   Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden mutual funds or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

   In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

   You must notify the Company's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

                Category of Waiver              Required Documentation

      Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

      Disability--An individual will be        A copy of the Social
      considered disabled if he or she is      Security Administration
      unable to engage in any substantial      award letter or a letter
      gainful activity by reason of any        from a physician on the
      medically determinable physical or       physician's letterhead
      mental impairment which can be expected  stating that the
      to result in death or to be of           shareholder (or, in the
      long-continued and indefinite duration.  case of a trust, the grantor (a copy of the
                                               trust agreement
                                               identifying the grantor
                                               will be required as
                                               well)) is permanently
                                               disabled. The letter must
                                               also indicate the date of
                                               disability.

                Category of Waiver              Required Documentation

      Distribution from an IRA or 403(b)       A copy of the
        Custodial Account                      distribution form from
                                               the custodial firm
                                               indicating (i) the date
                                               of birth of the
                                               shareholder and (ii) that
                                               the shareholder is over
                                               age 70 1/2--signed by the
                                               shareholder.

      Distribution from Retirement Plan        A letter signed by the
                                               plan
                                               administrator/trustee
                                               indicating the reason for
                                               the distribution.

      Excess Contributions                     A letter from the
                                               shareholder (for an IRA)
                                               or the plan
                                               administrator/trustee on
                                               company letterhead
                                               indicating the amount of
                                               the excess and whether or
                                               not taxes have been paid.


   The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge--Class C Shares

   Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

   Since the Company tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the PIP Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class Z and Class R shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of each PIP Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                        SHAREHOLDER INVESTMENT ACCOUNT

   Upon the initial purchase of PIP Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each PIP Fund makes available to its shareholders the following privileges and plans.


   Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable PIP Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.


   Exchange Privilege. The Company makes available to its shareholders the exchange privilege. The Company makes available to its shareholders the privilege of exchanging their shares of a PIP Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of a PIP Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

   It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds, whose shares may be distributed by the Distributor.

   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Company at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Company nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

   If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

   If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

   You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

   In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


   Class A. Shareholders of a PIP Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.


   The following money market funds participate in the Class A exchange privilege:

       Dryden California Municipal Fund
        (California Money Market Series)

       Dryden Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)
       Dryden Municipal Series Fund
        (New Jersey Money Market Series)
        (New York Money Market Series)

       MoneyMart Assets, Inc. (Class A shares)

       Dryden Tax-Free Money Fund, Inc.

   Class B and Class C. Shareholders of a PIP Fund may exchange their Class B and Class C shares of such PIP Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

   Class B and Class C shares of a PIP Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a PIP Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a PIP Fund from a money market fund during the month (and are held in the PIP Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

   At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the PIP Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

   Class Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.


   Class R. Class R shares may be exchanged for Class R shares of other JennisonDryden or Strategic Partners mutual funds.



   Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any JennisonDryden or Strategic Partners mutual fund at NAV (without the initial sales charge) will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.



   Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Prusec or another broker that they are eligible for this special exchange privilege.


   Participants in any fee-based program for which a PIP Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Wachovia Securities' 401(k) Plan for which a PIP Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

   Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the PIP Funds' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including each of the PIP Funds, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,278 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university./(1)/

   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./(2)/

       Period of Monthly Investments $100,000 $150,000 $200,000 $250,000
       ----------------------------- -------- -------- -------- --------
                 25 Years...........  $  105   $  158   $  210   $  263
                 20 Years...........     170      255      340      424
                 15 Years...........     289      433      578      722
                 10 Years...........     547      820    1,093    1,366
                 5 Years............   1,361    2,041    2,721    3,402

See "Automatic Investment Plan."
----------
/1 /Source: The College Board. Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.
/2 /The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a PIP Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


   Automatic Investment Plan (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a PIP Fund monthly by authorizing his or her bank account or brokerage account (including a Wachovia Securities Command Account) to be debited to invest specified dollar amounts in shares of a PIP Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.


   Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

   Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at
(800) 225-1852 for more details.


   In the case of shares held through the Transfer Agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.


   The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

   Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.


   Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

   Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan. The chart also illustrates earnings in a personal savings account, assuming that the earnings are eligible for the current lower dividend and capital gain rate and that this lower rate (currently set to expire after 2008) is made permanent.


Tax-Deferred Retirement Accounts

   Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                        Tax-Deferred Compounding/(1) /


            Contributions Personal Savings Personal Savings
             Made Over:        (35%)            (15%)         IRA
            ------------- ---------------- ---------------- --------
              10 years        $ 26,712         $ 29,235     $ 31,291
              15 years          46,091           52,856       58,649
              20 years          71,060           85,678       98,846
              25 years         103,232          131,283      157,909
              30 years         144,685          194,651      244,692

----------
/1/ The chart is for illustrative purposes only and does not represent the performance of a PIP Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

   From time to time, a PIP Fund or the Company may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A PIP Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

   The mutual funds in the program may be purchased individually or as part of a program. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

   A PIP Fund's net asset value per share or NAV is determined by dividing the net assets attributable to a class of shares by the number of shares outstanding for that class. Each PIP Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. A PIP Fund may not compute its NAV on days on which no orders to purchase, sell or redeem PIP Fund shares have been received or days on which changes in the value of a PIP Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


   Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Company. In accordance with procedures adopted by the Company's Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker that use information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or primary dealer. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by more than one principal market maker. Options on stock and stock indexes traded on an exchange, futures contracts and options on futures contracts are valued at their last sales prices as of the close of trading on the applicable exchange or board of trade or, if there was no sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Board of Directors.

   Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or the investment adviser (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or the investment adviser, including, as applicable, their portfolio managers, traders and its research and credit analysts and legal and compliance personnel, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the investment adviser, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believes were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the PIP Fund's portfolio securities to no longer reflect their value at the time of the PIP Fund's NAV calculation. On a day that the Manager determines that one or more of the PIP Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the PIP Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Manager or the investment adviser, does not represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if applicable, otherwise a primary market dealer).

   The net asset value of the Underlying Funds is determined in the same manner as described above. See "How to Buy, Sell and Exchange Shares of the Fund--Step 3: Understanding the Price You'll Pay" in each Underlying Fund's prospectus.

   Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject and the NAV of Class A shares will generally be lower than that of Class Z shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

Distributions and Tax Matters

   The following is a summary of certain tax considerations generally affecting PIP Funds and their shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in PIP Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

   Each of the PIP Funds generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each PIP Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each PIP Fund.

Qualification as a Regulated Investment Company

   Each of the PIP Funds has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As regulated investment companies, none of the PIP Funds are subject to federal income tax on the portion of their net investment income (i.e., their investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that each distributes to shareholders, provided that the PIP Funds distribute at least 90% of the sum of their respective net investment income for the year (the "Distribution Requirement"), and satisfy certain other requirements of the Code that are described below.

   In addition to satisfying the Distribution Requirement, each PIP Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

   Each PIP Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the PIP Fund's taxable year, (1) 50% or more of the value of the PIP Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the PIP Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the PIP Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the PIP Fund controls and which are engaged in the same, similar or related trades or businesses.

   If for any year the PIP Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

   A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the PIP Fund earned the income. Specifically, the excise tax will be imposed if the PIP Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

   Each PIP Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that each PIP Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

PIP Fund Investments

   Each PIP Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the PIP Fund. Each PIP Fund may make investments that produce income that is not matched by a corresponding cash receipt by the PIP Fund. Any such income would be treated as income earned by the PIP Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the PIP Fund to borrow money or dispose of other securities in order to comply with those requirements. Each PIP Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the PIP Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the PIP Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the PIP Fund from accruing a long-term holding period. These investments may prevent the PIP Fund from making capital gain distributions as described below. Each PIP Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

   Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolio may invest in equity securities of foreign issuers. If a Fund or an Underlying Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund or Underlying Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders or by the Underlying Fund to an Asset Allocation Portfolio. In addition, certain interest charges may be imposed on the Fund or Underlying Fund as a result of such distributions. If a Fund or an Underlying Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund or Underlying Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund or Underlying Fund. Alternatively, the Fund or Underlying Fund generally would be permitted to "mark to market" any shares it holds in a PFIC. If the Fund or Underlying Fund made such an election, the Fund or Underlying Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund or Underlying Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund or Underlying Fund for prior taxable years. The Fund or Underlying Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

   Notwithstanding any election made by a Fund or an Underlying Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

PIP Fund Distributions

   Each PIP Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by each PIP Fund will generally be limited to the aggregate of the eligible dividends received by the PIP Fund. In addition, each PIP Fund must meet certain holding period requirements with respect to the shares on which the PIP Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the PIP Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a PIP Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the PIP Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividend paid that qualify for the reduced tax rate.

   Ordinarily, shareholders are required to take distributions by a PIP Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a PIP Fund in October, November, or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

   Each PIP Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each PIP Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the PIP Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the PIP Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

   Conversely, if a PIP Fund elects to retain its net capital gain, the PIP Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the PIP Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the PIP Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

   Distributions by a PIP Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

   Distributions by a PIP Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the PIP Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a PIP Fund should be aware that distributions from such PIP Fund will, all other things being equal, have the effect of reducing the net asset value of the PIP Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares

   A shareholder will recognize gain or loss on the sale or redemption of shares in a PIP Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the PIP Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the PIP Fund. Additionally, if a shareholder disposes of shares of a PIP Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires PIP Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

   In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a PIP Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding

   Each PIP Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the PIP Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

   Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a PIP Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the PIP Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the PIP Fund, capital gain dividends and amounts retained by the PIP Fund that are designated as undistributed capital gains. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the PIP Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

   In the case of foreign non-corporate shareholders, a PIP Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the PIP Fund with proper notification of their foreign status.

   The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a PIP Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a PIP Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

State and Local Tax Matters

   Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the PIP Funds.

                            PERFORMANCE INFORMATION

   Performance information is only provided with respect to the Funds. No historical performance information is available for the Asset Allocation Portfolios as such funds have been newly created.


   Average Annual Total Return. A PIP Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C, Class Z and Class R shares.


   Average annual total return is computed according to the following formula:

                               P(1 + T)/n/ = ERV

Where: P = a hypothetical initial payment of $1,000.
     T = average annual total return.
     n = number of years.
     ERV =ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

   Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.



Average Annual Total Return (After Taxes on Distributions and After Taxes on Distributions and Redemption)

   Average annual total return (after taxes on distributions and after taxes on distributions and redemption) each takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

   Average annual total return (after taxes on distributions) is computed according to the following formula:

                            P(1 + T)/n/ = ATV\\D\\

Where: P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions).
     n = number of years.
     ATV\\D \\= ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.



   Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                            P(1 + T)/n/ = ATV\\DR\\

Where: P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions and redemption).
     n = number of years.
     ATV\\DR \\= ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion), after taxes on fund distributions and redemption.




   Aggregate Total Return. A PIP Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C, Class Z and Class R shares.

   Aggregate total return represents the cumulative change in the value of an investment in a PIP Fund and is computed according to the following formula:

                                    ERV - P
                                    ------
                                       P

Where: P = a hypothetical initial payment of $1,000.
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.



   The Company may include comparative performance information in advertising or marketing a PIP Fund's shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc. and other industry publications, business periodicals and market indexes.



                             FINANCIAL STATEMENTS


   The financial statements of the Growth Fund, Equity Opportunity Fund, Active Allocation Fund and each of the Asset Allocation Portfolios for the fiscal year ended September 30, 2004, incorporated in this SAI by reference to the such Fund's 2004 annual report to shareholders (File No. 811-07343), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of a PIP Fund's annual report at no charge by request to the PIP Fund by calling (800) 225-1852, or by writing to the PIP Fund at Gateway Center Three, 100 Mulberry Street, Newark,
New Jersey 07102-4077.

                            PERFORMANCE INFORMATION

   Performance information is only provided with respect to the Funds. No historical performance information is available for the Asset Allocation Portfolios as such funds have been newly created.


   Average Annual Total Return. A PIP Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C, Class Z and Class R shares.


   Average annual total return is computed according to the following formula:

                               P(1 + T)/n/ = ERV

Where: P = a hypothetical initial payment of $1,000.
     T = average annual total return.
     n = number of years.
     ERV =ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

   Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.



Average Annual Total Return (After Taxes on Distributions and After Taxes on Distributions and Redemption)

   Average annual total return (after taxes on distributions and after taxes on distributions and redemption) each takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

   Average annual total return (after taxes on distributions) is computed according to the following formula:

                            P(1 + T)/n/ = ATV\\D\\

Where: P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions).
     n = number of years.
     ATV\\D \\= ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.



   Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                            P(1 + T)/n/ = ATV\\DR\\

Where: P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions and redemption).
     n = number of years.
     ATV\\DR \\= ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion), after taxes on fund distributions and redemption.




   Aggregate Total Return. A PIP Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C, Class Z and Class R shares.

   Aggregate total return represents the cumulative change in the value of an investment in a PIP Fund and is computed according to the following formula:

                                    ERV - P
                                    ------
                                       P

Where: P = a hypothetical initial payment of $1,000.
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.



   The Company may include comparative performance information in advertising or marketing a PIP Fund's shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc. and other industry publications, business periodicals and market indexes.



                             FINANCIAL STATEMENTS


   The financial statements of the Growth Fund, Equity Opportunity Fund, Active Allocation Fund and each of the Asset Allocation Portfolios for the fiscal year ended September 30, 2004, incorporated in this SAI by reference to the such Fund's 2004 annual report to shareholders (File No. 811-07343), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of a PIP Fund's annual report at no charge by request to the PIP Fund by calling (800) 225-1852, or by writing to the PIP Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations, (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

Short-Term Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

   PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    .  Leading market positions in well-established industries.

    .  High rates of return on funds employed.

    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

   PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES (S&P)

Debt Ratings

   AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC: An obligation rated CC is currently highly vulnerable to nonpayment.

Commercial Paper Ratings

   S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

   A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH RATINGS

Long-Term Debt and Preferred Stock Ratings

   AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

   B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained favorable business and economic environment.

   CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

Short-Term Debt Ratings

   F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

   B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

   C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

Asset Allocation

   Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

   Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

Appendix II--Description of Proxy Voting Policies and Recordkeeping Procedures

A summary of the proxy voting policies of each Fund's Subadvisers follows:

Jennison Associates LLC

   Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans, the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

   In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

Prudential Investment Management, Inc.

   In recent years, the subject of proxy voting by investment managers and mutual funds has received attention in the press and by the Commission. We would like to take this opportunity to provide our clients with a summary of our proxy voting policy and procedures, which is enclosed. This information is being provided to you in accordance with a new Commission requirement under the Investment Advisers Act of 1940, as amended.

   It is our policy to vote proxies on client securities in the best interest of our clients and consistently with portfolio investment guidelines. In the case of pooled accounts, it is our policy to vote proxies on securities in such account in the best interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, a proxy voting committee, described in the enclosed summary, has established procedures to address proxy voting situations that could involve potential material conflicts.

   You may obtain copies of our policy and procedure, and information concerning the voting of proxies with respect to their securities, at any time upon request.

   The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units.

   Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

   A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

   In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

                 Voting Approach of PIM Asset Management Units

   The PIM Asset Management Units listed below are divisions within PIM and, therefore, the proxy voting policies of PIM detailed above, including with respect to conflicts, apply to each of the PIM Asset Management Units.

Prudential Public Fixed Income

   As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

    .  a proposal regarding a merger, acquisition or reorganization,

    . a proposal that is not addressed in the unit's detailed policy statement, or

    . circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Quantitative Management

   This asset management unit applies quantitative investment processes when providing investment advisory services to its clients. Generally, when a proxy is received, this unit will vote in accordance with a pre-determined set of votes set forth in a policy established by the unit's proxy voting committee. For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.

Prudential Real Estate Investors

   As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers, the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

    .  a proposal regarding a merger, acquisition or reorganization,

    . a proposal that is not addressed in the unit's detailed policy statement, or

    . circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

   As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

                                    PART C

                               OTHER INFORMATION


Item 22.


   Exhibits.


(a) (1) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective
    Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14,
    1996.

    (2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the
    Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

    (3) Amendment of Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment
    No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

    (4) Articles Supplementary, incorporated by reference to Exhibit 1(d) to the Registration Statement on Form N-14
    (File No. 333-38087) filed via EDGAR on October 17, 1997.

    (5) Articles of Amendment, incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the
    Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

    (6) Articles Supplementary, incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 9 to the
    Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

    (7) Articles of Amendment, incorporated by reference to Exhibit (1)(g) to the Registration Statement on Form N-14
    (File No. 333-41790) filed via EDGAR on July 20, 2000.

    (8) Articles of Amendment, incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 16 to the
    Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

    (9) Articles of Amendment, incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 21 to the
    Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 3, 2003.

    (10) Articles Supplementary, incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 21 to the
    Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 3, 2003.

    (11) Articles Supplementary, incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 24 to the
    Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 26, 2004.

    (12) Articles Supplementary.**

(b) Amended and Restated By-laws dated July 17, 2003.*

(c) Instruments defining rights of shareholders, incorporated by reference to Exhibit 4 to the Registration Statement on
    Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.

(d) (1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund
    Management LLC with respect to Jennison Growth Fund, incorporated by reference to Exhibit (d)(1) to Post-
    Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on
    September 27, 2001.

    (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Jennison Associates Capital
    Corp., with respect to Jennison Growth Fund and Jennison Equity Opportunity Fund, incorporated by reference to
    Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997)
    filed via EDGAR on February 14, 1996.

    (3) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund
    Management LLC with respect to Dryden Active Allocation Fund, incorporated by reference to Exhibit (d)(3) to Post-
    Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on
    September 27, 2001.

    (4) Subadvisory Agreement between the Registrant and The Prudential Investment Corporation with respect to
    Dryden Active Allocation Fund, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 17 to
    the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

    (5) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund
    Management LLC with respect to Jennison Equity Opportunity Fund, incorporated by reference to Exhibit (d)(5) to
    Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

    (6) Management Agreement between The Prudential Investment Portfolios, Inc. and Prudential Investments LLC.,
    incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 23 to the Registration Statement on
    Form N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.

    (7) Subadvisory Agreement between Prudential Investments LLC and Quantitative Management, a division of
    Prudential Investment Management, Inc., incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment
    No. 23 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.

(e) (1) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management
    Services LLC, incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 16 to the Registration
    Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

    (2) Form of Selected Dealer Agreement, incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No.
    8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to
    Exhibit 9 to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

    (2) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment
    No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

    (3) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment
    No. 23 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No. 33-15166)
    filed via EDGAR on July 30, 2001.

    (4) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment
    No. 24 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No. 33-15166)
    filed via EDGAR on July 30, 2002.

(h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.,
    incorporated by reference to Exhibit 13(a) to the Registration Statement on Form N-14 (File No. 333-6755) filed via
    EDGAR on June 25, 1996.

    (2) Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(2) to Post-Effective
    Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September
    29, 1999.

    (3) Amendment to Transfer Agency Agreement dated September 4, 2002, incorporated by reference to Exhibit h(3)
    to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 33-61997) filed via
    EDGAR on December 3, 2003.

(i) Opinion and consent of counsel.**

(j) Consent of Independent Auditors.**

(l) Purchase Agreement, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 1 to the Registration
    Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

(m) (1) Amended and Restated Distribution and Service Plan for Class A Shares, incorporated by reference to Exhibit
    15(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via
    EDGAR on June 11, 1998.


    (2) Amended and Restated Distribution and Service Plan for Class B Shares, incorporated by reference to Exhibit
    15(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via
    EDGAR on June 11, 1998.

    (3) Amended and Restated Distribution and Service Plan for Class C Shares, incorporated by reference to Exhibit
    15(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via
    EDGAR on June 11, 1998.

    (4) Amended and Restated Distribution and Service Plan for Class A shares dated June 1, 1998, incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File
    No. 33-61997) filed via Edgar on December 5, 2003.

    (5) Amended and Restated Distribution and Service Plan for Class B shares dated June 1, 1998, incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File
    No. 33-61997) filed via Edgar on December 5, 2003.

    (6) Amended and Restated Distribution and Service Plan for Class C shares dated June 1, 1998, incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File
    No. 33-61997) filed via Edgar on December 5, 2003.

    (7) Distribution and Service Plan for Class R Shares dated November 19, 2003.*

    (8) Rule 12b-1 Fee Waiver for Class A and R Shares.**

(n) (1) Amended and Restated Rule 18f-3 Plan dated January 23, 2004, incorporated by reference to Exhibit (n)(1) to
    Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.

    (2) Amended and Restated Rule 18f-3 Plan dated April 26, 2004.*

(p) (1) Amended Code of Ethics of the Registrant dated February 2004.*

    (2) Amended Personal Securities Trading Policy of Prudential dated February 2004.*

    (3) Amended Code of Ethics of Jennison Associates LLC dated March 22, 2004.*

(q) (1) Power of attorney dated August 1, 2003, incorporated by reference to Exhibit (q)(1) to Post-Effective
    Amendment No. 21 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on
    December 3, 2003.

    (2) Powers of attorney dated August 1, 2003, incorporated by reference to Exhibit (q)(2) to Post-Effective
    Amendment No. 21 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on
    December 3, 2003.

----------
    * Filed herewith.

   ** To be filed by amendment.



Item 23. Persons Controlled by or under Common Control with the Company.


   None.


Item 24. Indemnification.


   As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article V of the Company's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

   The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

   Section 8 of each Management Agreement (Exhibits (d)(1), (3) and (5) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits
(d)(2) and (4) to the Registration Statement) limit the liability of Prudential Investments LLC (PI), Jennison Associates LLC (Jennison) and Prudential Investment Management, Inc., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

   The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and (i) of such Act remain in effect and are consistently applied.

   Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   Under its Articles of Incorporation and its By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

   (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

   (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

   (3) Such promise must be secured by a surety bond or other suitable insurance; and

   (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 25. Business and Other Connections of the Investment Advisers.


   (a) Prudential Investments LLC (PI)

   See "How the Fund is Managed--Manager" or "How the Portfolios are Managed--Manager" in the applicable Prospectuses and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

   The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

   The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102-4077.


Name and Address  Position with PI              Principal Occupations
----------------  ----------------              ---------------------
Robert F. Gunia   Executive Vice President and  Executive Vice President, and Chief Administrative Officer, PI; Vice
                  Chief Administrative Officer    President, Prudential; President, PIMS; Executive Vice President,
                                                  Chief Administrative Officer and Director of American Skandia
                                                  Investment Services, Inc.; Executive Vice President and Director of
                                                  American Skandia Fund Services, Inc.; Executive Vice President,
                                                  Chief Administrative Officer and Director of American Skandia
                                                  Advisory Services, Inc.

William V. Healey Executive Vice President and  Executive Vice President, and Chief Legal Officer, PI; Vice President
                  Chief Legal Officer             and Associate General Counsel, Prudential; Senior Vice President,
                                                  Chief Legal Officer and Secretary, PIMS; Executive Vice President
                                                  and Chief Legal Officer of American Skandia Investment Services,
                                                  Inc., Executive Vice President and Chief Legal Officer of American
                                                  Skandia Fund Services, Inc.; Executive Vice President and Chief
                                                  Legal Officer of American Skandia Advisory Services, Inc.

Kevin B. Osborn   Executive Vice President      Executive Vice President, PI; Executive Vice President and Director of
                                                  American Skandia Investment Services, Inc. and Executive Vice
                                                  President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier Executive Vice President      Executive Vice President, PI

Judy A. Rice      Officer in Charge, President, Officer-in-Charge, President, Chief Executive Officer and Chief
                  Chief Executive Officer and     Operating Officer of PI; Officer-in-Charge, Director, President, Chief
                  Chief Operating Officer         Executive Officer and Chief Operating Officer of American Skandia
                                                  Investment Services, Inc., Officer-in-Charge, Director, President and
                                                  Chief Executive Officer of American Skandia Fund Services, Inc.;
                                                  Officer-in-Charge, Director, President, Chief Executive Officer and
                                                  Chief Operating Officer of American Skandia Advisory Services, Inc.

Philip N. Russo   Executive Vice President,     Executive Vice President, Chief Financial Officer and Treasurer of PI;
                  Chief Financial Officer and     Executive Vice President and Director of American Skandia Fund
                  Treasurer                       Services, Inc.; Executive Vice President, and Director of American
                                                  Skandia Advisory Services, Inc.


   (b) Jennison Associates LLC (Jennison)

   See "How the Fund is Managed--Investment Adviser" in the Prospectuses of Jennison Equity Opportunity Fund and Jennison Growth Fund and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

   The business and other connections of Jennison's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.




Name and Address                 Principal Occupation
----------------                 ---------------------------------------------------------------------------------------------
Dennis M. Kass.................. Director, Chairman and Chief Executive Officer, Jennison. Chairman and Manager,
                                   Quantitative Management Associates LLC ("QM"). Director and Vice President, Prudential
                                   Investment Management, Inc. ("PIM"). Director, Prudential Trust Company ("PTC").
                                   Signatory Second Vice President, The Prudential Insurance Company of America ("PICA").

Spiros Segalas.................. Director, President and Chief Investment Officer, Jennison.

Ronald K. Andrews............... Director, Jennison. Senior Vice President, Prudential Investments LLC. Senior Vice President,
Gateway Center Three, 15th Floor   American Skandia Investment Services, Incorporated. Senior Vice President, American
100 Mulberry Street                Skandia Advisory Services, Inc. Manager, QM.
Newark, New Jersey 07102

Timothy J. Knierim.............. Director, Jennison. Assistant Secretary, PIM Warehouse, Inc. ("PIMW"). Secretary, Prudential
Gateway Center Two, 6th Floor      Mortgage Asset Corporation II. Corporate Secretary, Prumerica Financial Asia Limited.
100 Mulberry Street                Secretary, Prudential Latin American Investments, Ltd. Secretary and Vice President,
Newark, New Jersey 07102           Residential Information Services, Inc. Signatory Assistant Secretary, PICA. Vice President
                                   and Assistant Secretary, PIM. Manager, QM.

Bernard B. Winograd............. Director, Jennison. Director, Chief Executive Officer and President, PIM. Director and Vice
Gateway Center Three, 15th Floor   President, Prudential Asset Management Holding Company. Director and Chairman,
100 Mulberry Street                PIMW. Director and Chairman, PIC Holdings Limited. Executive Vice President, Prudential
Newark, New Jersey 07102           Investment Management Services LLC. Director and President, PIM Investments, Inc.
                                   President, PIM Foreign Investments, Inc. Signatory Second Vice President, PICA.
                                   Manager, QM.

Mirry M. Hwang.................. Secretary, Vice President and Corporate Counsel, Jennison.

Kenneth Moore................... Treasurer, Senior Vice President and Chief Financial Officer, Jennison. Chief Financial
                                   Officer, Manager, Vice President, QM. Vice President, PIM. Signatory Second Vice
                                   President, PICA.

Blair A. Boyer.................. Executive Vice President, Jennison.

David Chan...................... Executive Vice President, Jennison.

Michael A. Del Balso............ Executive Vice President, Jennison. Vice President, PTC.

Thomas F. Doyle................. Executive Vice President, Jennison.
1000 Winter Street, Suite 4900
Waltham, Massachusetts 02154

Daniel J. Duane................. Executive Vice President, Jennison. Vice President, PTC.

Susan F. Hirsch................. Executive Vice President, Jennison.

Jonathan R. Longley............. Executive Vice President, Jennison.
1000 Winter Street, Suite 4900
Waltham, Massachusetts 02154

Mehdi A. Mahmud................. Executive Vice President, Jennison.

Kathleen A. McCarragher......... Executive Vice President, Jennison. Vice President, PTC.

Jeffrey P. Siegel............... Executive Vice President, Jennison.


   (c) Prudential Investment Management, Inc. (PIM)

   See "How the Fund is Managed--Investment Adviser" in the Prospectuses of Dryden Active Allocation Fund, "How the Portfolios are Managed--Investment Adviser" in the Prospectus of JennisonDryden Asset Allocation Portfolios and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.




   The business and other connections of PIM's directors and executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.


Name and Address        Position with PIM           Principal Occupations
----------------        -----------------           ---------------------
Matthew J. Chanin...... Director and Senior Vice    Director and President of Prudential Equity Investors, Inc.; Chairman,
Gateway Center Four     President                     Director and President of Prudential Private Placement Investors,
Newark, NJ 07102                                      Inc.

Dennis M. Kass......... Director and Vice President Director, Chairman and Chief Executive Officer, Jennison Associates
18th Floor                                            LLC; Chairman and Manager, Quantitative Management Associates
466 Lexington Avenue                                  LLC; Director, Prudential Trust Company; Signatory Second Vice
New York, NY 10017                                    President, The Prudential Insurance Company of America

Philip N. Russo........ Director                    Executive Vice President, Chief Financial Officer and Treasurer, PI

John R. Strangfeld, Jr. Chairman of the Board and   Vice Chairman of Prudential Financial, Inc.: Chairman, Director and
                        Director                      CEO of Prudential Securities Group; Director and President of
                                                      Prudential Asset Management Holding Company; Executive Vice
                                                      President of the Prudential Insurance Company of America.

James J. Sullivan...... Director, Senior Vice       Chairman, Director, President and CEO of Prudential Trust Company;
Gateway Center Two      President and Senior          Director and President of The Prudential Asset Management
Newark, NJ 07102        Managing Director             Company, Inc.

Bernard Winograd....... Director, President & CEO   Senior Vice President of Prudential Financial, Inc.; Director of Jennison
                                                      Associates LLC; Director and Vice President of Prudential Asset
                                                      Management Holding Company



Item 26. Principal Underwriters.


   (a) Prudential Investment Management Services LLC (PIMS)


   PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Strategic Partners Equity Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.


   PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

   (b) Information concerning the directors and principal executive officers of PIMS is set forth below:



                       Positions and Offices with                               Positions and Offices
Name/(1)/              Underwriter                                              with Registrant
---------              --------------------------                               ---------------------
Edward P. Baird....... Executive Vice President                                 None

C. Edward Chaplin..... Executive Vice President and Treasurer                   None
751 Broad Street
Newark, NJ 07102

Kenneth J. Schindler.. Senior Vice President and Chief Compliance Officer       None
751 Broad St.
Newark, NJ 07102

Robert F. Gunia....... President                                                Vice President and Director

William V. Healey..... Senior Vice President, Secretary and Chief Legal Officer Chief Legal Officer and
                                                                                Assistant Secretary

Michael J. McQuade.... Senior Vice President                                    None

David R. Odenath...... Executive Vice President                                 None

Stephen Pelletier..... Executive Vice President                                 None

Scott G. Sleyster..... Executive Vice President                                 None
71 Hanover Road
Florham Park, NJ 07932

Bernard B. Winograd... Executive Vice President                                 None

----------
/(1)/ The address of each person named is Gateway Center 3, 100 Mulberry
      Street, Newark, New Jersey 07102-4077 unless otherwise noted.

   (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


Item 27. Location of Accounts and Records.


   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017, the Registrant, PI and PIM, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f) and Rules 31a-1(b)(4) and
(11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


Item 28. Management Services.


   Other than as set forth under the captions "How the Fund is Managed--Manager," "How the Fund is Managed--Investment Advisers" and "How the Fund is Managed--Distributor" in the Prospectuses of Jennison Growth Fund, Dryden Active Allocation Fund and Jennison Equity Opportunity Fund, the captions "How the Portfolios are Managed--Manager," "How the Portfolios are Managed--Investment Adviser" and "How the Portfolios are Managed--Distributor" in the Prospectus of JennisonDryden Asset Allocation Portfolios and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, the Registrant is not a party to any management-related service contract.


Item 29. Undertakings.


   Not applicable.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 24th day of September, 2004.


                        THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

                           /s/  Judy A. Rice
                        ________________________________________________________
                               Judy A. Rice, President

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         Signature                   Title                             Date
         ---------                   -----                             ----

    /s/ Grace C. Torres                                                September 24, 2004
---------------------------          Treasurer and Principal Financial
      Grace C. Torres                  and Accounting Officer

             *
---------------------------          Director
    David E. A. Carson

             *
---------------------------          Director
     Robert E La Blanc

             *
---------------------------          Director
      Robert F. Gunia

             *
---------------------------          Director
  Douglas H. McCorkindale

             *
---------------------------          Director
    Richard A. Redeker

             *
---------------------------          Director
       Judy A. Rice

             *
---------------------------
      Robin B. Smith                 Director

             *                       Director
---------------------------
     Stephen Stoneburn

             *                       Director
---------------------------
     Clay T. Whitehead

   *By  /s/ Lori E. Bostrom
---------------------------                                            September 24, 2004
         Lori E. Bostrom
         Attorney-in-fact

                  THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

                                 EXHIBIT INDEX


Exhibit
Number                                   Description
------                                   -----------

(b)     Amended and Restated By-laws dated July 17, 2003.*

(m)(7)  Distribution and Service Plan for Class R Shares dated November 19, 2003.*

(n)(2)  Amended and Restated Rule 18f-3 Plan dated April 26, 2004.*

(p)(1)  Amended Code of Ethics of the Registrant dated February 2004.*

   (2)  Amended Personal Securities Trading Policy of Prudential dated February 2004.*

   (3)  Amended Code of Ethics of Jennison Associates LLC dated March 22, 2004.*

----------
*  Filed herewith.